SHAREHOLDER LETTER


Dear Shareholder:

This semiannual report for Franklin Investors Securities Trust covers the period ended April 30, 2000.

In the six months since the Trust's annual report, consumer spending remained the driving force behind U.S. economic growth. Gross domestic product grew an annualized 7.3% and 5.4% in fourth quarter 1999 and first quarter 2000, respectively. However, this growth came at the cost of inflation, and the reporting period's data gave substance to earlier fears. The first quarter 2000 consumer spending gain was the largest since second quarter 1983, while March's 3.7% Consumer Price Index year-over-year increase was the biggest rise since 1991. In the final week of the reporting period, the Labor Department's employment cost index registered a higher-than-expected 1.4% gain, or 4.3% annualized -- a clear sign of accelerating wage inflation. The Federal Reserve Board (the Fed) reacted to continued economic strength and nascent inflation by raising the federal funds target rate three times, for a total 0.75% increase to 6.0%, by the end of the reporting period.

Barely cooling economic expansion did have a positive outcome -- robust first quarter 2000 corporate earnings. By the end of the reporting period, of the 435 companies in the Standard & Poor's 500(R) (S&P 500(R)) Index that reported first quarter earnings, 72% were above analysts' expectations. Although subject to volatility and major sell-offs, the equity markets generally rose throughout the reporting period. The broader S&P 500 and the technology-heavy National Association of Securities Dealers Automated Quotation System (Nasdaq(R)) Composite Index finished the period up 10% and 52%, respectively. Investors exhibited a love-me/love-me-not relationship with technology. At some points, concerns over historically high valuations and the federal district court's anti-monopoly ruling against technology bellwether Microsoft sent investors fleeing to the safety of shorter-term Treasury securities. At other moments, investors fled bond markets and "old economy" companies, as inflationary data and rising interest rates seemed to convince them that the technology- and telecommunications-based "new economy" was the best place for their money.


CONTENTS


Shareholder Letter ....................................................        1

Fund Reports

  Franklin Convertible
  Securities Fund .....................................................        5

  Franklin Equity
  Income Fund .........................................................       10

  Franklin Global
  Government
  Income Fund .........................................................       18

  Franklin Short-Intermediate
  U.S. Government
  Securities Fund .....................................................       26

  Financial Highlights &
  Statements of Investments ...........................................       32

Financial Statements ..................................................       54

Notes to
Financial Statements ..................................................       59

NASDAQ AND S&P 500
Daily Closing Prices
(10/31/99 - 4/30/00)

[LINE GRAPH]

  DATE           NASDAQ           % CHG   INDEXED TO 100   S&P 500        % CHG     INDEXED TO 100
  ----           ------           -----   --------------   -------        -----     --------------

10/31/1999       2966.43                      100.00       1362.93                       100.00
11/01/1999       2967.65          0.04%       100.04       1354.12        -0.65%          99.35
11/02/1999       2981.63          0.47%       100.51       1347.74        -0.47%          98.89
11/03/1999       3028.51          1.57%       102.09       1354.93         0.53%          99.41
11/04/1999       3055.95          0.91%       103.02       1362.64         0.57%          99.98
11/05/1999       3102.29          1.52%       104.58       1370.23         0.56%         100.54
11/08/1999       3143.97          1.34%       105.98       1377.01         0.49%         101.03
11/09/1999       3125.04         -0.60%       105.35       1365.28        -0.85%         100.17
11/10/1999       3155.96          0.99%       106.39       1373.46         0.60%         100.77
11/11/1999       3197.29          1.31%       107.78       1381.46         0.58%         101.36
11/12/1999       3221.15          0.75%       108.59       1396.06         1.06%         102.43
11/15/1999       3219.54         -0.05%       108.53       1394.39        -0.12%         102.31
11/16/1999       3293.05          2.28%       111.01       1420.03         1.84%         104.19
11/17/1999       3269.39         -0.72%       110.21       1410.71        -0.66%         103.51
11/18/1999       3347.11          2.38%       112.83       1424.94         1.01%         104.55
11/19/1999       3369.25          0.66%       113.58       1422           -0.21%         104.33
11/22/1999       3392.56          0.69%       114.37       1420.94        -0.07%         104.26
11/23/1999       3342.87         -1.46%       112.69       1404.64        -1.15%         103.06
11/24/1999       3420.5           2.32%       115.31       1417.08         0.89%         103.97
11/26/1999       3447.81          0.80%       116.23       1416.62        -0.03%         103.94
11/29/1999       3421.37         -0.77%       115.34       1407.83        -0.62%         103.29
11/30/1999       3336.16         -2.49%       112.46       1388.91        -1.34%         101.91
12/01/1999       3353.71          0.53%       113.06       1397.72         0.63%         102.55
12/02/1999       3452.78          2.95%       116.40       1409.04         0.81%         103.38
12/03/1999       3520.63          1.97%       118.68       1433.3          1.72%         105.16
12/06/1999       3546.01          0.72%       119.54       1423.34        -0.69%         104.43
12/07/1999       3586.92          1.15%       120.92       1409.17        -1.00%         103.39
12/08/1999       3586.08         -0.02%       120.89       1403.88        -0.38%         103.00
12/09/1999       3594.17          0.23%       121.16       1408.11         0.30%         103.31
12/10/1999       3620.23          0.73%       122.04       1417.04         0.63%         103.97
12/13/1999       3658.15          1.05%       123.32       1415.22        -0.13%         103.84
12/14/1999       3571.66         -2.36%       120.40       1403.17        -0.85%         102.95
12/15/1999       3621.95          1.41%       122.10       1413.33         0.72%         103.70
12/16/1999       3715.06          2.57%       125.24       1418.78         0.39%         104.10
12/17/1999       3753.06          1.02%       126.52       1421.05         0.16%         104.26
12/20/1999       3783.87          0.82%       127.56       1418.09        -0.21%         104.05
12/21/1999       3911.15          3.36%       131.85       1433.43         1.08%         105.17
12/22/1999       3937.3           0.67%       132.73       1436.13         0.19%         105.37
12/23/1999       3969.44          0.82%       133.81       1458.34         1.55%         107.00
12/27/1999       3975.38          0.15%       134.01       1457.09        -0.09%         106.91
12/28/1999       3972.11         -0.08%       133.90       1457.66         0.04%         106.95
12/29/1999       4041.46          1.75%       136.24       1463.46         0.40%         107.38
12/30/1999       4036.87         -0.11%       136.09       1464.47         0.07%         107.45
12/31/1999       4069.31          0.80%       137.18       1469.25         0.33%         107.80
01/03/2000       4131.15          1.52%       139.26       1455.22        -0.95%         106.77
01/04/2000       3901.69         -5.55%       131.53       1399.42        -3.83%         102.68
01/05/2000       3877.54         -0.62%       130.71       1402.11         0.19%         102.87
01/06/2000       3727.13         -3.88%       125.64       1403.45         0.10%         102.97
01/07/2000       3882.62          4.17%       130.89       1441.47         2.71%         105.76
01/10/2000       4049.67          4.30%       136.52       1457.6          1.12%         106.95
01/11/2000       3921.19         -3.17%       132.19       1438.56        -1.31%         105.55
01/12/2000       3850.02         -1.82%       129.79       1432.25        -0.44%         105.09
01/13/2000       3957.21          2.78%       133.40       1449.68         1.22%         106.36
01/14/2000       4064.27          2.71%       137.01       1465.15         1.07%         107.50
01/18/2000       4130.81          1.64%       139.25       1455.14        -0.68%         106.77
01/19/2000       4151.29          0.50%       139.94       1455.9          0.05%         106.82
01/20/2000       4189.51          0.92%       141.23       1445.57        -0.71%         106.06
01/21/2000       4235.4           1.10%       142.78       1441.36        -0.29%         105.75
01/24/2000       4096.08         -3.29%       138.08       1401.53        -2.76%         102.83
01/25/2000       4167.41          1.74%       140.49       1410.03         0.61%         103.46
01/26/2000       4069.91         -2.34%       137.20       1404.09        -0.42%         103.02
01/27/2000       4039.56         -0.75%       136.18       1398.56        -0.39%         102.61
01/28/2000       3887.07         -3.77%       131.04       1360.16        -2.75%          99.80
01/31/2000       3940.35          1.37%       132.83       1394.46         2.52%         102.31
02/01/2000       4051.98          2.83%       136.59       1409.28         1.06%         103.40
02/02/2000       4073.96          0.54%       137.34       1409.12        -0.01%         103.39
02/03/2000       4210.98          3.36%       141.95       1424.97         1.12%         104.55
02/04/2000       4244.14          0.79%       143.07       1424.37        -0.04%         104.51
02/07/2000       4321.77          1.83%       145.69       1424.24        -0.01%         104.50
02/08/2000       4427.54          2.45%       149.25       1441.72         1.23%         105.78
02/09/2000       4363.24         -1.45%       147.09       1411.7         -2.08%         103.58
02/10/2000       4485.63          2.81%       151.21       1416.83         0.36%         103.95
02/11/2000       4395.45         -2.01%       148.17       1387.12        -2.10%         101.77
02/14/2000       4418.55          0.53%       148.95       1389.94         0.20%         101.98
02/15/2000       4420.77          0.05%       149.03       1402.05         0.87%         102.87
02/16/2000       4427.65          0.16%       149.26       1387.67        -1.03%         101.82
02/17/2000       4548.92          2.74%       153.35       1388.25         0.04%         101.86
02/18/2000       4411.74         -3.02%       148.72       1346.09        -3.04%          98.76
02/22/2000       4382.12         -0.67%       147.72       1352.17         0.45%          99.21
02/23/2000       4550.33          3.84%       153.39       1360.69         0.63%          99.84
02/24/2000       4617.65          1.48%       155.66       1353.43        -0.53%          99.30
02/25/2000       4590.5          -0.59%       154.75       1333.36        -1.48%          97.83
02/28/2000       4577.85         -0.28%       154.32       1348.05         1.10%          98.91
02/29/2000       4696.69          2.60%       158.33       1366.42         1.36%         100.26
03/01/2000       4784.08          1.86%       161.27       1379.19         0.93%         101.19
03/02/2000       4754.51         -0.62%       160.28       1381.76         0.19%         101.38
03/03/2000       4914.79          3.37%       165.68       1409.17         1.98%         103.39
03/06/2000       4904.85         -0.20%       165.35       1391.28        -1.27%         102.08
03/07/2000       4847.84         -1.16%       163.42       1355.62        -2.56%          99.46
03/08/2000       4897.17          1.02%       165.09       1366.7          0.82%         100.28
03/09/2000       5046.86          3.06%       170.13       1401.69         2.56%         102.84
03/10/2000       5048.62          0.03%       170.19       1395.07        -0.47%         102.36
03/13/2000       4907.24         -2.80%       165.43       1383.62        -0.82%         101.52
03/14/2000       4706.63         -4.09%       158.66       1359.15        -1.77%          99.72
03/15/2000       4582.62         -2.63%       154.48       1392.14         2.43%         102.14
03/16/2000       4717.39          2.94%       159.03       1458.47         4.76%         107.01
03/17/2000       4798.13          1.71%       161.75       1464.47         0.41%         107.45
03/20/2000       4610            -3.92%       155.41       1456.63        -0.54%         106.87
03/21/2000       4711.68          2.21%       158.83       1493.87         2.56%         109.61
03/22/2000       4864.75          3.25%       163.99       1500.64         0.45%         110.10
03/23/2000       4940.61          1.56%       166.55       1527.35         1.78%         112.06
03/24/2000       4963.03          0.45%       167.31       1527.46         0.01%         112.07
03/27/2000       4958.56         -0.09%       167.16       1523.86        -0.24%         111.81
03/28/2000       4833.89         -2.51%       162.95       1507.73        -1.06%         110.62
03/29/2000       4644.67         -3.91%       156.57       1508.52         0.05%         110.68
03/30/2000       4457.89         -4.02%       150.28       1487.92        -1.37%         109.17
03/31/2000       4572.83          2.58%       154.15       1498.58         0.72%         109.95
04/03/2000       4223.68         -7.64%       142.38       1505.97         0.49%         110.50
04/04/2000       4148.89         -1.77%       139.86       1494.73        -0.75%         109.67
04/05/2000       4169.22          0.49%       140.55       1487.37        -0.49%         109.13
04/06/2000       4267.56          2.36%       143.86       1501.34         0.94%         110.16
04/07/2000       4446.45          4.19%       149.89       1516.35         1.00%         111.26
04/10/2000       4188.2          -5.81%       141.19       1504.46        -0.78%         110.38
04/11/2000       4055.9          -3.16%       136.73       1500.59        -0.26%         110.10
04/12/2000       3769.63         -7.06%       127.08       1467.17        -2.23%         107.65
04/13/2000       3676.78         -2.46%       123.95       1440.51        -1.82%         105.69
04/14/2000       3321.29         -9.67%       111.96       1356.56        -5.83%          99.53
04/17/2000       3539.16          6.56%       119.31       1401.44         3.31%         102.83
04/18/2000       3793.57          7.19%       127.88       1441.61         2.87%         105.77
04/19/2000       3706.41         -2.30%       124.95       1427.47        -0.98%         104.74
04/20/2000       3643.88         -1.69%       122.84       1434.54         0.50%         105.25
04/24/2000       3482.48         -4.43%       117.40       1429.86        -0.33%         104.91
04/25/2000       3711.23          6.57%       125.11       1477.44         3.33%         108.40
04/26/2000       3630.09         -2.19%       122.37       1460.99        -1.11%         107.19
04/27/2000       3774.03          3.97%       127.22       1464.92         0.27%         107.48
04/28/2000       3860.66          2.30%       130.14       1452.43        -0.85%         106.57

Sources: Nasdaq and Standard & Poor's Micropal. The Nasdaq Composite Index measures all Nasdaq domestic and U.S.-based common stocks listed on the Nasdaq Market, is market-weighted and includes over 5,000 companies (as of 4/30/00). The S&P 500 Index is a market value-weighted index of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock's weight in the index proportionate to its market value.

The graph is intended to show stock market volatility, as reflected in the Nasdaq and the S&P 500, and does not illustrate the past or future performance of any fund in Franklin Investors Securities Trust. To better demonstrate daily volatility, the graph scales the indexes so they have the same starting point.

In addition to rising interest rates and flight-to-quality inflows from equity market declines, supply fundamentals also affected the fixed-income markets throughout the reporting period. The U.S. government's $7 billion (out of a planned $30 billion) 30-year Treasury bond buyback reduced their supply and drove their prices higher throughout the period. As bond prices and yields move in an inverse relationship, this resulted in a corresponding yield decline. Normally the yield curve, or the yield difference between shorter- and longer-term debt, rises as maturity increases, and investors are offered greater yields for the additional risk they take on with longer-term debt. However, reduced supply on the long end caused a yield curve inversion in January that lasted through the end of the reporting period. As of April 30, 2000, the 30- and 10-year Treasury bonds yielded 5.96% and 6.21%, respectively, compared with 6.16% and 6.02% six months earlier.

Looking forward, many analysts expect the Fed to increase the federal funds target rate another 0.5%, following on the heels of end-of-period inflation indicators. Rising interest rates will pose short-term challenges for the bond market and the stocks of those companies that issue debt securities for their financing needs. However, if the Fed achieves its objective of slowing economic growth and containing inflation, this should benefit fixed-income securities and interest-rate sensitive equities long term. Meanwhile, the current income provided by bonds and equity dividends can cushion overall total returns in times of market volatility.

Recent market uncertainty reinforces the importance of investing for the long term, so daily market fluctuations and short-term volatility have minimal impact on overall investment goals. We encourage you to discuss your financial goals with your investment representative, who can address concerns about volatility and help you diversify your investments and stay focused on the long term.

As always, we appreciate your continued investment in Franklin Investors Securities Trust and look forward to serving your future investment needs.

Sincerely,


/s/C. B. Johnson




Charles B. Johnson
Chairman
Franklin Investors Securities Trust


FRANKLIN CONVERTIBLE
SECURITIES FUND

[FUND CATEGORY PYRAMID GRAPH]


------------------------------------------------------------------------------
Your Fund's Goal: Franklin Convertible Securities Fund seeks to maximize total return consistent with reasonable risk through a portfolio of convertible securities.
------------------------------------------------------------------------------

During the reporting period, U.S. economic growth and corporate profits rose to levels that exceeded analysts' expectations. Unfortunately, rising energy prices and overall economic strength awakened inflationary pressures, which contributed to financial market volatility, including a significant market correction toward the end of the six months under review. Despite the recent pullback, equity markets moved higher, fueled by gains in large-capitalization technology and telecommunications companies. Meanwhile, rising interest rates negatively impacted Treasury bond prices. As bond price and yield move in opposite directions, 30-year Treasury yields rose from 6.16% at the beginning of the period to peak at 6.75% on January 20, 2000. However, somewhat reduced supply moderated this tendency and the 30-year Treasury yield closed the period at 5.96%.

For the six-month period ended April 30, 2000, the fund's Class A shares outperformed the benchmark Goldman Sachs/Bloomberg U.S. Convertible 100 Index, with a +23.84% cumulative total return versus the benchmark index's 13.98% increase.(1) We attribute the fund's strong performance relative to the index mainly to a combination of sector and security selection. In particular, the portfolio's overweight position in oil and gas exploration and production, including Devon Energy (Kerr-McGee Corp. convertibles), Newfield Exploration (Newfield Financial Trust), and EOG Resources Inc. (Enron Corp. convertibles), favorably impacted performance. An improving supply/demand balance in domestic natural gas markets led to higher gas pricing and improved profitability for these companies. In addition, renewed emphasis on drilling activity should result in better-than-expected production growth for these companies going forward.

1. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions and does not include the sales charge. The index is unmanaged and includes reinvested dividends; one cannot invest directly in an index.

All portfolio holdings mentioned in the report are listed by their complete legal titles in the fund's Statement of Investments (SOI), which is a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount. The SOI begins on page 34.


PORTFOLIO BREAKDOWN

Franklin Convertible Securities Fund
Based On Total Net Assets
4/30/00
[Pie Chart]

Convertible Bonds                                                        49.6%

Convertible
Preferred Stocks                                                         43.1%

Short-term Investments &
Other Net Assets                                                          7.3%



We added positions in several areas, including technology, where we emphasized software companies providing products and services to enable Internet or electronic commerce (e-commerce). Investments in BEA Systems Inc., Oracle Corp., i2 Technologies Inc. and Siebel Systems Inc. all benefited the fund's performance during the period. BEA Systems' products and services help companies establish a Web presence with e-commerce transaction capability. Their robust and flexible platform offers a competitive advantage in this market. Siebel Systems is the leading provider of customer relationship management applications. Their software helps manage all aspects of customer interaction, including support, sales force automation, field service and self-service over the Web, as well as call centers and other channels. This e-business product suite enables Siebel's clients to improve and lower customer service costs.

The fund's strategy of balancing upside participation, current income and downside support in its convertible securities portfolio contributed to its recent out performance, relative to the index. Examples of this strategy include selling Level 3 Communications Inc.'s equity-sensitive 2009 convertible debentures and buying their more balanced 2010 convertible bonds. Similarly, within the electronics contract manufacturing industry, we took profits and reduced our stake in highly equity-sensitive Sanmina Corp. convertible bonds in favor of more balanced 2007-maturity SCI Systems convertible bonds. By reducing the portfolio's equity sensitivity, or delta, we sought to protect the fund from market declines.

Looking forward, we remain optimistic about the prospects for U.S. financial markets, given the healthy domestic economy and expectations for continued growth improvement abroad. We believe the fund is well positioned to take advantage of this favorable outlook. The potential rise in the convertible securities' underlying common stock offers an attractive opportunity to participate in equity market rallies, while their fixed-income component provides downside protection, through current income and reduced volatility.

Sincerely,


/s/ Edward B. Jamieson


Edward. B. Jamieson


/s/ Edward D. Perks


Edward D. Perks

Portfolio Management Team
Franklin Convertible Securities Fund

This discussion reflects our views, opinions and portfolio holdings as of April 30, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the fund. Our strategies and the fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


DIVIDEND DISTRIBUTIONS
Franklin Convertible Securities Fund
11/1/99 - 4/30/00

                                                DIVIDEND PER SHARE
                                                ------------------

MONTH                                   CLASS A                       CLASS C
--------------------------------------------------------------------------------

November                                5 cents                      4.20 cents

December                                6 cents                      5.11 cents

January                                 5 cents                      4.11 cents

February                                5 cents                      4.11 cents

March                                   5 cents                      4.00 cents

April                                   5 cents                      4.00 cents
--------------------------------------------------------------------------------

TOTAL                                   31 CENTS                     25.53 CENTS


FRANKLIN CONVERTIBLE
SECURITIES FUND

CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to August 3, 1998, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total returns.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.


SIX-MONTH PERFORMANCE SUMMARY AS OF 4/30/00

Six-month total return does not include sales charges. Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

CLASS A
Six-Month Total Return                 +23.84%
Net Asset Value (NAV)                  $15.44 (4/30/00)       $12.74 (10/31/99)
Change in NAV                          +$2.70
Distributions (11/1/99-4/30/00)        Dividend Income        $ 0.31

CLASS C
Six-Month Total Return                 +23.38%
Net Asset Value (NAV)                  $15.38 (4/30/00)       $12.69 (10/31/99)
Change in NAV                          +$2.69
Distributions (11/1/99-4/30/00)        Dividend Income        $0.2553




              Past performance does not guarantee future results.

ADDITIONAL PERFORMANCE
AS OF 3/31/00

                                                                      INCEPTION
CLASS A                              1-YEAR     5-YEAR     10-YEAR    (4/15/87)
--------------------------------------------------------------------------------
Cumulative Total Return(1)           +39.80%   +110.84%    +281.72%     +342.52%
Average Annual Total Return(2)       +31.75%   +14.72%     +13.66%      +11.65%


                                                                       INCEPTION
CLASS C                                 1-YEAR         3-YEAR         (10/2/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)              +38.74%          +47.30%        +75.65%

Average Annual Total Return(2)          +36.35%          +13.40%        +13.08%



AS OF 4/30/00


SHARE CLASS                                             A                C
--------------------------------------------------------------------------------
Distribution Rate(3)                                   3.66%             3.09%

30-Day Standardized Yield(4)                           4.32%             3.80%




1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

3. Distribution rate is based on an annualization of the respective class's April dividend and the maximum offering price per share on April 30, 2000.

4. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended April 30, 2000.

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton at 1-800/342-5236.

--------------------------------------------------------------------------------
Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


              Past performance does not guarantee future results.


[FUND CATEGORY PYRAMID GRAPH]

                          FRANKLIN EQUITY INCOME FUND

Your Fund's Goal: Franklin Equity Income Fund seeks to maximize total return, emphasizing high, current income and capital appreciation, consistent with reasonable risk, through a portfolio of common stocks with above-average dividend yields.


A TALE OF TWO ECONOMIES


Stock market performance continued to diverge along the lines of "old economy" (basic materials, industrial cyclicals, conventional retailers) versus "new economy" (technology-, Internet- and telecommunications-related) companies during the six months ended April 30, 2000. Toward the end of the period, however, cracks surfaced in the shares of new economy growth stocks, whose valuations are often largely based on anticipated profits rather than actual earnings. Despite their overall under-performance relative to their growth counterparts for first quarter 2000, many value stocks registered strong returns in March and April, while growth stocks lagged or experienced negative returns. Franklin Equity Income Fund, which invests in value stocks that offer above-average dividend yields, reflected these trends, with a +0.72% six-month cumulative total return for its Class A shares, compared with -0.39% for the benchmark Russell 3000 Value Index.(1)


1. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions and does not include the sales charge. The index is unmanaged and includes reinvested dividends; one cannot invest directly in an index.

All portfolio holdings mentioned in the report are listed by their complete legal titles in the fund's Statement of Investments (SOI), which is a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount. The SOI begins on page 40.


Despite recent corrections, the overall valuation disparity between growth and value issues has widened seek to unprecedented proportions. According to the Frank Russell Co., stocks comprising the Russell 3000 Value Index are selling at approximately 18.3 times earnings, compared with 21.3 times two years ago. Russell 3000 Growth Index stocks, on the other hand, have grown from a multiple of 34.5 times earnings two years ago to approximately 47.7 times today. These recent valuation differentials exceeded previous market cycles, including the conglomerate craze of the '60s, the nifty-fifty rage of the '70s, and the leveraged buyout boom of the late '80s, all of which proved unsustainable.

PORTFOLIO NOTES

The fund maintains a value-oriented philosophy, utilizing a highly disciplined approach to investing. We seek to invest in stocks that are selling at attractive prices according to measurements such as relative book value, dividend yield, revenues and normalized earnings. This generally entails investing in stocks at what we expect to be temporarily depressed prices, while collecting current, steady investment returns in the form of dividends, which can provide a cushion against possible price declines.

Our overall asset allocation changed modestly during the period. Common stocks declined slightly to 82.9% of total net assets at the end of the period, from 87.6% on October 31, 1999, and more defensive convertible stocks and bonds increased to 12.8% from 9.0%. Short-term investments held relatively steady at 4.3% of total net assets at the end of the semiannual period.

WHAT ARE BOOK
VALUE AND NORMALIZED EARNINGS?

Book value seeks to determine the net asset value of a company's securities, using the following formula: Total net assets are derived by subtracting intangible assets and any long-term liabilities and equity issues that have a prior claim from total assets. This figure is then divided by the number of bonds, shares of preferred stock, or shares of common stock, to give the net asset value, or "book value" per bond or per share of preferred or common stock. Normalized earnings refer to a company's earnings, adjusted for cyclical ups and downs in the economy.*

*Source: Barron's Dictionary of Finance and Investment Terms, 1995.



TOP FIVE INVESTMENT SECTORS
Franklin Equity Income Fund
4/30/00

                                                                      % OF TOTAL
SECTOR                                                                NET ASSETS
--------------------------------------------------------------------------------

Finance                                                                13.7%

Telecommunications                                                     11.8%

Utilities                                                              10.3%

Health Technology                                                       9.2%

REITs                                                                   7.2%

Although discouraging for the fund's short-term performance, investors' relative indifference to value stocks during the period gave us the opportunity to increase our exposure to various sectors at prices that we believed offer excellent value. Financial stocks, including real estate investment trusts, grew to 20.9% of the portfolio's assets. Rising interest rates pushed financial stocks, one of the poorer performing sectors during the past six months, to bargain levels, in our opinion. We recently invested in mortgage finance leader Fannie Mae, a stock selling at 13 times earnings at time of purchase, despite its 14% five-year annual growth record. Similarly, we purchased savings bank Washington Mutual at seven times estimated earnings. Finally, we added to some of our existing investments, such as Bank of America, Fleet Boston and First Union, while selling our weaker-positioned holdings.

We also added to our health care and consumer non-durable investments. Many of these investments also registered disappointing returns late in 1999, but yielded improved results in recent months. Industry leaders Abbott Labs, Bristol-Myers Squibb, Johnson & Johnson and American Home Products traded at substantial discounts, compared to their industry peers during the period, providing what we believed to be exceptional investment opportunities. Health care companies, largely pharmaceuticals, represented 10.2% of the fund's total net assets on April 30, 2000, nearly double the fund's weighting six months earlier. New household product and food company investments included Gillette and Sara Lee. Shares of both of these industry leaders were selling at their lowest relative valuations in nearly 10 years.

Believing telecommunications possessed exciting growth prospects and traded at reasonable valuations, we maintained a significant weighting in the sector, which constituted 11.8% of the fund's total net assets by the period's end. At the same time, telecommunications also accounted for the fund's four largest holdings -- U.S. West, Bell Atlantic, GTE and AT&T. Demand for telecommunications services is accelerating in response to the Internet's growth, yet most of these companies were selling for less than 20 times estimated earnings, compared with multiples in excess of 50 times earnings for many large-capitalization growth stocks, by the end of the six months under review. The fund's electric and gas utilities weighting was 10.3% of total net assets. In recent months, utilities experienced a turnaround, taking their place among the stock market's best performers, after underperforming the Standard & Poor's 500 (S&P 500) Index since 1993. The combination of industry consolidation, extremely attractive dividend yields, comparable to U.S. Treasury bonds, and visible earnings growth from non-regulated businesses was largely responsible for their improved relative performance. One recent, new investment was Duke Energy, one of the nation's best-managed and best-positioned utilities for growth, in our opinion.

As one would expect, our technology investments delivered some of the fund's better performances during the reporting period. We took advantage of this strength by taking profits in holdings such as Perkin Elmer, Hewlett-Packard and Motorola, as well as Comverse Technology and BEA Systems convertible securities. The portfolio's electronic technology investments, at 6.9% of total net assets on April 30, 2000, remained underweighted compared to its benchmark index. While we believe these companies maintain excellent growth prospects, we also felt their valuations fully discounted this potential.


TOP TEN HOLDINGS
Franklin Equity Income Fund
4/30/00

COMPANY,                                                             % OF TOTAL
INDUSTRY                                                              NET ASSETS
--------------------------------------------------------------------------------

U.S. West Inc.                                                             3.0%
Telecommunications

Bell Atlantic Corp.                                                        2.7%
Telecommunications

GTE Corp.                                                                  2.6%
Telecommunications

AT&T Corp.                                                                 2.4%
Telecommunications

St. Paul Companies Inc.                                                    1.8%
Finance

Abbott Laboratories                                                        1.7%
Health Technology

General Mills Inc.                                                         1.7%
Consumer Non-Durables

Bestfoods                                                                  1.7%
Consumer Non-Durables

Conoco Inc., B                                                             1.7%
Energy Minerals

Baxter International Inc.                                                  1.7%
Health Technology


DIVIDEND DISTRIBUTIONS
Franklin Equity Income Fund
11/1/99 - 4/30/00

                                             DIVIDEND PER SHARE
                                ------------------------------------------------
MONTH                           CLASS A           CLASS B            CLASS C
--------------------------------------------------------------------------------
November                        4.3 cents         3.17 cents         3.12 cents

December                        4.3 cents         3.15 cents         2.96 cents

January                         4.3 cents         3.15 cents         2.96 cents

February                        4.3 cents         3.15 cents         2.96 cents

March                           4.3 cents         3.27 cents         3.14 cents

April                           4.3 cents         3.27 cents         3.14 cents
--------------------------------------------------------------------------------
TOTAL                           25.8 CENTS        19.16 CENTS        18.28 CENTS


Looking forward, we remain enthusiastic about the investment prospects for above-average dividend-yielding value stocks. Generally modest inflation, strong profit trends and improving worldwide economic growth should benefit value stocks in the months ahead. Also, growth has outperformed value investing for six consecutive years, a historically long period.

While it is impossible to predict when the cycle will reverse itself, we believe our strategy and the portfolio's investments are well-positioned to maximize total return through high, current income and capital appreciation.

Sincerely,


/s/ Frank M. Felicelli


Frank M. Felicelli
Portfolio Manager
Franklin Equity Income Fund



This discussion reflects our views, opinions and portfolio holdings as of April 30, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the fund. Our strategies and the fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

FRANKLIN EQUITY
INCOME FUND

CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to August 3, 1998, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total returns.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

SIX-MONTH PERFORMANCE SUMMARY
AS OF 4/30/00


Six-month total return does not include sales charges. Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.


CLASS A
Six-Month Total Return                        +0.72%
Net Asset Value (NAV)                         $17.75 (4/30/00)           $19.20 (10/31/99)
Change in NAV                                 -$1.45
Distributions (11/1/99-4/30/00)               Dividend Income            $0.2580
                                              Short-Term Capital Gain    $0.0608
                                              Long-Term Capital Gain     $1.2177
                                              ----------------------------------------------
                                              Total                      $1.5365

CLASS B
Six-Month Total Return                        +0.29%
Net Asset Value (NAV)                         $17.70 (4/30/00)           $ 19.16 (10/31/99)
Change in NAV                                 -$1.46
Distributions (11/1/99-4/30/00)               Dividend Income            $0.1916
                                              Short-Term Capital Gain    $0.0608
                                              Long-Term Capital Gain     $1.2177
                                              ----------------------------------------------
                                              Total                      $1.4701

CLASS C
Six-Month Total Return                        +0.35%
Net Asset Value (NAV)                         $17.70 (4/30/00)           $19.14 (10/31/99)
Change in NAV                                 -$1.44
Distributions (11/1/99-4/30/00)               Dividend Income            $0.1828
                                              Short-Term Capital Gain    $0.0608
                                              Long-Term Capital Gain     $1.2177
                                              ----------------------------------------------
                                              Total                      $1.4613




               Past performance does not guarantee future results.


ADDITIONAL PERFORMANCE
AS OF 3/31/00


                                                                INCEPTION
Class A                         1-YEAR    5-YEAR    10-YEAR     (3/15/88)
--------------------------------------------------------------------------------


Cumulative Total Return(1)      +3.72%    +83.19%   +211.46%     +308.16%

Average Annual Total Return(2)  -2.22%    +11.55%    +11.37%      +11.84%



                                                                      INCEPTION
CLASS B                                          1-YEAR                (1/1/99)
--------------------------------------------------------------------------------

Cumulative Total Return(1)                       +2.82%                +0.22%

Average Annual Total Return(2)                   -0.93%                -2.74%

                                                                      INCEPTION
CLASS C                                            1-YEAR   3-YEAR    (10/2/95)
--------------------------------------------------------------------------------

Cumulative Total Return(1)                         +2.92%   +30.52%   +59.99%

Average Annual Total Return(2)                     +0.95%    +8.92%   +10.77%


AS OF 4/30/00


SHARE CLASS                                          A           B        C
--------------------------------------------------------------------------------

Distribution Rate(3)                               2.74%       2.22%    2.11%

30-Day Standardized Yield(4)                       2.98%       2.42%    2.39%


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

3. Distribution rate is based on an annualization of the respective class's April dividend and the maximum offering price (net asset value for Class B) per share on April 30, 2000.

4. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended April 30, 2000.


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton at 1-800/342-5236.



--------------------------------------------------------------------------------
Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


Past performance does not guarantee future results.

[FUND CATEGORY PYRAMID GRAPH]

FRANKLIN GLOBAL
GOVERNMENT INCOME FUND

------------------------------------------------------------------------------
You Fund's Goal: Franklin Global Government Income Fund seeks a high level of current income consistent with preservation of capital, with capital appreciation as a secondary consideration, through a portfolio of domestic and foreign debt securities.
------------------------------------------------------------------------------

ECONOMIC OVERVIEW

Early in the review period, investors remained cautious regarding interest rates, partly because of inflationary fears stemming from higher oil prices, but mostly because of upward revisions in global economic growth forecasts. Confirmed European economic recovery, better-than-expected growth in Japan, as well as continued growth in the U.S., fueled this cautious approach. Improving global economies led to expectations of higher commodity prices, productivity and employment rates, all of which would add to inflationary pressures and a tighter monetary policy stance by central banks. These conditions supported the consensus view that the industrial economies, with the possible exception of Japan, had reached the bottom of their respective interest-rate cycles. Later in the period, reduced U.S. bond supply and equity market volatility offset these interest-rate concerns. Bonds began to appear more attractive to investors who put money back into the global fixed-income markets for the first time in a long while.

All portfolio holdings mentioned in the report are listed by their complete legal titles in the fund's Statement of Investments (SOI), which is a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount. The SOI begins on page 47.

In this environment, the J.P. Morgan Global Government Bond Index (GGBI) posted a 2.15% positive return in local currency terms for the six months ended April 30, 2000. The GGBI underperformed the J.P. Morgan U.S. Government Bond Index's 2.69% positive return, which benefited from the U.S. Treasury buyback program. The buyback contributed to the U.S. yield curve inversion during the period. As bond prices and yields move in an inverse relationship, higher prices on long-term bonds shifted their yields downward, while short-term bond prices fell lower and their yields inched higher. In contrast, the European Monetary Union
(EMU) countries' yield curve only flattened, as yields rose on the short end. Hence, EMU bond prices fell, while those in the U.S. market rose. Most major cur rencies' weakness against the U.S. dollar resulted in lower returns for the global index in U.S. dollar terms, and the GGBI posted a negative U.S. dollar return of 4.11%.

In local currency terms, European bonds rose 2.15%, as most European bond markets offered positive returns. The U.K. index increased and the EMU bond index gained 1.87%. The Danish market outperformed the EMU countries, while Japan remained relatively flat, as economic recovery expectations, stable interest rates, and a stronger yen resulted in capital flows into Japanese markets. The Australia/New Zealand dollar-bloc bond markets, where rising commodity prices supported the local currency and helped contain inflation, outperformed the U.S. bond market in local currency terms.

Emerging market bond prices rose during the period, mostly as a result of higher commodity prices and the U.S. equity market's upward momentum early in the period. The former improved export revenues and hence, the issuer countries' external debt repayment capacity. The latter decreased many investors' risk aversion and thus, increased their appetite for emerging market bonds. The J.P. Morgan Emerging Market Bond Index Plus (EMBI+) increased 14.43%. Most countries in the index experienced rising bond prices, with the exception of the Philippines, Nigeria and Colombia. Russian bonds were among the best performers, increasing 89.32%, followed by those of Ecuador, Peru and Mexico.

Prices of Russian Eurobonds recovered as a result of the favorable presidential election outcome, as well as the government's agreement to reschedule bondholders' payments in the London Club negotiations. In Brazil, economic measures implemented to help increase revenues, in addition to official external financing from foreign governments and the International Monetary Fund, fueled the continued recovery of that country's bonds. Meanwhile, the oil price resurgence led to rising Venezuelan bond prices. Oil constitutes Venezuela's main source of export revenue.

PORTFOLIO NOTES

Franklin Global Government Income Fund attempted to maximize its total return during the period by allocating 60%-70% of its assets to intermediate- and long-term investment-grade bonds and 30%-40% of its assets to the highest quality and most liquid bonds available in the emerging markets. We believe that this balance offers the opportunity for higher long-term returns at the cost of modestly higher short-term volatility.

The fund's geographic allocation changed slightly during the period. North American markets decreased from approximately 27% to 22% of total net assets, with Canadian exposure increasing slightly and the U.S. allocation decreasing 6%. We left the European allocation essentially unchanged at 38%, but adjusted the underlying country mix. During the period, we decreased the portfolio's exposure to Germany and Spain, and reinvested the proceeds in Belgium, France and the Netherlands. The fund decreased its percentage of Australia/New Zealand bonds from 8.5% to 6.7% of total net assets. New Zealand's exposure, in particular, declined 2.1%. Meanwhile, we added new positions in Korea, Brazil and increased our holdings in Venezuela, bringing the fund's emerging market allocation to 33.5% of total net assets by the period's end.

COUNTRY DISTRIBUTION
Franklin Global
Government Income Fund
Based on Total Net Assets

COUNTRY                                                4/30/00         10/31/99
--------------------------------------------------------------------------------

U.S.                                                   14.8%             20.8%

Brazil                                                  9.5%              8.0%

Germany                                                 8.4%             12.2%

Italy                                                   7.4%              7.6%

Canada                                                  7.2%              6.4%

Venezuela                                               6.5%              5.3%

Argentina                                               5.3%              5.5%

Australia                                               4.4%              4.1%

U.K.                                                    4.3%              4.0%

Mexico                                                  4.1%              4.6%

Turkey                                                  4.1%              3.9%

Netherlands                                             3.7%              0.0%

France                                                  3.7%              0.0%

Sweden                                                  3.5%              3.3%

South Korea                                             3.3%              0.0%

Spain                                                   2.6%              7.1%

New Zealand                                             2.3%              4.4%

Denmark                                                 2.2%              2.2%

Belgium                                                 2.0%              0.0%

Panama                                                  0.7%              0.6%


DIVIDEND DISTRIBUTIONS
Franklin Global Government Income Fund
11/1/99 - 4/30/00

                                               DIVIDEND PER SHARE
                                  ----------------------------------------------

                                                                      ADVISOR
MONTH                             CLASS A           CLASS C            CLASS
--------------------------------------------------------------------------------
November                          5 cents         4.71 cents        5.08 cents

December                          5 cents         4.67 cents        5.08 cents

January                           5 cents         4.67 cents        5.11 cents

February                          5 cents         4.67 cents        5.07 cents

March                             5 cents         4.71 cents        5.08 cents

April                             5 cents         4.71 cents        5.07 cents

--------------------------------------------------------------------------------
TOTAL                            30 CENTS        28.14 CENTS       30.49 CENTS

The fund's emerging markets exposure continued to have a relatively low duration with respect to the J.P. Morgan EMBI+, thereby reducing its sensitivity to interest-rate movements and market uncertainty. At the end of the reporting period, the portfolio's bonds were U.S. dollar-denominated sovereign Eurobonds, with fixed coupons issued by countries we believe to have strong repayment capacity. We also continued to emphasize Latin America, due to the region's improving fundamentals.

Looking forward, we believe that global inflationary pressures will continue to increase in the near term and world economic growth will remain strong throughout the year. In such a challenging environment for bonds, investing in a fully diversified, global fixed-income portfolio can reduce the risks of declines in any particular market or sector.

Sincerely,




/s/ Thomas J. Dickson
Thomas J. Dickson



/s/ Umran Demirors
Umran Demirors

Portfolio Management Team
Franklin Global Government Income Fund





This discussion reflects our views, opinions and portfolio holdings as of April 30, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the fund. Our strategies and the fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

FRANKLIN GLOBAL
GOVERNMENT INCOME FUND

CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total returns.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge (CDSC) for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.

SIX-MONTH PERFORMANCE SUMMARY
AS OF 4/30/00

Six-month total return does not include sales charges. Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

CLASS A
Six-Month Total Return              -2.03%
Net Asset Value (NAV)               $7.27 (4/30/00)         $7.72 (10/31/99)
Change in NAV                       -$0.45
Distributions (11/1/99-4/30/00)     Dividend Income         $0.30

CLASS C
Six-Month Total Return              -2.26%
Net Asset Value (NAV)               $7.28 (4/30/00)         $7.73 (10/31/99)
Change in NAV                       -$0.45
Distributions (11/1/99-4/30/00)     Dividend Income         $0.2814

ADVISOR CLASS
Six-Month Total Return              -1.95%
Net Asset Value (NAV)               $7.28 (4/30/00)         $7.73 (10/31/99)
Change in NAV                       -$0.45
Distributions (11/1/99-4/30/00)     Dividend Income         $0.3049

              Past performance does not guarantee future results.


ADDITIONAL PERFORMANCE
AS OF 3/31/00


                                                                      INCEPTION
CLASS A                             1-YEAR     5-YEAR      10-YEAR    (3/15/88)
--------------------------------------------------------------------------------


Cumulative Total Return(1)          +1.32%    +38.46%     +93.06%    +118.06%

Average Annual Total Return(2)      -3.04%     +5.80%      +6.33%      +6.31%


                                                             INCEPTION
CLASS C                                 1-YEAR      3-YEAR   (5/1/95)
--------------------------------------------------------------------------------

Cumulative Total Return(1)              +0.79%      +9.70%    +31.87%

Average Annual Total Return(2)          -1.13%      +2.77%     +5.57%

                                                                     INCEPTION
ADVISOR CLASS(3)                   1-YEAR      5-YEAR     10-YEAR    (3/15/88)
--------------------------------------------------------------------------------

Cumulative Total Return(1)         +1.45%     +40.10%     +95.35%    +120.65%

Average Annual Total Return(2)     +1.45%      +6.98%      +6.93%      +6.79%


AS OF 4/30/00


SHARE CLASS                              A        C        ADVISOR
--------------------------------------------------------------------------------

Distribution Rate(4)                     7.91%    7.69%    8.36%

30-Day Standardized Yield(5)             7.11%    6.80%    7.55%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

3. On January 2, 1997, the fund began selling Advisor Class shares to certain eligible investors as described in the prospectus. This share class does not have sales charges or a Rule 12b-1 plan. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect Class A performance, excluding the effect of the Class A sales charge, but including the effect of Rule 12b-1 fees and other Class A expenses; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance, including the deduction of all fees and expenses applicable only to that class. Since January 2, 1997 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +10.20% and +3.04%, respectively.

4. Distribution rate is based on an annualization of the respective class's April dividend and the maximum offering price (net asset value for Advisor Class) per share on April 30, 2000.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended April 30, 2000.


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton at 1-800/342-5236.


Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of countries where the fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.



              Past performance does not guarantee future results.



[FUND CATEGORY PYRAMID GRAPH]


FRANKLIN SHORT-INTERMEDIATE U.S.
GOVERNMENT SECURITIES FUND


Your Fund's Goal: Franklin Short-Intermediate U.S. Government Securities Fund seeks to provide investors with a high level of current income, while seeking to preserve shareholders' capital, by investing primarily in U.S. government securities with maturities between two and five years.

During the six months under review, continued economic strength and nascent inflationary pressures pushed interest rates higher. At the same time, the Treasury bond yield curve became inverted when rates on long-term bonds declined below those of short-term bonds. As of April 30, 2000, the 2-year Treasury note's 6.68% yield was the highest on the curve. In this environment, Franklin Short-Intermediate U.S. Government Securities Fund -- Class A shares posted a +1.25% six-month cumulative total return, as shown in the Performance Summary on page 30.

Longer-term Treasury bonds benefited from supply fundamentals and stock market volatility, as the Nasdaq sell-offs and U.S. government's $7 billion 30-year Treasury bond repurchase triggered rallies during the reporting period. However, despite their recent short-term outperformance, we did not see much relative value in Treasuries, as historically fixed-income assets derive most of their total return from income, as opposed to price changes. We, therefore, preferred to concentrate on bond sectors' income advantages rather than their potential for price appreciation.

All portfolio holdings mentioned in the report are listed by their complete legal titles in the fund's Statement of Investments (SOI), which is a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount. The SOI begins on page 52.

Relative to Treasuries, agency bonds and mortgage-backed securities offered strong income advantages during the six months under review. Uncertainty arose about the government's future relationship to the Federal National Mortgage Association (Fannie Mae or FNMA) and the Federal Home Loan Mortgage Corporation (Freddie Mac or FHLMC), following congressional discussions. Although we feel it is unrealistic to think they would sever all ties, investor concerns over the issue pushed agency bond yields to one-year highs versus Treasuries in February and at the end of the period. We slightly increased our exposure to this sector, from 26.5% to 34.2% of total net assets. Seeking to take advantage of the attractive yield spread, we doubled the fund's position in mortgage-backed securities, from 29.0% to 58.6% during the reporting period.



PORTFOLIO BREAKDOWN
Franklin Short-Intermediate U.S.
Government Securities Fund
Based on Total Net Assets
4/30/00

[PIE CHART]
Mortgage-Backed Securities              58.6%

Agency Bonds                            34.2%

Short-Term Investments &
Other Net Assets                         7.2%

DIVIDEND DISTRIBUTIONS*

Franklin Short-Intermediate U.S.
Government Securities Fund
11/1/99 - 4/30/00

                                              DIVIDEND PER SHARE
                                              ------------------
                                                             ADVISOR
MONTH                                      CLASS A           CLASS
--------------------------------------------------------------------------------

November                                 4.30 cents              4.40 cents

December                                 7.31 cents**            7.39 cents**

January                                  4.70 cents              4.76 cents

February                                 4.70 cents              4.77 cents

March                                    4.70 cents              4.79 cents

April                                    4.70 cents              4.79 cents
--------------------------------------------------------------------------------
TOTAL                                   30.41 CENTS             30.90 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.

**Includes an additional 3.01 cent distribution to meet excise tax requirements.



In March and April, mortgage-backed securities posted stronger returns relative to agency bonds. In particular, Government National Mortgage Association (Ginnie Mae or GNMA) pass-throughs outperformed Fannie Mae and Freddie Mac by a wide margin, partly because Ginnie Maes would not be affected by any changes in the status of the other two agencies. The reduced supply of U.S. Treasuries also enhanced the value of Ginnie Maes because of their "full faith and credit" guarantee.(1) Toward the end of the reporting period, we sold 30-year Ginnie Mae mortgage pass-throughs, as we felt they had become overvalued relative to shorter maturity pass-throughs. Going forward, we hope to take advantage of the wider yield spreads on Fannie Mae and Freddie Mac bonds and mortgage pass-throughs to purchase these securities at what we believe are attractive values.

1. U.S. government securities owned by the fund, but not shares of the fund, are guaranteed by the U.S. government, its agencies or instrumentalities, as to timely payment of principal and interest. The fund's yield and share price are not guaranteed and will vary with market conditions.



Sincerely,

/s/ Roger A. Bayston

Roger A. Bayston

Portfolio Manager
Franklin Short-Intermediate U.S. Government Securities Fund

--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of April 30, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the fund. Our strategies and the fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------


FRANKLIN
SHORT-INTERMEDIATE
U.S. GOVERNMENT
SECURITIES FUND

--------------------------------------------------------------------------------
CLASS A: Subject to the 2.25% initial sales charge. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total returns.

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.
--------------------------------------------------------------------------------

SIX-MONTH PERFORMANCE SUMMARY AS OF 4/30/00

Six-month total return does not include sales charges. Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

CLASS A
Six-Month Total Return                  +1.25%
Net Asset Value (NAV)                   $9.93 (4/30/00)      $10.11 (10/31/99)
Change in NAV                           -$0.18

Distributions (11/1/99-4/30/00)         Dividend Income       $0.3041

ADVISOR CLASS
Six-Month Total Return                  +1.30%
Net Asset Value (NAV)                   $9.92 (4/30/00)       $10.10 (10/31/99)
Change in NAV                           -$0.18

Distributions (11/1/99-4/30/00)         Dividend Income       $0.3090


              Past performance does not guarantee future results.

ADDITIONAL PERFORMANCE
AS OF 3/31/00


                                                                       INCEPTION
CLASS A                            1-YEAR      5-YEAR      10-YEAR     (4/15/87)
--------------------------------------------------------------------------------

Cumulative Total Return(1)         +2.42%     +29.31%     +83.25%      +124.55%

Average Annual Total Return(2)     +0.08%      +4.80%      +6.00%      +6.25%




                                                                       INCEPTION
ADVISOR CLASS(3)                      1-YEAR      5-YEAR    10-YEAR    (4/15/87)
--------------------------------------------------------------------------------
Cumulative Total Return(1)            +2.42%      +29.53%   +83.57%     +124.94%

Average Annual Total Return(2)        +2.42%       +5.31%    +6.26%       +6.45%


AS OF 4/30/00


SHARE CLASS                                                 A            ADVISOR
--------------------------------------------------------------------------------

Distribution Rate(4)                                        5.55%          5.79%

30-Day Standardized Yield(5)                                5.91%          6.15%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the applicable, maximum sales charge(s) for that class.

3. On January 2, 1997, the fund began selling Advisor Class shares to certain eligible investors as described in the prospectus. This share class does not have sales charges or a Rule 12b-1 plan. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect Class A performance, excluding the effect of the Class A sales charge, but including the effect of Rule 12b-1 fees and other Class A expenses; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance, including the deduction of all fees and expenses applicable only to that class. Since January 2, 1997 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +16.13% and +4.71%, respectively.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (net asset value for Advisor Class) per share on April 30, 2000.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended April 30, 2000.


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton at 1-800/342-5236.


Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights

FRANKLIN CONVERTIBLE SECURITIES FUND


                                                                                                CLASS A
                                                     -------------------------------------------------------------------------------
                                                     SIX MONTHS ENDED                     YEAR ENDED OCTOBER 31,
                                                       APRIL 30, 2000   ------------------------------------------------------------
                                                        (UNAUDITED)    1999        1998         1997         1996         1995
                                                     -------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........       $12.75            $11.75       $14.74      $13.45       $12.73      $12.34
                                                     -------------------------------------------------------------------------------
Income from investment operations:
 Net investment income(b) ......................          .35              .61          .62         .64          .61         .58
 Net realized and unrealized gains (losses) ....         2.65             1.03        (1.92)       2.15         1.39        1.10
                                                     -------------------------------------------------------------------------------
otal from investment operations ................         3.00             1.64        (1.30)       2.79         2.00        1.68
                                                     -------------------------------------------------------------------------------
Less distributions from:
 Net investment income .........................        (.31)             (.64)        (.65)       (.60)        (.60)       (.59)
 Net realized gains ............................          --                --        (1.04)       (.90)        (.68)       (.70)
                                                     -------------------------------------------------------------------------------
Total distributions ............................        (.31)             (.64)       (1.69)      (1.50)       (1.28)      (1.29)
                                                     -------------------------------------------------------------------------------
Net asset value, end of period .................      $15.44            $12.75       $11.75      $14.74       $13.45      $12.73
                                                     ===============================================================================

Total return(a) ................................       23.84%            14.25%       (9.93%)     22.47%       16.71%      15.18%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............     $147,360          $129,908     $170,569    $212,631     $130,951     $83,523
Ratios to average net assets:
 Expenses ......................................        1.06%(c)          1.05%         .98%       1.01%        1.02%       1.03%
 Net investment income .........................        4.84%(c)          4.92%        4.63%       4.81%        4.79%       4.82%
Portfolio turnover rate ........................      107.53%           147.75%       79.17%     141.49%      129.83%     108.64%



(a) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(b) Based on average shares outstanding effective year ended October 31, 1999.

(c) Annualized


FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights (continued)

FRANKLIN CONVERTIBLE SECURITIES FUND (CONT.)

                                                                                        CLASS C
                                                      ------------------------------------------------------------------------------
                                                      SIX MONTHS ENDED                   YEAR ENDED OCTOBER 31,
                                                       APRIL 30, 2000   ----------------------------------------------------------
                                                       (UNAUDITED)      1999       1998         1997        1996       1995(d)
                                                      ----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period                     $12.70         $11.70     $14.68       $13.41      $12.71      $13.06
                                                      ----------------------------------------------------------------------------
Income from investment operations:
 Net investment income(b)                                   .30            .51        .51          .54         .51         .07
 Net realized and unrealized gains (losses)                2.64           1.04      (1.91)        2.13        1.40        (.37)
                                                      ----------------------------------------------------------------------------

Total from investment operations                           2.94           1.55      (1.40)        2.67        1.91        (.30)
                                                      ----------------------------------------------------------------------------
Less distributions from:
 Net investment income                                     (.26)          (.55)      (.54)        (.50)       (.53)       (.05)
 Net realized gains                                         --             --       (1.04)        (.90)       (.68)          --
                                                      ----------------------------------------------------------------------------
Total distributions                                        (.26)          (.55)     (1.58)       (1.40)      (1.21)       (.05)
                                                      ----------------------------------------------------------------------------
Net asset value, end of period                           $15.38         $12.70     $11.70       $14.68      $13.41      $12.71
                                                      ============================================================================

Total return(a)                                           23.38%         13.48%    (10.61%)      21.54%      15.92%      (2.33%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                        $32,715        $29,148    $41,533      $35,282     $10,861       $209
Ratios to average net assets:
 Expenses                                                  1.74%(c)       1.80%      1.73%        1.74%       1.79%       1.60%(c)
 Net investment income                                     4.16%(c)       4.16%      3.93%        4.04%       4.00%       3.64%(c)
Portfolio turnover rate                                  107.53%        147.75%     79.17%      141.49%     129.83%     108.64%


(a) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(b) Based on average shares outstanding effective year ended October 31, 1999.

(c) Annualized

(d) For the period October 1, 1995 (effective date) to October 31, 1995.


                       See notes to financial statements.



FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS, APRIL 30, 2000 (UNAUDITED)



 FRANKLIN CONVERTIBLE SECURITIES FUND                                                                       SHARES          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS 43.1%
COMMERCIAL SERVICES 1.9%
United Rentals Trust I, 6.50%, cvt. pfd.                                                                    50,000       $ 1,406,250
United Rentals Trust I, 6.50%, cvt. pfd., 144A                                                              74,500         2,095,313
                                                                                                                          ----------
                                                                                                                           3,501,563
                                                                                                                          ----------

CONSUMER SERVICES 2.3%
Adelphia Communications Corp., 5.50%, cvt. pfd., D                                                          10,000         1,537,500
Seagram Co. Ltd., 7.50%, cvt. pfd. (Canada)                                                                 50,000         2,543,750
                                                                                                                          ----------
                                                                                                                           4,081,250
                                                                                                                          ----------

ENERGY MINERALS 7.3%
Enron Corp., 7.00%, cvt. pfd., (exchangeable into EOG Resources Inc. common)                               220,000         5,170,000
Kerr-McGee Corp., 5.50%, cvt. pfd., (exchangeable into Devon Energy Corp. common)                           98,000         4,391,625
Newfield Financial Trust I, 6.50%, cvt. pfd.                                                                60,000         3,626,250
                                                                                                                          ----------
                                                                                                                          13,187,875
                                                                                                                          ----------

FINANCE 7.2%
Apartment Investment & Management Co., 8.00%, cvt. pfd., K                                                 100,000         2,475,000
Bank United Corp., 8.00%, cvt. pfd.                                                                         80,000         3,560,000
Metlife Capital Trust I, 8.00%, cvt. pfd.                                                                   50,000         2,815,625
Protective Life Capital Trust II, 6.50%, cvt. pfd.                                                          54,700         2,270,050
Sovereign Bancorp Inc., 7.50%, cvt. pfd.                                                                    40,000         1,877,500
                                                                                                                          ----------
                                                                                                                          12,998,175
                                                                                                                          ----------

NON-ENERGY MINERALS 4.7%
Georgia-Pacific Corp., 7.50%, cvt. pfd.                                                                     89,500         3,624,750
IMC Global/Merrill Lynch, 6.25%, cvt. pfd., IGL                                                            280,000         4,760,000
                                                                                                                          ----------
                                                                                                                           8,384,750
                                                                                                                          ----------

PRODUCER MANUFACTURING 2.7%
Tower Automotive Capital, 6.75%, cvt. pfd.                                                                 135,000         4,893,750
                                                                                                                          ----------
RETAIL TRADE 2.2%
CVS Trust Automatic Common Exchange Securities, 6.00%, cvt. pfd.                                            50,000         3,900,000
                                                                                                                          ----------

TECHNOLOGY SERVICES .8%
PSINet Inc., 7.00%, cvt. pfd., D, 144A                                                                      45,000         1,423,125
                                                                                                                          ----------

TRANSPORTATION 1.8%
Union Pacific Capital Trust, 6.25%, cvt. pfd.                                                               75,000         3,187,500
                                                                                                                          ----------

UTILITIES 12.2%
AES Trust III, 6.75%, cvt. pfd.                                                                             38,800         2,766,925
CMS Energy Trust I, 7.75%, cvt. pfd.                                                                        73,000         2,555,000
Global Crossing Ltd., 6.75%, cvt. pfd. (Bermuda)                                                            18,400         4,636,800
Intermedia Communications, 7.00%, cvt. pfd., E                                                              30,000         1,053,750
MediaOne Group Inc., 7.00%, cvt. pfd. (exchangeable into Vodafone AirTouch common)                         103,700         4,809,088
Qwest Trends Trust, 5.75%, cvt. pfd., 144A                                                                  45,000         3,206,250
RSL Communications Inc., 7.00%, cvt. pfd., 144A (Bermuda)                                                   75,000         2,962,500
                                                                                                                          ----------
                                                                                                                          21,990,313
                                                                                                                          ----------

TOTAL CONVERTIBLE PREFERRED STOCKS (COST $79,245,870)                                                                     77,549,301
                                                                                                                          ----------



FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS, APRIL 30, 2000 (UNAUDITED) (CONT.)



                                                                                                    PRINCIPAL
 FRANKLIN CONVERTIBLE SECURITIES FUND                                                              AMOUNT*                  VALUE
------------------------------------------------------------------------------------------------------------------------------------

CONVERTIBLE BONDS 49.6%
CONSUMER SERVICES 2.8%
Clear Channel Communications Inc., cvt., 2.625%, 4/01/03 ...............................            $1,500,000            $1,905,945
Echostar Communications Corp., cvt., 144A, 4.875%, 1/01/07 .............................             2,000,000             3,057,500
                                                                                                                          ----------
                                                                                                                           4,963,445
                                                                                                                          ----------

ELECTRONIC TECHNOLOGY 20.4%
Act Manufacturing Inc., cvt., 144A, 7.00%, 4/15/07 .....................................             2,500,000             2,550,000
Amkor Technology Inc., cvt., 144A, 5.00%, 3/15/07 ......................................             3,500,000             4,305,000
ASM Lithography Holding NV, cvt., 4.25%, 11/30/04 (Netherlands) ........................             2,500,000             3,078,125
Burr-Brown Corp., cvt., 144A, 4.25%, 2/15/07 ...........................................             2,500,000             3,290,625
Comverse Technology Inc., cvt. sub. deb., 144A, 4.50%, 7/01/05 .........................               500,000             2,067,500
Conexant Systems Inc., cvt., 144A, 4.00%, 2/01/07 ......................................             2,000,000             1,682,500
Cypress Semiconductor Corp., cvt., 4.00%, 2/01/05 ......................................             2,000,000             2,690,000
Hewlett-Packard Co., cvt., zero cpn., 10/14/17 .........................................             5,000,000             3,868,750
Juniper Networks Inc., cvt., 4.75%, 3/15/07 ............................................             1,500,000             1,365,000
LSI Logic Corp., cvt., 4.00%, 2/15/05 ..................................................             2,000,000             2,250,000
Sanmina Corp., cvt., 144A, 4.25%, 5/01/04 ..............................................             1,500,000             2,231,250
SCI Systems Inc., cvt., 3.00%, 3/15/07 .................................................             4,000,000             4,675,000
Vitesse Semiconductor Corp., cvt., 144A, 4.00%, 3/15/05 ................................             3,250,000             2,807,513
                                                                                                                          ----------
                                                                                                                          36,861,263
                                                                                                                          ----------

ENERGY MINERALS .9%
Range Resources Corp., cvt. sub. deb., 6.00%, 2/01/07 ..................................             3,340,000             1,586,500
                                                                                                                          ----------

FINANCE 1.0%
Macerich Co., cvt. sub. deb., 144A, 7.25%, 12/15/02 ....................................             2,000,000             1,750,000
                                                                                                                          ----------

HEALTH SERVICES 2.5%
Omnicare Inc., cvt. sub. deb., 5.00%, 12/01/07 .........................................             5,650,000             4,456,438
                                                                                                                          ----------

HEALTH TECHNOLOGY 4.1%
Alpharma Inc., cvt., 3.00%, 6/01/06 ....................................................             2,000,000             2,575,780
Inhale Therapeutic Systems Inc., cvt., 144A, 5.00%, 2/08/07 ............................             1,000,000               961,250
Roche Holdings Inc., cvt., zero cpn., 1/19/15 ..........................................             5,000,000             3,768,750
                                                                                                                          ----------
                                                                                                                           7,305,780
                                                                                                                          ----------

TECHNOLOGY SERVICES 11.1%
Affiliated Computer Services, cvt., sub. note, 4.00%, 3/15/05 ..........................             9,000,000             8,707,500
BEA Systems Inc., cvt., 144A, 4.00%, 12/15/06 ..........................................             1,500,000             2,310,000
Excite@home, cvt., 144A, 4.75%, 12/15/06 ...............................................             2,000,000             1,340,000
i2 Technologies Inc., cvt., 144A, 5.25%, 12/15/06 ......................................               250,000               463,325
Interliant Inc., cvt., 144A, 7.00%, 2/16/05 ............................................             2,000,000             1,172,500
Morgan Stanley Dean Witter & Co., cvt., 144A, zero cpn., 10/19/06,
(exchangeable into Oracle Corp. common) ................................................               500,000             1,393,125
Rational Software Corp., cvt., 144A, 5.00%, 2/01/07 ....................................             2,000,000             2,670,000
Siebel Systems Inc., cvt., 144A, 5.50%, 9/15/06 ........................................               750,000             2,055,000
                                                                                                                          ----------
                                                                                                                          20,111,450
                                                                                                                          ----------



FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS, APRIL 30, 2000 (UNAUDITED) (CONT.)



                                                                                                    PRINCIPAL
 FRANKLIN CONVERTIBLE SECURITIES FUND                                                                AMOUNT*                 VALUE
------------------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS (CONT.)
UTILITIES 6.8%
Global Telesystems Group Inc., cvt., 5.75%, 7/01/10 ......................................           $2,500,000           $1,659,375
Level 3 Communications Inc., cvt., 6.00%, 3/15/10 ........................................            2,500,000            2,271,874
Natwest Enron Corp. Nets, cvt., 144A, 3.50%, 9/01/04 .....................................            1,000,000            3,125,000
Nextel Communications Inc, cvt., 144A, 5.25%, 1/15/10 ....................................            3,000,000            2,940,000
Primus Telecommunications Group Inc., cvt., 144A, 5.75%, 2/15/07 .........................            2,750,000            2,351,249
                                                                                                                           ---------
                                                                                                                          12,347,498
                                                                                                                          ----------
TOTAL CONVERTIBLE BONDS (COST $82,245,644) ...............................................                                89,382,374
                                                                                                                          ----------

TOTAL LONG TERM INVESTMENTS (COST $161,491,514) 92.7% ....................................                               166,930,675
                                                                                                                         -----------

(a)REPURCHASE AGREEMENT 6.1%

Joint Repurchase Agreement, 5.706%, 5/01/00 (Maturity Value $11,077,197)
(COST $11,071,932)                                                                                   11,071,932           11,071,932
 Banc of America Securities LLC
 Barclays Capital Inc.
 Bear, Stearns & Co. Inc.
 Chase Securities Inc.
 Donaldson, Lufkin & Jenrette Securities Corp.
 Dresdner Kleinwort Benson, North America LLC
 Lehman Brothers Inc.
 Nesbitt Burns Securities Inc.
 Paine Webber Inc.
 Paribas Corporation
 Societe Generale
 Warburg Dillon Read LLC
  Collateralized by U.S. Treasury Bills & Notes
                                                                                                                          ----------

TOTAL INVESTMENTS (COST $172,563,446) 98.8% ..............................................                               178,002,607

OTHER ASSETS, LESS LIABILITIES 1.2% ......................................................                                 2,073,067
                                                                                                                          ----------

NET ASSETS 100.0% ........................................................................                              $180,075,674
                                                                                                                         ===========

*The principal amount is stated in U.S. dollars unless otherwise indicated.

(a)Investment is through participation in a joint account with other funds managed by the investment advisor. At April 30, 2000, all repurchase agreements had been entered into on April 28, 2000.


                       See notes to financial statements.



FRANKLIN INVESTORS SECURITIES TRUST

Financial Highlights

FRANKLIN EQUITY INCOME FUND

                                                                                            CLASS A
                                                        ----------------------------------------------------------------------------
                                                         SIX MONTHS ENDED                 YEAR ENDED OCTOBER 31,
                                                          APRIL 30, 2000     -------------------------------------------------------
                                                            (UNAUDITED)      1999      1998        1997         1996        1995
                                                        ----------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..............           $19.20       $19.93     $19.31        $16.41      $15.19      $14.14
Income from investment operations:
  Net investment income(b) .........................             .27          .58        .64           .64         .64         .63
  Net realized and unrealized gains (losses) ......             (.18)         .36       1.42          3.23        1.63        1.27
                                                        ----------------------------------------------------------------------------
Total from investment operations ..................              .09          .94       2.06          3.87        2.27        1.90
                                                        ----------------------------------------------------------------------------
Less distributions from:
Net investment income .............................             (.26)        (.60)      (.65)         (.64)       (.65)       (.61)
Net realized gains ................................            (1.28)       (1.07)      (.79)         (.33)       (.40)       (.24)
                                                        ----------------------------------------------------------------------------
Total distributions ...............................            (1.54)       (1.67)     (1.44)         (.97)      (1.05)       (.85)
                                                        ----------------------------------------------------------------------------
Net asset value, end of period ....................           $17.75       $19.20     $19.93        $19.31      $16.41      $15.19
                                                        ----------------------------------------------------------------------------


Total return(a) ...................................              .72%        4.90%     10.96%        24.40%      15.39%      14.10%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .................            $327,514   $385,968   $428,228      $352,555    $246,952    $168,897
Ratios to average net assets:
  Expenses ........................................             1.02%(c)      .94%       .94%          .97%        .98%       1.00%
  Expenses excluding waiver and payments by affiliate           1.02%(c)      .94%       .94%          .97%        .98%       1.02%
  Net investment income ...........................             3.02%(c)     2.95%      3.20%         3.62%       4.11%       4.44%
  Portfolio turnover rate .........................            24.63%       50.20%     30.65%        29.04%      24.15%      27.86%


(a)Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(b)Based on average shares outstanding effective year ended October 31, 1999.

(c)Annualized


FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights (continued)

FRANKLIN EQUITY INCOME FUND (CONT.)

                                                                                                            CLASS B
                                                                                           ----------------------------------------
                                                                                           SIX MONTHS ENDED
                                                                                             APRIL 30, 2000           YEAR ENDED
                                                                                               (UNAUDITED)       OCTOBER 31, 1999(d)
                                                                                           ----------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .......................................                       $19.16                    $19.37
                                                                                           ----------------------------------------
Income from investment operations:
  Net investment income(b) .................................................                          .20                       .33
  Net realized and unrealized losses .......................................                         (.19)                     (.16)
                                                                                           ----------------------------------------
Total from investment operations ...........................................                          .01                       .17
                                                                                           ----------------------------------------
Less distributions from:
  Net investment income ....................................................                         (.19)                     (.38)
  Net realized gains .......................................................                        (1.28)                       --
                                                                                           ----------------------------------------
Total distributions ........................................................                        (1.47)                     (.38)
                                                                                           ----------------------------------------
Net asset value, end of period .............................................                       $17.70                    $19.16
                                                                                           ========================================
Total return(a) ............................................................                          .29%                      .86%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..........................................                        $2,886                    $2,493
Ratios to average net assets:
  Expenses(c) ..............................................................                         1.76%                     1.69%
  Net investment income(c) .................................................                         2.30%                     2.03%
Portfolio turnover rate ....................................................                        24.63%                    50.20%

(a)Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(b)Based on average shares outstanding.

(c)Annualized

(d)For the period January 1, 1999 (effective date) to October 31, 1999.




FRANKLIN INVESTORS SECURITIES TRUST

Financial Highlights (continued)

FRANKLIN EQUITY INCOME FUND (CONT.)

                                                                                                CLASS C
                                                   ---------------------------------------------------------------------------------
                                                    SIX MONTHS ENDED                 YEAR ENDED OCTOBER 31,
                                                     APRIL 30, 2000     ------------------------------------------------------------
                                                       (UNAUDITED)      1999         1998          1997         1996     1995(d)
                                                   ---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........    $19.14                $19.88        $19.26       $16.38     $15.19    $15.38
                                                   ---------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(b) ....................       .20                   .43           .50          .50        .52       .05
  Net realized and unrealized gains (losses) ..      (.18)                  .36          1.41         3.22       1.63      (.19)
                                                   ---------------------------------------------------------------------------------
Total from investment operations ..............       .02                   .79          1.91         3.72       2.15      (.14)
                                                   ---------------------------------------------------------------------------------
Less distributions from:
  Net investment income .......................      (.18)                 (.46)         (.50)        (.51)      (.56)     (.05)
  Net realized gains ..........................     (1.28)                (1.07)         (.79)        (.33)      (.40)       --
                                                   ---------------------------------------------------------------------------------
Total distributions ...........................     (1.46)                (1.53)        (1.29)        (.84)      (.96)     (.05)
                                                   ---------------------------------------------------------------------------------
Net asset value, end of period ................    $17.70                $19.14        $19.88       $19.26     $16.38    $15.19
                                                   =================================================================================
Total return(a) ...............................       .35%                 4.11%        10.16%       23.40%     14.53%     (.93%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............    $63,850               $82,353       $81,078      $45,277    $18,227      $386
Ratios to average net assets:
  Expenses ....................................      1.74%(c)              1.69%         1.69%        1.72%      1.73%     1.99%(c)
  Net investment income .......................      2.28%(c)              2.20%         2.45%        2.78%      3.33%     3.57%(c)
Portfolio turnover rate .......................     24.63%                50.20%        30.65%       29.04%     24.15%    27.86%




(a) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(b)Based on average shares outstanding effective year ended October 31, 1999.

(c)Annualized

(d)For the period October 1, 1995 (effective date) to October 31, 1995.




                       See notes to financial statements






FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2000 (UNAUDITED)

 FRANKLIN EQUITY INCOME FUND                                                                    SHARES                    VALUE
------------------------------------------------------------------------------------------------------------------------------------
 COMMON STOCKS 82.9%
 COMMERCIAL SERVICES 2.6%
 Dun & Bradstreet Corp. ..................................................                      193,200                  $ 5,820,150
 The McGraw-Hill Cos. Inc. ...............................................                       89,000                    4,672,500
                                                                                                                         -----------
                                                                                                                          10,492,650
                                                                                                                         -----------

 CONSUMER DURABLES 3.1%
 Eastman Kodak Co. .......................................................                       65,000                    3,635,938
 Ford Motor Co. ..........................................................                       80,000                    4,375,000
 General Motors Corp. ....................................................                       45,000                    4,213,125
                                                                                                                         -----------
                                                                                                                          12,224,063
                                                                                                                         -----------
 CONSUMER NON-DURABLES 6.3%
 Bestfoods ...............................................................                      133,000                    6,683,250
 General Mills Inc. ......................................................                      184,000                    6,693,000
 Gillette Co. ............................................................                       78,000                    2,886,000
 Philip Morris Cos. Inc. .................................................                      241,200                    5,276,250
 Sara Lee Corp. ..........................................................                      233,000                    3,495,000
                                                                                                                         -----------
                                                                                                                          25,033,500
                                                                                                                         -----------
 CONSUMER SERVICES 1.3%
 Harcourt General Inc. ...................................................                      136,500                    5,101,688
                                                                                                                         -----------
 ELECTRONIC TECHNOLOGY 4.9%
 Diebold Inc. ............................................................                      175,000                    5,053,125
 Hewlett-Packard Co. .....................................................                       32,500                    4,387,500
 Motorola Inc. ...........................................................                       22,500                    2,678,906
 PerkinElmer Inc. ........................................................                       73,000                    3,996,750
 Raytheon Co., B .........................................................                      137,800                    3,057,438
                                                                                                                         -----------
                                                                                                                          19,173,719
                                                                                                                         -----------

 ENERGY MINERALS 6.9%
 BP Amoco PLC, ADR (United Kingdom) ......................................                       81,676                    4,165,476
 Chevron Corp. ...........................................................                       48,900                    4,162,613
 Conoco Inc., B ..........................................................                      264,131                    6,570,259
 Exxon Mobil Corp. .......................................................                       77,717                    6,037,639
 Texaco Inc. .............................................................                      125,000                    6,187,500
                                                                                                                         -----------
                                                                                                                          27,123,487
                                                                                                                         -----------

 FINANCE 13.0%
 Arthur J. Gallagher & Co. ...............................................                      141,800                    5,282,050
 Bank of America Corp. ...................................................                      115,000                    5,635,000
 Fannie Mae ..............................................................                       81,500                    4,915,469
 First Union Corp. .......................................................                      110,300                    3,515,813
 Fleet Boston Financial Corp. ............................................                      154,915                    5,489,800
 J.P. Morgan & Co. Inc. ..................................................                       37,500                    4,814,063
 Lincoln National Corp. ..................................................                      176,500                    6,144,406
 National City Corp. .....................................................                      196,400                    3,338,800
 St. Paul Cos. Inc. ......................................................                      194,300                    6,921,938
 Washington Mutual Inc. ..................................................                      203,000                    5,189,188
                                                                                                                         -----------
                                                                                                                          51,246,527
                                                                                                                         -----------

 FRANKLIN INVESTORS SECURITIES TRUST
 STATEMENT OF INVESTMENTS, APRIL 30, 2000 (UNAUDITED) (CONT.)

 FRANKLIN EQUITY INCOME FUND                                                                    SHARES                    VALUE
------------------------------------------------------------------------------------------------------------------------------------
 COMMON STOCKS (CONT.)
 HEALTH TECHNOLOGY 9.2%
 Abbott Laboratories .............................................................                  177,500              $ 6,822,656
 American Home Products Corp. ....................................................                   97,000                5,450,188
 Baxter International Inc. .......................................................                  100,000                6,512,500
 Bristol-Myers Squibb Co. ........................................................                   80,000                4,195,000
 Glaxo Wellcome PLC, ADR (United Kingdom) ........................................                  100,200                6,293,813
 Johnson & Johnson ...............................................................                   60,000                4,950,000
(b)Pharmacia Corp. ...............................................................                   39,000                1,947,563
                                                                                                                         -----------
                                                                                                                          36,171,720
                                                                                                                         -----------

 NON-ENERGY MINERALS 2.4%
 Corus Group PLC, ADR (United Kingdom) ...........................................                   99,500                1,361,906
 De Beers Consolidated Mines AG, ADR (South Africa) ..............................                  115,600                2,297,550
 Weyerhaeuser Co. ................................................................                  110,000                5,878,125
                                                                                                                         -----------
                                                                                                                           9,537,581
                                                                                                                         -----------

 PROCESS INDUSTRIES 1.5%
 Dow Chemical Co. ................................................................                   30,000                3,390,000
 E. I. du Pont de Nemours and Co. ................................................                   43,769                2,076,292
 Union Carbide Corp. .............................................................                   10,000                  590,000
                                                                                                                         -----------
                                                                                                                           6,056,292
                                                                                                                         -----------

 PRODUCER MANUFACTURING 5.0%
 Deere & Co. .....................................................................                   99,500                4,017,313
 Delphi Automotive Systems Corp. .................................................                  122,188                2,336,846
 Emerson Electric Co. ............................................................                  102,000                5,597,250
 Minnesota Mining & Manufacturing Co. ............................................                   41,000                3,546,500
 Pitney Bowes Inc. ...............................................................                  102,200                4,177,425
                                                                                                                         -----------
                                                                                                                          19,675,334
                                                                                                                         -----------

 REAL ESTATE 6.4%
 Arden Realty Inc. ...............................................................                  265,000                5,896,250
 Equity Office Properties Trust ..................................................                  100,000                2,718,750
 Equity Residential Properties Trust .............................................                  118,300                5,382,650
 Meristar Hospitality Corp. ......................................................                  310,000                6,122,500
 Simon Property Group Inc. .......................................................                  199,400                5,059,775
                                                                                                                         -----------
                                                                                                                          25,179,925
                                                                                                                         -----------

 RETAIL TRADE 1.2%
 May Department Stores Co. .......................................................                  169,000                4,647,500
                                                                                                                         -----------

 TECHNOLOGY SERVICES 1.1%
 Automatic Data Processing Inc. ..................................................                   81,000                4,358,813
                                                                                                                         -----------

 TELECOMMUNICATIONS 11.8%
 AT&T Corp. ......................................................................                  204,250                9,535,922
 Bell Atlantic Corp. .............................................................                  182,120               10,790,610
 GTE Corp. .......................................................................                  151,500               10,264,125
 SBC Communications Inc. .........................................................                   92,000                4,030,750
 U.S. West Inc. ..................................................................                  165,800               11,802,888
                                                                                                                         -----------
                                                                                                                          46,424,295
                                                                                                                         -----------

 FRANKLIN INVESTORS SECURITIES TRUST
 STATEMENT OF INVESTMENTS, APRIL 30, 2000 (UNAUDITED) (CONT.)

 FRANKLIN EQUITY INCOME FUND                                                                    SHARES                    VALUE
------------------------------------------------------------------------------------------------------------------------------------
 COMMON STOCKS (CONT.)
 UTILITIES 6.2%
 Constellation Energy Group Inc. .......................................................             120,500             $ 3,984,031
 Duke Energy Corp. .....................................................................              60,000               3,450,000
 Kansas City Power & Light Co. .........................................................             157,000               4,032,938
 MCN Energy Group Inc. .................................................................             150,000               3,740,625
 National Fuel Gas Co. .................................................................             106,600               5,056,838
 Northern States Power Co. .............................................................             187,000               4,078,929
                                                                                                                         -----------
                                                                                                                          24,343,361
                                                                                                                         -----------
 TOTAL COMMON STOCKS (COST $287,689,442) ...............................................                                 326,790,455
                                                                                                                         -----------

 CONVERTIBLE PREFERRED STOCKS 8.9%
 FINANCE .7%
 (b)MetLife Capital Trust I, 8.00%, cvt. pfd ...........................................              45,000               2,534,063
                                                                                                                         -----------
 NON-ENERGY MINERALS 1.3%
 Georgia-Pacific Corp., 7.50%, cvt. pfd ................................................             130,000               5,265,000
                                                                                                                         -----------
 REAL ESTATE .9%
 Glenborough Realty Trust Inc., 7.75%, cvt. pfd., A ....................................             224,200               3,419,050
                                                                                                                         -----------
 TRANSPORTATION 1.9%
 Canadian National Railway Co., 5.25%, cvt. pfd. (Canada) ..............................              74,400               3,348,000
 Union Pacific Capital Trust, 6.25%, cvt. pfd ..........................................             100,800               4,284,000
                                                                                                                         -----------
                                                                                                                           7,632,000
                                                                                                                         -----------
 UTILITIES 4.1%
 AES Trust III, 6.75%, cvt. pfd ........................................................              26,800               1,911,175
 CMS Energy Trust I, 7.75%, cvt. pfd ...................................................              80,000               2,800,000
 MediaOne Group Inc., 7.00%, cvt. pfd (exchangeable into Vodaphone AirTouch common) ....             133,400               6,186,425
 Texas Utilities Co., 9.25%, cvt. pfd ..................................................             125,100               5,394,938
                                                                                                                         -----------
                                                                                                                          16,292,538
                                                                                                                         -----------
 TOTAL CONVERTIBLE PREFERRED STOCKS (COST $40,937,740) .................................                                  35,142,651
                                                                                                                         -----------

                                                                                                  PRINCIPAL
                                                                                                   AMOUNT
                                                                                                  ---------
 CONVERTIBLE BONDS 3.9%
 ELECTRONIC TECHNOLOGY 2.0%
 Comverse Technology Inc., cvt. sub. deb., 4.50%, 7/01/05 ............................           $  1,050,000              4,341,750
 LSI Logic Corp., cvt., 4.00%, 2/15/05 ...............................................              1,750,000              1,968,750
 Vitesse Semiconductor Corp., cvt., 144A, 4.00%, 3/15/05 .............................              1,750,000              1,511,738
                                                                                                                        ------------
                                                                                                                           7,822,238
                                                                                                                        ------------
 HEALTH SERVICES 1.0%
 Omnicare Inc., cvt. sub. deb., 5.00%, 12/01/07 ......................................              5,000,000              3,943,750
                                                                                                                        ------------


 TECHNOLOGY SERVICES .9%
 BEA Systems Inc., cvt., 144A, 4.00%, 12/15/06 .......................................              2,300,000              3,542,000
                                                                                                                        ------------

 TOTAL CONVERTIBLE BONDS (COST $11,742,304) ..........................................                                    15,307,988
                                                                                                                        ------------
 TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT (COST $340,369,486) ...................                                   377,241,094
                                                                                                                        ------------

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2000 (UNAUDITED) (CONT.)

                                                                                                       PRINCIPAL
 FRANKLIN EQUITY INCOME FUND                                                                             AMOUNT            VALUE
------------------------------------------------------------------------------------------------------------------------------------
(a)REPURCHASE AGREEMENT 4.3%
Joint Repurchase Agreement 5.706%, 5/1/00, (Maturity Value $17,010,579) (COST $17,002,494) .......     $ 17,002,494     $ 17,002,494
 Banc of America Securities LLC
 Barclays Capital Inc.
 Bear, Stearns & Co. Inc.
 Chase Securities Inc.
 Donaldson, Lufkin & Jenrette Securities Corp.
 Dresdner Kleinwort Benson, North America LLC
 Lehman Brothers Inc.
 Nesbitt Burns Securities Inc.
 Paine Webber Inc.
 Paribas Corporation
 Societe Generale
 Warburg Dillon Read LLC
  Collateralized by U.S. Treasury Bills & Notes
                                                                                                                        ------------
TOTAL INVESTMENTS (COST $357,371,980) 100.0% .....................................................                       394,243,588
OTHER INVESTMENTS, LESS LIABILITIES ..............................................................                             6,612
                                                                                                                        ------------
NET ASSETS 100.0% ................................................................................                      $394,250,200
                                                                                                                        ============



(a)Investment is through participation in a joint account with other funds managed by the investment advisor. At April 30, 2000, all repurchase agreements had been entered into on April 28, 2000.
(b)Non-income producing.

                       See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights

FRANKLIN GLOBAL GOVERNMENT INCOME FUND

                                                                                CLASS A
                                       --------------------------------------------------------------------------------------------
                                          SIX MONTHS ENDED
                                           APRIL 30, 2000                       YEAR ENDED OCTOBER 31,
                                                         ---------------------------------------------------------------------------
                                           (UNAUDITED)       1999(e)       1998(e)           1997             1996           1995
                                       ---------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding
  throughout the period)
Net asset value, beginning of period   $      7.72       $      8.25    $      8.41     $      8.65     $      8.31     $      8.06
                                       ---------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income(b) ..........           .28               .58            .60             .60             .61             .67
 Net realized and
  unrealized gains (losses) ........          (.43)             (.51)          (.15)           (.22)            .33             .29
                                       ---------------------------------------------------------------------------------------------
Total from investment operations ...          (.15)              .07            .45             .38             .94             .96
                                       ---------------------------------------------------------------------------------------------
Less distributions from:
 Net investment income .............          (.30)             (.58)          (.57)           (.61)           (.60)           (.64)
 In excess of net investment income             --                --           (.04)           (.01)             --              --
 Tax return of capital .............            --                --             --              --              --            (.07)
 Net realized gains ................            --              (.02)            --              --              --              --
                                       ---------------------------------------------------------------------------------------------
Total distributions ................          (.30)             (.60)          (.61)           (.62)           (.60)           (.71)
                                       ---------------------------------------------------------------------------------------------
Net asset value, end of period .....   $      7.27       $      7.72    $      8.25     $      8.41     $      8.65     $      8.31
                                       =============================================================================================
Total return(a) ....................         (2.03%)             .90%          5.57%           4.31%          11.80%          12.65%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..   $    74,806       $    85,004    $   110,876     $   118,348     $   137,626     $   164,970
Ratios to average net assets:
 Expenses ..........................          1.09%(c)          1.06%           .96%            .90%            .85%            .96%
 Net investment income .............          7.56%(c)          7.28%          7.17%           6.97%           7.68%           8.29%
Portfolio turnover rate ............         64.14%            61.50%         49.93%         193.30%         139.71%         103.49%

(a)Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(b)Based on average shares outstanding effective year ended October 31, 1999.

(c)Annualized

(e)The per share amounts of net investment income and net realized and unrealized gains (losses) and the net investment income ratio have been restated from the 1999 annual report to shareholders to reflect the correction of an error.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights (continued)

FRANKLIN GLOBAL GOVERNMENT INCOME FUND (CONT.)

                                                                                CLASS C
                                       --------------------------------------------------------------------------------------------
                                          SIX MONTHS ENDED
                                           APRIL 30, 2000                       YEAR ENDED OCTOBER 31,
                                                          --------------------------------------------------------------------------
                                        (UNAUDITED)          1999(e)       1998(e)           1997        1996           1995(d)
                                       ---------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding
  throughout the period)

Net asset value, beginning of period   $    7.73         $    8.26      $    8.41       $    8.65     $    8.31     $    8.03
                                       ---------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income(b) ..........         .27               .54            .55             .55           .56           .31
 Net realized and unrealized
  gains (losses) ...................        (.44)             (.51)          (.14)           (.22)          .33           .30
                                       ---------------------------------------------------------------------------------------------
Total from investment operations ...        (.17)              .03            .41             .33           .89           .61
                                       ---------------------------------------------------------------------------------------------
Less distributions from:
 Net investment income .............        (.28)             (.54)          (.52)           (.56)         (.55)         (.30)
 In excess of net investment income           --                --           (.04)           (.01)           --            --
 Tax return of capital .............          --                --             --              --            --          (.03)
 Net realized gains ................          --              (.02)            --              --            --            --
                                       ---------------------------------------------------------------------------------------------
Total distributions ................        (.28)             (.56)          (.56)           (.57)         (.55)         (.33)
                                       ---------------------------------------------------------------------------------------------
Net asset value, end of period .....   $    7.28         $    7.73      $    8.26       $    8.41     $    8.65     $    8.31
                                       =============================================================================================
Total return(a) ....................      (2.26%)              .36%          5.12%           3.74%        11.19%         7.09%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..   $   3,812         $   4,744      $   5,710       $   4,473     $   3,700     $   1,193
Ratios to average net assets:
Expenses ...........................        1.60%(c)          1.59%          1.49%           1.46%         1.40%         1.54%(c)
Net investment income ..............        7.07%(c)          6.77%          6.64%           6.43%         7.17%         7.41%(c)
Portfolio turnover rate ............       64.14%            61.50%         49.93%         193.30%       139.71%       103.49%

(a)Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(b)Based on average shares outstanding effective year ended October 31, 1998.

(c)Annualized

(d)For the period May 1, 1995 (effective date) to October 31, 1995.

(e)The per share amounts of net investment income and net realized and unrealized gains (losses) and the net investment income ratio have been restated from the 1999 annual report to shareholders to reflect the correction of an error.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights (continued)

FRANKLIN GLOBAL GOVERNMENT INCOME FUND (CONT.)

                                                                                            ADVISOR CLASS
                                                               ---------------------------------------------------------------------
                                                               SIX MONTHS ENDED                 YEAR ENDED OCTOBER 31,
                                                                APRIL 30, 2000      ------------------------------------------------
                                                               (UNAUDITED)           1999(e)           1998(e)           1997(d)
                                                               ---------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..................         $  7.73             $  8.26           $  8.41           $  8.71
                                                               ---------------------------------------------------------------------
Income from investment operations:
 Net investment income(b) .............................             .30                 .59               .62               .49
 Net realized and unrealized losses ...................            (.45)               (.51)             (.15)             (.28)
                                                               ---------------------------------------------------------------------
Total from investment operations ......................            (.15)                .08               .47               .21
                                                               ---------------------------------------------------------------------
Less distributions from:
 Net investment income ................................            (.30)               (.59)             (.58)             (.49)
 In excess of net investment income ...................              --                  --              (.04)             (.02)
 Net realized gains ...................................              --                (.02)               --                --
                                                               ---------------------------------------------------------------------
Total distributions ...................................            (.30)               (.61)             (.62)             (.51)
                                                               ---------------------------------------------------------------------
Net asset value, end of period ........................         $  7.28             $  7.73           $  8.26           $  8.41
                                                               =====================================================================
Total return(a) .......................................           (1.95%)              1.03%             5.81%             2.49%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .....................         $    84             $   694           $   829           $   741
Ratios to average net assets:
 Expenses .............................................             .96%(c)             .94%              .85%              .82%(c)
 Net investment income ................................            7.80%(c)            7.43%             7.30%             7.08%(c)
Portfolio turnover rate ...............................           64.14%              61.50%            49.93%           193.30%

(a)Total return is not annualized for periods less than one year.

(b)Based on average shares outstanding effective year ended October 31, 1998.

(c)Annualized

(d)For the period January 2, 1997 (effective date) to October 31, 1997.

(e)The per share amounts of net investment income and net realized and unrealized gains (losses) and the net investment income ratio have been restated from the 1999 annual report to shareholders to reflect the correction of an error.

                       See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2000 (UNAUDITED)

                                                                                                PRINCIPAL
 FRANKLIN GLOBAL GOVERNMENT INCOME FUND                                                          AMOUNT*                    VALUE
------------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS 95.3%
 ARGENTINA 5.3%
 Republic of Argentina:
   8.75%, 5/09/02 ...........................................................                   $1,100,000                $1,066,725
   11.00%, 10/09/06 .........................................................                      250,000                   244,875
   11.75%, 4/07/09 ..........................................................                    2,045,000                 2,010,746
   11.375%, 3/15/10 .........................................................                      370,000                   355,662
   9.75%, 9/19/27 ...........................................................                      600,000                   503,250
                                                                                                                          ----------
                                                                                                                           4,181,258
                                                                                                                          ----------
AUSTRALIA 4.4%
Government of Australia, 10.00%, 10/15/07 ...................................                    2,438,000 AUD             1,717,540
Queensland Treasury Corp., 6.50%, 6/14/05 ...................................                    2,979,000 AUD             1,721,312
                                                                                                                          ----------
                                                                                                                           3,438,852
                                                                                                                          ----------
BELGIUM 2.0%
Kingdom of Belgium, 8.50%, 10/01/07 .........................................                    1,488,000 EUR             1,600,286
                                                                                                                          ----------
BRAZIL 9.5%
Government of Brazil:
   FRN, 7.438%, 4/15/09 .....................................................                    3,950,000                 3,273,562
   14.50%, 10/15/09 .........................................................                    1,855,000                 1,957,953
   Series L, cvt., FRN, 7.438%, 4/15/12 .....................................                    1,250,000                   902,738
   10.125%, 5/15/27 .........................................................                    1,700,000                 1,330,250
                                                                                                                          ----------
                                                                                                                           7,464,503
                                                                                                                          ----------
CANADA 7.2%
Government of Canada:
   10.50%, 3/01/01 ..........................................................                   5,000,000 CAD              3,494,027
   10.00%, 5/01/02 ..........................................................                   3,005,000 CAD              2,168,317
                                                                                                                          ----------
                                                                                                                           5,662,344
                                                                                                                          ----------
DENMARK 2.2%
Kingdom of Denmark:
   9.00%, 11/15/00 ..........................................................                   3,385,000 DKK                422,013
   8.00%, 3/15/06 ...........................................................                   9,357,000 DKK              1,278,746
                                                                                                                          ----------
                                                                                                                           1,700,759
                                                                                                                          ----------
FRANCE 3.7%
Government of France:
   8.25%, 2/27/04 ...........................................................                   1,279,000 EUR              1,296,028
   8.50%, 10/25/08 ..........................................................                   1,459,000 EUR              1,612,307
                                                                                                                          ----------
                                                                                                                           2,908,335
                                                                                                                          ----------
GERMANY 8.4%
Federal Republic of Germany:
   Series 96, 6.00%, 1/05/06 ................................................                   2,914,364 EUR              2,757,968
   Series 97, 6.00%, 1/04/07 ................................................                   4,080,109 EUR              3,869,335
                                                                                                                          ----------
                                                                                                                           6,627,303
                                                                                                                          ----------

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2000 (UNAUDITED) (CONT.)

                                                                                                     PRINCIPAL
 FRANKLIN GLOBAL GOVERNMENT INCOME FUND                                                               AMOUNT*               VALUE
------------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 ITALY 7.4%
Buoni Poliennali del Tesoro, 6.75%, 7/01/07 ..........................................              2,065,824 EUR        $ 1,903,572
Government of Italy:
   10.50%, 7/15/00 ...................................................................              2,763,039 EUR          3,080,059
   10.50%, 4/01/05 ...................................................................                825,000 EUR            809,295
                                                                                                                         -----------
                                                                                                                           5,792,926
                                                                                                                         -----------
MEXICO 4.1%
United Mexican States:
   9.875%, 1/15/07 ...................................................................                675,000                694,069
   8.625%, 3/12/08 ...................................................................                565,000                541,270
   11.375%, 9/15/16 ..................................................................              1,760,000              1,992,320
                                                                                                                         -----------
                                                                                                                           3,227,659
                                                                                                                         -----------
NETHERLANDS 3.7%
Cellco Finance NV, 15.00%, 8/01/05 ...................................................              1,300,000              1,379,560
Government of Netherlands, 7.75%, 3/01/05 ............................................              1,485,000 EUR          1,500,034
                                                                                                                         -----------
                                                                                                                           2,879,594
                                                                                                                         -----------
NEW ZEALAND 2.3%
Government of New Zealand, Series 1106, 8.00%, 11/15/06 ..............................              3,623,000 NZD          1,849,832
                                                                                                                         -----------
PANAMA .7%
Republic of Panama, 8.875%, 9/30/27 ..................................................                650,000                550,875
                                                                                                                         -----------
SOUTH KOREA 3.3%
Hanvit Bank, 144A, 12.75%, 3/01/10 ...................................................                890,000                901,125
Republic of Korea, 8.875%, 4/15/08 ...................................................              1,660,000              1,714,946
                                                                                                                         -----------
                                                                                                                           2,616,071
                                                                                                                         -----------
SPAIN 2.6%
Bonos y Oblig del Estado, 8.80%, 4/30/06 .............................................              1,932,855 EUR          2,067,614
                                                                                                                         -----------
SWEDEN 3.5%
Kingdom of Sweden, 10.25%, 5/05/03 ...................................................              21,500,000 SEK         2,731,556
                                                                                                                         -----------
TURKEY 4.1%
Republic of Turkey:
   Reg S, 10.00%, 9/19/07 ............................................................                550,000                541,750
   12.375%, 6/15/09 ..................................................................              2,465,000              2,675,757
                                                                                                                         -----------
                                                                                                                           3,217,507
                                                                                                                         -----------
UNITED KINGDOM 4.3%
United Kingdom:
   8.00%, 12/07/00 ...................................................................              1,000,000 GBP          1,581,336
   8.50%, 7/16/07 ....................................................................              1,005,000 GBP          1,838,338
                                                                                                                         -----------
                                                                                                                           3,419,674
                                                                                                                         -----------

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2000 (UNAUDITED) (CONT.)


                                                                                                     PRINCIPAL
 FRANKLIN GLOBAL GOVERNMENT INCOME FUND                                                               AMOUNT*               VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
 UNITED STATES 10.1%
 Fannie Mae, 5.25%, 1/15/09 ..................................................................        $ 3,609,000        $ 3,130,450
 U.S. Treasury Bond, 5.25%, 11/15/28 .........................................................          2,334,000          2,048,085
 U.S. Treasury Note, 7.25%, 8/15/04 ..........................................................          2,714,000          2,779,307
                                                                                                                         -----------
                                                                                                                           7,957,842
                                                                                                                         -----------
 VENEZUELA 6.5%
 Republic of Venezuela:
    144A, 9.125%, 6/18/07 ....................................................................          1,220,000            957,700
    9.25%, 9/15/27 ...........................................................................          6,530,000          4,175,119
                                                                                                                         -----------
                                                                                                                           5,132,819
                                                                                                                         -----------
 TOTAL LONG TERM INVESTMENTS (COST $88,608,454) ..............................................                            75,027,609
                                                                                                                         -----------
(a)REPURCHASE AGREEMENT .7%
  BZW Securities Inc., 5.71%, 5/01/00, (Maturity Value $530,252) (COST $530,000)
   Collateralized by U.S. Treasury Notes & Bonds .............................................            530,000            530,000
                                                                                                                         -----------
 TOTAL INVESTMENTS (COST $89,138,454) 96.0% ..................................................                            75,557,609
 OTHER ASSETS, LESS LIABILITIES 4.0% .........................................................                             3,144,619
                                                                                                                         -----------
 TOTAL NET ASSETS 100.0% .....................................................................                           $78,702,228
                                                                                                                         ===========

CURRENCY ABBREVIATIONS:
AUD - Australian Dollar
CAD - Canadian Dollar
DKK - Danish Krone
EUR - European Unit
GBP - British Pound
NZD - New Zealand Dollar
SEK - Swedish Krona

PORTFOLIO ABBREVIATION:

FRN - Floating Rate Note

*The principal amount is stated in U.S. dollars unless otherwise indicated.
(a)At April 30, 2000, the repurchase agreement held by the fund had been entered into on April 28, 2000.

                       See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights

FRANKLIN SHORT-INTERMEDIATE U.S. GOVERNMENT SECURITIES FUND

                                                                                 CLASS A
                                       ---------------------------------------------------------------------------------------------
                                       SIX MONTHS ENDED
                                        APRIL 30, 2000                               YEAR ENDED OCTOBER 31,
                                                         ---------------------------------------------------------------------------

                                           (UNAUDITED)        1999            1998            1997            1996           1995
                                       ---------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
  the period)
Net asset value,
  beginning of period ..............   $    10.11        $    10.46     $     10.29     $     10.28     $     10.35     $     10.03
                                       ---------------------------------------------------------------------------------------------
Income from investment
  operations:
 Net investment income(b) ..........          .28               .53             .54             .57             .58             .56
 Net realized and unrealized
   gains (losses) ..................         (.16)             (.38)            .19             .02            (.08)            .31
                                       ---------------------------------------------------------------------------------------------
Total from investment operations ...          .12               .15             .73             .59             .50             .87
                                       ---------------------------------------------------------------------------------------------
Less distributions from
  net investment income ............         (.30)             (.50)           (.56)           (.58)           (.57)           (.55)
                                       ---------------------------------------------------------------------------------------------
Net asset value, end of period .....   $     9.93        $    10.11     $     10.46     $     10.29     $     10.28     $     10.35
                                       =============================================================================================
Total return(a) ....................         1.25%             1.51%           7.38%           5.88%           4.97%           8.90%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..   $  148,866        $  176,114     $   224,132     $   192,051     $   196,042     $   208,057
Ratios to average net assets:
 Expenses ..........................          .84%(c)           .79%            .78%            .78%            .74%            .73%
 Net investment income .............         5.62%(c)          5.18%           5.24%           5.51%           5.64%           5.42%
Portfolio turnover rate ............        49.54%            64.26%          37.70%          40.56%          72.62%          56.34%

(a)Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(b)Based on average shares outstanding effective year ended October 31, 1999.

(c)Annualized

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights (continued)

FRANKLIN SHORT-INTERMEDIATE U.S. GOVERNMENT SECURITIES FUND (CONT.)

                                                                                           ADVISOR CLASS
                                                                 -------------------------------------------------------------------

                                                                   SIX MONTHS ENDED                 YEAR ENDED OCTOBER 31,
                                                                    APRIL 30, 2000   -----------------------------------------------
                                                                   (UNAUDITED)           1999               1998            1997(d)
                                                                 -------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period .........................   $   10.10         $   10.45         $   10.30         $   10.24
                                                                 -----------------------------------------------------------------
Income from investment operations:
 Net investment income(b).....................................         .29               .54               .57               .47
 Net realized and unrealized gains (losses) ..................        (.16)             (.38)              .16               .07
                                                                 -----------------------------------------------------------------
Total from investment operations .............................         .13               .16               .73               .54
                                                                 -----------------------------------------------------------------
Less distributions from net investment income ................        (.31)             (.51)             (.58)             (.48)
                                                                 -----------------------------------------------------------------
Net asset value, end of period ...............................   $    9.92         $   10.10         $   10.45         $   10.30
                                                                 =================================================================

Total return(a)...............................................        1.30%             1.62%             7.38%             5.45%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ............................   $   1,379         $   1,367         $   3,644         $     385
Ratios to average net assets:
 Expenses ....................................................         .74%(c)           .69%              .69%              .70%(c)
 Net investment income .......................................        5.72%(c)          5.26%             5.28%             5.35%(c)
Portfolio turnover rate ......................................       49.54%            64.26%            37.70%            40.56%

(a) Total return is not annualized for periods less than one year.

(b) Based on average shares outstanding effective year ended October 31, 1999.

(c) Annualized

(d) For the period January 2, 1997 (effective date) to October 31, 1997.

                       See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2000 (UNAUDITED)

                                                                                                 PRINCIPAL
 FRANKLIN SHORT-INTERMEDIATE U.S. GOVERNMENT SECURITIES FUND                                      AMOUNT                   VALUE
------------------------------------------------------------------------------------------------------------------------------------
 AGENCY BONDS 34.2%
 FEDERAL HOME LOAN BANK (FHLB) 6.5%
 6.00%, 8/15/02 ..................................................................              $10,000,000              $ 9,755,380
                                                                                                                         -----------
 FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) 6.5%
 6.52%, 1/02/02 ..................................................................                5,000,000                4,958,525
 5.50%, 5/15/02 ..................................................................                5,000,000                4,847,185
                                                                                                                         -----------
                                                                                                                           9,805,710
                                                                                                                         -----------
 FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) 21.2%
 5.60%, 2/02/01 ..................................................................                9,500,000                9,416,106
 5.70%, 5/15/02 ..................................................................               10,000,000                9,725,890
 5.75%, 4/15/03 ..................................................................                7,000,000                6,730,255
 6.61%, 4/10/08 ..................................................................                3,000,000                2,820,027
 6.19%, 2/19/09 ..................................................................                3,500,000                3,201,300
                                                                                                                         -----------
                                                                                                                          31,893,578
                                                                                                                         -----------
 TOTAL AGENCY BONDS (COST $52,136,215) ...........................................                                        51,454,668
                                                                                                                         -----------
 MORTGAGE BACKED SECURITIES 58.6%
 FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) 5.3%
 7.00%, 3/01/07 ..................................................................                  339,797                  334,437
 7.00%, 4/01/07 ..................................................................                  135,404                  133,268
 7.00%, 8/01/07 ..................................................................                  274,253                  269,928
 7.00%, 12/01/10 .................................................................                1,298,943                1,271,719
 7.00%, 7/01/11 ..................................................................                  362,163                  354,454
 7.00%, 10/01/11 .................................................................                  713,946                  698,748
 7.00%, 11/01/11 .................................................................                  112,398                  110,006
 7.00%, 4/01/12 ..................................................................                  168,422                  164,749
 7.00%, 5/01/12 ..................................................................                  495,215                  484,415
 7.00%, 8/01/12 ..................................................................                1,588,810                1,554,160
 7.00%, 9/01/12 ..................................................................                  124,696                  121,977
 7.00%, 10/01/12 .................................................................                  311,272                  304,484
 7.00%, 8/01/13 ..................................................................                  392,437                  383,764
 7.00%, 9/01/13 ..................................................................                1,728,268                1,689,519
                                                                                                                         -----------
                                                                                                                           7,875,628
                                                                                                                         -----------
 FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) 43.9%
 6.00%, 4/01/04 ..................................................................               11,848,104               11,487,922
 6.50%, 9/01/05 ..................................................................               12,510,126               12,248,411
 6.50%, 10/01/06 .................................................................               11,492,362               11,251,939
 6.50%, 12/01/08 .................................................................                5,172,670                5,021,174
 6.50%, 5/01/11 ..................................................................                7,559,587                7,282,025
 6.50%, 2/01/12 ..................................................................                5,754,251                5,521,650
 7.00%, 7/01/12 ..................................................................                  682,485                  667,522
 7.00%, 8/01/12 ..................................................................                  191,122                  186,932
 7.00%, 9/01/12 ..................................................................                  241,010                  235,726
 7.00%, 10/01/12 .................................................................                2,792,903                2,731,672
 7.00%, 11/01/12 .................................................................                2,857,231                2,794,590
 7.00%, 12/01/12 .................................................................                  420,324                  411,108
 7.00%, 1/01/13 ..................................................................                  442,857                  433,148

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS, APRIL 30, 2000 (UNAUDITED) (CONT.)

                                                                                                 PRINCIPAL
 FRANKLIN SHORT-INTERMEDIATE U.S. GOVERNMENT SECURITIES FUND                                      AMOUNT                   VALUE
------------------------------------------------------------------------------------------------------------------------------------
 MORTGAGE BACKED SECURITIES (CONT.)
 FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) (CONT.)
 7.00%, 5/01/13 ..................................................................             $    553,740             $    541,600
 7.00%, 8/01/13 ..................................................................                  223,620                  218,611
 7.00%, 7/01/14 ..................................................................                   85,086                   83,146
 7.50%, 12/01/14 .................................................................                1,964,488                1,954,946
 7.50%, 1/01/15 ..................................................................                2,933,944                2,919,693
                                                                                                                        -----------
                                                                                                                          65,991,815
                                                                                                                        ------------

 GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) 9.4%

 6.50%, 10/15/13 .................................................................                  838,829                  811,763
 6.50%, 4/15/14 ..................................................................                1,913,327                1,846,258
 6.50%, 6/15/14 ..................................................................                  843,006                  813,455
 6.50%, 7/15/14 ..................................................................                6,012,567                5,801,804
 7.50%, 10/15/14 .................................................................                  952,056                  953,070
 7.50%, 11/15/14 .................................................................                1,980,823                1,982,933
 7.50%, 12/15/14 .................................................................                1,979,893                1,982,001
                                                                                                                        -----------
                                                                                                                          14,191,284
                                                                                                                        ------------
 TOTAL MORTGAGE BACKED SECURITIES (COST $89,339,051) .............................                                        88,058,727
                                                                                                                        ------------
 TOTAL LONG TERM INVESTMENTS (COST $141,475,266) .................................                                       139,513,395
                                                                                                                        ------------
(a)REPURCHASE AGREEMENT 6.8%
 Joint Repurchase Agreement, 5.706%, 5/01/00
  (Maturity Value $10,145,909) (COST $10,141,087) ................................               10,141,087               10,141,087

  Banc of America Securities LLC
  Barclays Capital Inc.
  Bear, Stearns & Co. Inc.
  Chase Securities Inc.
  Donaldson, Lufkin & Jenrette Securities Corp.
  Dresdner Kleinwort Benson, North America LLC
  Lehman Brothers Inc.
  Nesbitt Burns Securities Inc.
  Paine Webber Inc.
  Paribas Corporation
  Societe Generale
  Warburg Dillion Read LLC
   Collateralized by U.S. Treasury Bills & Notes
                                                                                                                        ------------
 TOTAL INVESTMENTS (COST $151,616,353) 99.6% .....................................                                       149,654,482
 OTHER ASSETS, LESS LIABILITIES .4% ..............................................                                           590,660
                                                                                                                        ------------
 NET ASSETS 100.0% ...............................................................                                      $150,245,142
                                                                                                                        ============

(a)Investment is through participation in a joint account with other funds managed by the investment adviser. At April 30, 2000, all repurchase agreements had been entered into on April 28, 2000.

                       See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES
APRIL 30, 2000 (UNAUDITED)



                                                                                                               FRANKLIN
                                                      FRANKLIN                          FRANKLIN GLOBAL    SHORT-INTERMEDIATE
                                                     CONVERTIBLE      FRANKLIN EQUITY      GOVERNMENT       U.S. GOVERNMENT
                                                   SECURITIES FUND      INCOME FUND        INCOME FUND      SECURITIES FUND
                                                   --------------------------------------------------------------------------
Assets:
 Investments in securities:
  Cost ........................................    $172,563,446        $357,371,980      $89,138,454         $151,616,353
                                                   ========================================================================
  Value .......................................     178,002,607         394,243,588       75,557,609          149,654,482
 Cash .........................................              --                  --              314                   --
 Receivables:
  Investment securities sold ..................       5,174,869           2,942,909        1,496,081                   --
  Capital shares sold .........................          70,720             129,370          200,830              102,654
  Dividends and interest ......................       1,391,028           1,302,494        1,863,389            1,327,589
                                                   ------------------------------------------------------------------------
      Total assets ............................     184,639,224         398,618,361       79,118,223          151,084,725
                                                   ------------------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased .............       2,694,548           2,831,384               --                   --
  Capital shares redeemed .....................         672,485             790,865          207,251              531,002
  Affiliates ..................................         166,954             387,761           93,486               99,929
  Shareholders ................................         137,754             322,356               --              189,339
 Funds advanced by custodian ..................         871,381                  --               --                   --
 Other liabilities ............................          20,428              35,795          115,258               19,313
                                                   ------------------------------------------------------------------------
      Total liabilities .......................       4,563,550           4,368,161          415,995              839,583
                                                   ------------------------------------------------------------------------
       Net assets, at value ...................    $180,075,674        $394,250,200      $78,702,228         $150,245,142
                                                   ========================================================================

Net assets consist of:
 Undistributed net investment income ..........    $    791,559        $    319,035     $         --         $    182,652
 Accumulated distributions in excess of net
 investment income ............................              --                  --         (165,021)                  --
 Net unrealized appreciation (depreciation) ...       5,439,161          36,871,608      (13,664,925)          (1,961,871)
 Accumulated net realized gain (loss) .........      18,078,912           3,315,023       (4,995,484)          (8,142,559)
 Capital shares ...............................     155,766,042         353,744,534       97,527,658          160,166,920
                                                   ------------------------------------------------------------------------
      Net assets, at value ....................    $180,075,674        $394,250,200      $78,702,228         $150,245,142
                                                   ========================================================================




                       See notes to financial statements.


FRANKLIN INVESTORS SECURITIES TRUST
Financial Statements (continued)


STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
APRIL 30, 2000 (UNAUDITED)

                                                                                                                   FRANKLIN
                                                    FRANKLIN                               FRANKLIN GLOBAL     SHORT-INTERMEDIATE
                                                   CONVERTIBLE        FRANKLIN EQUITY        GOVERNMENT         U.S. GOVERNMENT
                                                  SECURITIES FUND       INCOME FUND          INCOME FUND        SECURITIES FUND
                                                  ------------------------------------------------------------------------------
CLASS A:
 Net assets, at value .......................      $147,360,343        $327,513,964         $74,806,139           $148,865,931
                                                  ==============================================================================
 Shares outstanding .........................         9,546,883          18,455,464          10,283,116             14,984,991
                                                  ==============================================================================
 Net asset value per share* .................            $15.44              $17.75               $7.27                 $ 9.93
                                                  ==============================================================================
 Maximum offering price per share (net
 asset value per share [divided by] 94.25%,
 94.25%, 95.75%, 97.75%, respectively) ......            $16.38              $18.83               $7.59                 $10.16
                                                  ==============================================================================
CLASS B:
 Net assets, at value .......................                --         $ 2,886,428                  --                     --
                                                  ==============================================================================
 Shares outstanding .........................                --             163,075                  --                     --
                                                  ==============================================================================
 Net asset value and maximum offering price
 per share* .................................                --              $17.70                  --                     --
                                                  ==============================================================================
CLASS C:
 Net assets, at value .......................      $ 32,715,331        $ 63,849,808         $ 3,811,639                     --
                                                  ==============================================================================
 Shares outstanding .........................         2,127,305           3,607,440             523,463                     --
                                                  ==============================================================================
 Net asset value per share* .................            $15.38              $17.70               $7.28                     --
                                                  ==============================================================================
 Maximum offering price per share (net
 asset value per share [divided by] 99.00%)..            $15.54              $17.88               $7.35                     --
                                                  ==============================================================================
ADVISOR CLASS:
 Net assets, at value .......................                --                  --            $ 84,450            $ 1,379,211
                                                  ==============================================================================
 Shares outstanding .........................                --                  --              11,604                139,016
                                                  ==============================================================================
 Net asset value and maximum offering
 price per share ............................                --                  --               $7.28                 $ 9.92
                                                  ==============================================================================




* Redemption price is equal to net asset value less any applicable contingent deferred sales charge.


                       See notes to financial statements.


FRANKLIN INVESTORS SECURITIES TRUST
Financial Statements (continued)


STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2000 (UNAUDITED)


                                                                                                                     FRANKLIN
                                                      FRANKLIN                              FRANKLIN GLOBAL     SHORT-INTERMEDIATE
                                                    CONVERTIBLE         FRANKLIN EQUITY        GOVERNMENT         U.S. GOVERNMENT
                                                   SECURITIES FUND         INCOME FUND         INCOME FUND        SECURITIES FUND
                                                  ------------------------------------------------------------------------------
Investment income:+
 Dividends ..................................       $ 3,040,116           $ 7,563,252                $ --                 $ --
 Interest ...................................         2,027,417               837,958           3,665,211             5,379,148
                                                  ------------------------------------------------------------------------------
      Total investment income ...............         5,067,533             8,401,210           3,665,211             5,379,148
                                                  ------------------------------------------------------------------------------
Expenses:
 Management fees (Note 3) ...................           493,407             1,047,113             241,930               478,242
 Distribution fees (Note 3)
  Class A ...................................           174,715               428,728              52,482                79,400
  Class B ...................................                --                12,487                  --                    --
  Class C ...................................           147,640               341,292              13,771                    --
 Transfer agent fees (Note 3) ...............           139,542               395,436              91,300                77,975
 Custodian fees .............................               941                 3,213              21,500                 1,167
 Reports to shareholders ....................            27,687                69,205              13,900                22,022
 Registration and filing fees ...............            11,844                46,034              32,800                24,081
 Professional fees (Note 3) .................             5,388                12,747               3,700                 6,160
 Trustees' fees and expenses ................             4,375                14,047               1,600                 4,967
 Other ......................................             5,233                 4,910                 153                 1,924
                                                  ------------------------------------------------------------------------------
      Total expenses ........................         1,010,772             2,375,212             473,136               695,938
                                                  ------------------------------------------------------------------------------
       Net investment income ................         4,056,761             6,025,998           3,192,075             4,683,210
                                                  ------------------------------------------------------------------------------
Realized and unrealized gains (losses):
Net realized gain (loss) from:

  Investments ...............................        21,982,076             3,973,058          (4,909,021)           (2,467,482)
  Foreign currency transactions .............                --                    --             (68,669)                  --
                                                  ------------------------------------------------------------------------------

      Net realized gain (loss) ..............        21,982,076             3,973,058          (4,977,690)           (2,467,482)
 Net unrealized appreciation (depreciation)
  on:
  Investments ...............................         9,655,268           (10,087,306)          1,009,897              (112,696)
  Translation of assets and liabilities
   denominated in foreign currencies ........                --                    --            (817,143)                   --
                                                  ------------------------------------------------------------------------------
   Net unrealized appreciation (depreciation)         9,655,268           (10,087,306)            192,754              (112,696)
                                                  ------------------------------------------------------------------------------
Net realized and unrealized gain (loss) ......       31,637,344            (6,114,248)         (4,784,936)           (2,580,178)
                                                  ------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations ..................      $35,694,105             $ (88,250)        $(1,592,861)            $2,103,032
                                                  ==============================================================================

+ Net of foreign taxes and fees of $24,789 and $7,259 for the Franklin Equity
  Income Fund and Franklin Global Government Income Fund, respectively.

                       See notes to financial statements.


FRANKLIN INVESTORS SECURITIES TRUST
Financial Statements (continued)


STATEMENTS OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED APRIL 30, 2000 (UNAUDITED)
AND THE YEAR ENDED OCTOBER 31, 1999


                                                    FRANKLIN CONVERTIBLE SECURITIES FUND          FRANKLIN EQUITY INCOME FUND
                                                   --------------------------------------------------------------------------------
                                                   SIX MONTHS ENDED         YEAR ENDED       SIX MONTHS ENDED       YEAR ENDED
                                                    APRIL 30, 2000       OCTOBER 31, 1999     APRIL 30, 2000     OCTOBER 31, 1999
                                                   ---------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..........................     $4,056,761           $8,709,026           $6,025,998        $14,528,303
  Net realized gain from investments and foreign
   currency transactions .........................     21,982,076            4,749,408            3,973,058         30,161,732
  Net unrealized appreciation (depreciation) on
   investments and translation of assets and
   liabilities denominated in foreign currencies..      9,655,268           11,188,287          (10,087,306)       (20,510,599)
                                                     ---------------------------------------------------------------------------


      Net increase (decrease) in net assets
       resulting from operations .................     35,694,105           24,646,721              (88,250)        24,179,436
 Distributions to shareholders from:
  Net investment income:
   Class A .......................................     (2,986,386)          (7,743,319)          (5,007,772)       (12,960,968)
   Class B .......................................             --                   --              (27,724)           (24,744)
   Class C .......................................       (553,440)          (1,607,571)            (713,790)        (2,000,705)
  Net realized gains:
   Class A .......................................             --                   --          (25,502,215)       (23,373,432)
   Class B .......................................             --                   --             (173,233)                --
   Class C .......................................             --                   --           (5,212,007)        (4,503,651)
                                                     ---------------------------------------------------------------------------
 Total distributions to shareholders .............     (3,539,826)          (9,350,890)         (36,636,741)       (42,863,500)
 Capital share transactions: (Note 2)
  Class A ........................................     (8,788,715)         (53,014,023)         (28,329,739)       (26,849,718)
  Class B ........................................             --                   --              584,510          2,574,198
  Class C ........................................     (2,345,512)         (15,327,964)         (12,093,404)         4,467,283
                                                     ---------------------------------------------------------------------------
      Total capital share transactions ...........    (11,134,227)         (68,341,987)         (39,838,633)       (19,808,237)
       Net increase (decrease) in net assets .....     21,020,052          (53,046,156)         (76,563,624)       (38,492,301)
Net assets:
 Beginning of period .............................    159,055,622          212,101,778          470,813,824        509,306,125
                                                     ---------------------------------------------------------------------------
 End of period ...................................   $180,075,674         $159,055,622         $394,250,200       $470,813,824
                                                     ===========================================================================
Undistributed net investment income included
  in net assets:
    End of period ................................      $ 791,559            $ 274,624            $ 319,035           $ 42,323
                                                     ===========================================================================



                       See notes to financial statements.



FRANKLIN INVESTORS SECURITIES TRUST
Financial Statements (continued)


STATEMENTS OF CHANGES IN NET ASSETS (CONT.)

FOR THE SIX MONTHS ENDED APRIL 30, 2000 (UNAUDITED)
AND THE YEAR ENDED OCTOBER 31, 1999

                                                         FRANKLIN GLOBAL                   FRANKLIN SHORT-INTERMEDIATE
                                                      GOVERNMENT INCOME FUND              U.S. GOVERNMENT SECURITIES FUND
                                                 ----------------------------------------------------------------------------
                                                 SIX MONTHS ENDED       YEAR ENDED       SIX MONTHS ENDED       YEAR ENDED
                                                  APRIL 30, 2000     OCTOBER 31, 1999     APRIL 30, 2000     OCTOBER 31, 1999
                                                 ----------------------------------------------------------------------------
Decrease in net assets:
 Operations:
  Net investment income .......................    $ 3,192,075          $ 7,815,767        $ 4,683,210         $ 10,454,640
  Net realized gain (loss) from investments
    and foreign currency transactions .........     (4,977,690)           2,292,674         (2,467,482)             (21,004)
  Net unrealized appreciation (depreciation)
    on investments and translation of assets and
    liabilities denominated in foreign currencies      192,754           (9,301,008)          (112,696)          (7,765,879)
                                                   --------------------------------------------------------------------------

      Net increase (decrease) in net assets
        resulting from operations .............     (1,592,861)             807,433          2,103,032            2,667,757
 Distributions to shareholders from:
  Net investment income:
   Class A ....................................     (3,184,745)          (7,040,581)        (5,036,036)          (9,778,284)
   Class C ....................................       (160,174)            (358,541)                --                   --
   Advisor Class ..............................        (11,413)             (56,550)           (52,363)             (99,886)
  Net realized gains:
   Class A ....................................             --             (221,141)                --                   --
   Class C ....................................             --              (12,401)                --                   --
   Advisor Class ..............................             --               (1,793)                --                   --
                                                   --------------------------------------------------------------------------
 Total distributions to shareholders ..........     (3,356,332)          (7,691,007)        (5,088,399)           (9,878,170)
 Capital share transactions: (Note 2)
  Class A .....................................     (5,506,105)         (19,386,030)       (24,291,589)          (40,875,576)
  Class C .....................................       (685,828)            (618,502)                --                    --
  Advisor Class ...............................       (599,355)             (84,877)            41,186            (2,209,357)
                                                   --------------------------------------------------------------------------
 Total capital share transactions .............     (6,791,288)         (20,089,409)       (24,250,403)          (43,084,933)
      Net decrease in net assets ..............    (11,740,481)         (26,972,983)       (27,235,770)          (50,295,346)
Net assets:
 Beginning of period ..........................     90,442,709          117,415,692        177,480,912           227,776,258
                                                   --------------------------------------------------------------------------
 End of period ................................    $78,702,228         $ 90,442,709       $150,245,142          $177,480,912
                                                   ==========================================================================
Undistributed net investment income
  (accumulated distributions in excess of net
  investment income) included in net assets:
     End of period ............................     $ (165,021)              $ (764)         $ 182,652             $ 587,841
                                                   ==========================================================================



                       See notes to financial statements.


FRANKLIN INVESTORS SECURITIES TRUST
Notes To Financial Statements (unaudited)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Investors Securities Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of six separate series. All funds included in this report (the Funds) are diversified except the Franklin Global Government Income Fund. The investment objectives of the Funds included in this report are:

GLOBAL INCOME                         GROWTH AND INCOME                INCOME
-------------------------------------------------------------------------------------------------------------------------
Global Government Income Fund         Convertible Securities Fund      Short-Intermediate U.S. Government Securities Fund
                                      Equity Income Fund

The following summarizes the Funds' significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. FORWARD EXCHANGE CONTRACT:

The Global Government Income Fund may enter into forward exchange contracts to hedge against foreign exchange risks. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

d. INCOME TAXES:

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)


e. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Funds. Interest income and estimated expenses are accrued daily. Bond discount is amortized on an income tax basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Distributions received by the Funds from securities may be a return of capital
(ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

f. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

        FUND                                                  CLASS
        -----------------------------------------------------------------

        Convertible Securities Fund                           A & C
        Equity Income Fund                                    A, B & C
        Global Government Income Fund                         A, C & Advisor
        Short-Intermediate U.S. Government Securities Fund    A & Advisor


FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (unaudited) (continued)


2. SHARES OF BENEFICIAL INTEREST (CONT.)

At April 30, 2000, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Funds' shares were as follows:

                                                     CONVERTIBLE SECURITIES FUND                   EQUITY INCOME FUND
                                                    -------------------------------------------------------------------------
                                                      SHARES            AMOUNT                   SHARES           AMOUNT
                                                    -------------------------------------------------------------------------
CLASS A SHARES:
Six months ended April 30, 2000
 Shares sold ...................................     2,811,324        $42,456,105               3,818,305      $ 67,145,761
 Shares issued in reinvestment of distributions        158,788          2,275,955               1,535,487        26,662,345
 Shares redeemed ...............................    (3,608,411)       (53,520,775)             (6,998,862)     (122,137,845)
                                                    -------------------------------------------------------------------------

 Net decrease ..................................      (638,299)       $(8,788,715)             (1,645,070)    $ (28,329,739)
                                                    =========================================================================
Year ended October 31, 1999
 Shares sold ...................................     2,068,275        $25,777,173               5,788,113      $113,372,968
 Shares issued in reinvestment of distributions        475,259          5,808,595               1,647,926        31,685,607
 Shares redeemed ...............................    (6,878,148)       (84,599,791)             (8,820,547)     (171,908,293)
                                                    -------------------------------------------------------------------------

 Net decrease ..................................    (4,334,614)      $(53,014,023)             (1,384,508)     $(26,849,718)
                                                    =========================================================================
CLASS B SHARES:
Six months ended April 30, 2000
 Shares sold ............................................................................          65,529       $ 1,133,989
 Shares issued in reinvestment of distributions .........................................          10,737           185,920
 Shares redeemed ........................................................................         (43,290)         (735,399)
                                                                                              -------------------------------
 Net increase ...........................................................................          32,976         $ 584,510
                                                                                              ===============================
Year ended October 31, 1999**
 Shares sold ............................................................................         143,757       $ 2,846,656
 Shares issued in reinvestment of distributions .........................................           1,143            22,443
 Shares redeemed ........................................................................         (14,801)         (294,901)
                                                                                              -------------------------------
 Net increase............................................................................         130,099       $ 2,574,198
                                                                                              ===============================
CLASS C SHARES:
Six months ended April 30, 2000
 Shares sold ...................................       225,360        $ 3,340,097                 404,639       $ 7,128,546
 Shares issued in reinvestment of distributions         29,734            424,458                 313,320         5,425,679
 Shares redeemed ...............................      (422,386)        (6,110,067)             (1,412,691)      (24,647,629)
                                                    -------------------------------------------------------------------------
 Net decrease ..................................      (167,292)      $ (2,345,512)               (694,732)     $(12,093,404)
                                                    =========================================================================
Year ended October 31, 1999
 Shares sold ...................................       311,908        $ 3,811,987               1,374,494      $ 26,925,968
 Shares issued in reinvestment of distributions        100,454          1,221,234                 310,254         5,945,035
 Shares redeemed ...............................    (1,667,505)       (20,361,185)             (1,460,904)      (28,403,720)
                                                    -------------------------------------------------------------------------
 Net increase (decrease) .......................    (1,255,143)      $(15,327,964)                223,844       $ 4,467,283
                                                    =========================================================================

**For the period January 1, 1999 (effective date) to October 31, 1999.


FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (unaudited) (continued)

2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                                              GLOBAL                        SHORT-INTERMEDIATE
                                                        GOVERNMENT INCOME FUND        U.S. GOVERNMENT SECURITIES FUND
                                                      -----------------------------------------------------------------
                                                        SHARES           AMOUNT         SHARES             AMOUNT
                                                      -----------------------------------------------------------------
CLASS A SHARES:
Six months ended April 30, 2000
 Shares sold .....................................     1,046,716      $ 7,904,694      20,721,502       $206,607,390
 Shares issued in reinvestment of distributions ..       246,806        1,864,097         351,918          3,509,570
 Shares redeemed .................................    (2,018,421)     (15,274,896)    (23,515,485)      (234,408,549)
                                                      -----------------------------------------------------------------
 Net decrease ....................................      (724,899)     $(5,506,105)     (2,442,065)      $(24,291,589)
                                                      =================================================================
Year ended October 31, 1999
 Shares sold .....................................     3,229,144      $25,890,191      34,503,497       $352,227,000
 Shares issued in reinvestment of distributions ..       527,266        4,191,903         649,862          6,640,659
 Shares redeemed .................................    (6,184,889)     (49,468,124)    (39,156,441)      (399,743,235)
                                                      -----------------------------------------------------------------
 Net decrease ....................................    (2,428,479)    $(19,386,030)     (4,003,082)     $ (40,875,576)
                                                      =================================================================
CLASS C SHARES:
Six months ended April 30, 2000
 Shares sold .....................................        72,262        $ 545,098
 Shares issued in reinvestment of distributions ..        12,343           93,416
 Shares redeemed .................................      (174,831)      (1,324,342)
                                                        ---------------------------
 Net decrease ....................................       (90,226)      $ (685,828)
                                                        ===========================
Year ended October 31, 1999
 Shares sold .....................................       131,666       $1,059,002
 Shares issued in reinvestment of distributions ..        29,752          236,792
 Shares redeemed .................................      (239,250)      (1,914,296)
                                                        ---------------------------
 Net decrease ....................................       (77,832)      $ (618,502)
                                                        ===========================
ADVISOR CLASS:
Six months ended April 30, 2000
 Shares sold .....................................         4,521         $ 34,577          57,592          $ 579,857
 Shares issued in reinvestment of distributions ..         1,452           11,101           4,603             45,845
 Shares redeemed .................................       (84,254)        (645,033)        (58,618)          (584,516)
                                                      -----------------------------------------------------------------
 Net increase (decrease) .........................       (78,281)      $ (599,355)          3,577           $ 41,186
                                                      =================================================================
Year ended October 31, 1999
 Shares sold .....................................        18,974        $ 153,011         109,306        $ 1,121,253
 Shares issued in reinvestment of distributions ..         7,067           56,218           6,126             62,526
 Shares redeemed .................................       (36,633)        (294,106)       (328,548)        (3,393,136)
                                                      -----------------------------------------------------------------
 Net decrease ....................................       (10,592)       $ (84,877)       (213,116)      $ (2,209,357)
                                                      =================================================================



FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (unaudited) (continued)

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Funds are also officers and/or directors of the following entities:

        ENTITY                                                              AFFILIATION
        -----------------------------------------------------------------------------------------
        Franklin Advisers, Inc. (Advisers)                                  Investment manager
        Franklin Templeton Services, Inc. (FT Services)                     Administrative manager
        Franklin/Templeton Investor Services, Inc. (Investor Services)      Transfer agent
        Franklin/Templeton Distributors, Inc. (Distributors)                Principal underwriter
        Templeton Investment Counsel, Inc. (TICI)                           Investment manager

The Funds pay an investment management fee to Advisers based on the month end net assets of the Funds as follows:

       ANNUALIZED
        FEE RATE             NET ASSETS
       -------------------------------------------------------------------------
          .625%              First $100 million
          .500%              Over $100 million, up to and including $250 million
          .450%              In excess of $250 million

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

Under a subadvisory agreement, TICI provides subadvisory services to the Global Government Income Fund, and receives from Advisers fees based on the average monthly net assets of the fund.

The Funds reimburse Distributors up to the stated percentages of their average daily net assets for costs incurred in marketing the Funds' shares as follows:

        FUND                                                 CLASS A       CLASS B       CLASS C
        -----------------------------------------------------------------------------------------
        Convertible Securities Fund                           .25%             --           1.00%
        Equity Income Fund                                    .25%           1.00%          1.00%
        Global Government Income Fund                         .15%             --            .65%
        Short-Intermediate U.S. Government Securities Fund    .10%             --             --

Distributors paid net commissions on sales of the Funds' shares, and received contingent deferred sales charges for the period as follows:

                                                                                         GLOBAL       SHORT-INTERMEDIATE
                                                    CONVERTIBLE           EQUITY        GOVERNMENT     U.S. GOVERNMENT
                                                   SECURITIES FUND      INCOME FUND     INCOME FUND     SECURITIES FUND
                                                   --------------------------------------------------------------------
Net commissions paid ..........................      $25,518               $77,011          $1,891         $186,709
Contingent deferred sales charges .............      $10,825               $26,634           $ 490          $ 1,072

The Funds paid transfer agent fees of $704,253, of which $603,545 was paid to Investor Services.

Included in professional fees are legal fees of $4,424 that were paid to a law firm in which a partner is an officer of the Funds.

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (unaudited) (continued)

4. INCOME TAXES

At October 31, 1999, the Convertible Securities Fund and the Short-Intermediate U.S. Government Securities Fund had tax basis capital losses, which may be carried over to offset future capital gains. Such losses expire as follows:

                                                                SHORT-INTERMEDIATE
                                            CONVERTIBLE           U.S. GOVERNMENT
                                           SECURITIES FUND        SECURITIES FUND
                                           --------------------------------------
  Capital loss carryovers expiring in:
         2002 .........................      $       --               $1,788,818
         2003 .........................              --                3,564,637
         2004 .........................              --                  300,618
         2005 .........................              --                       --
         2006 .........................       3,900,664                       --
         2007 .........................              --                   21,004
                                           --------------------------------------
                                             $3,900,664               $5,675,077
                                           --------------------------------------

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions.

Net realized capital gains/losses differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

At April 30, 2000, the net unrealized appreciation/(depreciation) based on the cost of investments for income tax purposes was as follows:

                                                                                           GLOBAL       SHORT-INTERMEDIATE
                                                     CONVERTIBLE           EQUITY         GOVERNMENT      U.S. GOVERNMENT
                                                   SECURITIES FUND       INCOME FUND      INCOME FUND      SECURITIES FUND
                                                   ------------------------------------------------------------------------
Investments at cost .........................      $172,847,446         $357,371,980     $ 89,138,454        $151,616,353
                                                   ------------------------------------------------------------------------
Unrealized appreciation .....................      $ 19,751,641         $ 62,990,321     $     99,100        $    164,107
Unrealized depreciation .....................       (14,596,480)         (26,118,713)     (13,679,945)         (2,125,978)
                                                   ------------------------------------------------------------------------
Net unrealized appreciation (depreciation) ..      $  5,155,161         $ 36,871,608     $(13,580,845)       $ (1,961,871)
                                                   ------------------------------------------------------------------------



5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ending April 30, 2000 were as follows:

                                                                                            GLOBAL       SHORT-INTERMEDIATE
                                                     CONVERTIBLE            EQUITY        GOVERNMENT      U.S. GOVERNMENT
                                                   SECURITIES FUND       INCOME FUND      INCOME FUND      SECURITIES FUND
                                                   ------------------------------------------------------------------------
Purchases .....................................    $175,000,161         $ 98,386,134      $54,723,107        $ 77,692,773
Sales .........................................    $198,642,096         $169,617,426      $50,360,824        $110,890,357

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (unaudited) (continued)

6. CREDIT RISK

The Convertible Securities Fund has 64.1% of its portfolio invested in lower rated and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

The Convertible Securities Fund has investments in excess of 10% of its total net assets in the electronic technology and technology services industries. Such concentration may subject the Fund more significantly to economic changes occurring within those industries.



SHAREHOLDER LETTER



Dear Shareholder:

This semiannual report for Franklin Investors Securities Trust covers the period ended April 30, 2000.

In the six months since the Trust's annual report, consumer spending remained the driving force behind U.S. economic growth. Gross domestic product grew an annualized 7.3% and 5.4% in fourth quarter 1999 and first quarter 2000, respectively. However, this growth came at the cost of inflation, and the reporting period's data gave substance to earlier fears. The first quarter 2000 consumer spending gain was the largest since second quarter 1983, while March's 3.7% Consumer Price Index year-over-year increase was the biggest rise since 1991. In the final week of the reporting period, the Labor Department's employment cost index registered a higher-than-expected 1.4% gain, or 4.3% annualized -- a clear sign of accelerating wage inflation. The Federal Reserve Board (the Fed) reacted to continued economic strength and nascent inflation by raising the federal funds target rate three times, for a total 0.75% increase to 6.0%, by the end of the reporting period.


CONTENTS


Shareholder Letter            1

Fund Reports

 Franklin Adjustable
 U.S. Government
 Securities Fund              5

 Franklin Bond Fund          11

Financial Highlights &
Statement of Investments     18

Financial Statements         27

Notes to
Financial Statements         31


[Pyramid Graphic]

NASDAQ AND S&P 500

Daily Closing Prices
(10/31/99 - 4/30/00)

                                             INDEXED                                     INDEXED
                                               TO                                          TO
   DATE          NASDAQ          % CHG         100         S&P 500        % CHG            100
   ----          ------          -----         ---         -------        -----            ---
10/31/1999       2966.43                      100.00       1362.93                       100.00
11/01/1999       2967.65          0.04%       100.04       1354.12        - 0.65%         99.35
11/02/1999       2981.63          0.47%       100.51       1347.74        - 0.47%         98.89
11/03/1999       3028.51          1.57%       102.09       1354.93          0.53%         99.41
11/04/1999       3055.95          0.91%       103.02       1362.64          0.57%         99.98
11/05/1999       3102.29          1.52%       104.58       1370.23          0.56%        100.54
11/08/1999       3143.97          1.34%       105.98       1377.01          0.49%        101.03
11/09/1999       3125.04        - 0.60%       105.35       1365.28        - 0.85%        100.17
11/10/1999       3155.96          0.99%       106.39       1373.46          0.60%        100.77
11/11/1999       3197.29          1.31%       107.78       1381.46          0.58%        101.36
11/12/1999       3221.15          0.75%       108.59       1396.06          1.06%        102.43
11/15/1999       3219.54        - 0.05%       108.53       1394.39        - 0.12%        102.31
11/16/1999       3293.05          2.28%       111.01       1420.03          1.84%        104.19
11/17/1999       3269.39        - 0.72%       110.21       1410.71        - 0.66%        103.51
11/18/1999       3347.11          2.38%       112.83       1424.94          1.01%        104.55
11/19/1999       3369.25          0.66%       113.58          1422        - 0.21%        104.33
11/22/1999       3392.56          0.69%       114.37       1420.94        - 0.07%        104.26
11/23/1999       3342.87        - 1.46%       112.69       1404.64        - 1.15%        103.06
11/24/1999       3420.5           2.32%       115.31       1417.08          0.89%        103.97
11/26/1999       3447.81          0.80%       116.23       1416.62        - 0.03%        103.94
11/29/1999       3421.37        - 0.77%       115.34       1407.83        - 0.62%        103.29
11/30/1999       3336.16        - 2.49%       112.46       1388.91        - 1.34%        101.91
12/01/1999       3353.71          0.53%       113.06       1397.72          0.63%        102.55
12/02/1999       3452.78          2.95%       116.40       1409.04          0.81%        103.38
12/03/1999       3520.63          1.97%       118.68        1433.3          1.72%        105.16
12/06/1999       3546.01          0.72%       119.54       1423.34        - 0.69%        104.43
12/07/1999       3586.92          1.15%       120.92       1409.17        - 1.00%        103.39
12/08/1999       3586.08        - 0.02%       120.89       1403.88        - 0.38%        103.00
12/09/1999       3594.17          0.23%       121.16       1408.11          0.30%        103.31
12/10/1999       3620.23          0.73%       122.04       1417.04          0.63%        103.97
12/13/1999       3658.15          1.05%       123.32       1415.22        - 0.13%        103.84
12/14/1999       3571.66        - 2.36%       120.40       1403.17        - 0.85%        102.95
12/15/1999       3621.95          1.41%       122.10       1413.33          0.72%        103.70
12/16/1999       3715.06          2.57%       125.24       1418.78          0.39%        104.10
12/17/1999       3753.06          1.02%       126.52       1421.05          0.16%        104.26
12/20/1999       3783.87          0.82%       127.56       1418.09        - 0.21%        104.05
12/21/1999       3911.15          3.36%       131.85       1433.43          1.08%        105.17
12/22/1999       3937.3           0.67%       132.73       1436.13          0.19%        105.37
12/23/1999       3969.44          0.82%       133.81       1458.34          1.55%        107.00
12/27/1999       3975.38          0.15%       134.01       1457.09        - 0.09%        106.91
12/28/1999       3972.11        - 0.08%       133.90       1457.66          0.04%        106.95
12/29/1999       4041.46          1.75%       136.24       1463.46          0.40%        107.38
12/30/1999       4036.87        - 0.11%       136.09       1464.47          0.07%        107.45
12/31/1999       4069.31          0.80%       137.18       1469.25          0.33%        107.80
01/03/2000       4131.15          1.52%       139.26       1455.22        - 0.95%        106.77
01/04/2000       3901.69        - 5.55%       131.53       1399.42        - 3.83%        102.68
01/05/2000       3877.54        - 0.62%       130.71       1402.11          0.19%        102.87
01/06/2000       3727.13        - 3.88%       125.64       1403.45          0.10%        102.97
01/07/2000       3882.62          4.17%       130.89       1441.47          2.71%        105.76
01/10/2000       4049.67          4.30%       136.52        1457.6          1.12%        106.95
01/11/2000       3921.19        - 3.17%       132.19       1438.56        - 1.31%        105.55
01/12/2000       3850.02        - 1.82%       129.79       1432.25        - 0.44%        105.09
01/13/2000       3957.21          2.78%       133.40       1449.68          1.22%        106.36
01/14/2000       4064.27          2.71%       137.01       1465.15          1.07%        107.50
01/18/2000       4130.81          1.64%       139.25       1455.14        - 0.68%        106.77
01/19/2000       4151.29          0.50%       139.94        1455.9          0.05%        106.82
01/20/2000       4189.51          0.92%       141.23       1445.57        - 0.71%        106.06
01/21/2000       4235.4           1.10%       142.78       1441.36        - 0.29%        105.75
01/24/2000       4096.08        - 3.29%       138.08       1401.53        - 2.76%        102.83
01/25/2000       4167.41          1.74%       140.49       1410.03          0.61%        103.46
01/26/2000       4069.91        - 2.34%       137.20       1404.09        - 0.42%        103.02
01/27/2000       4039.56        - 0.75%       136.18       1398.56        - 0.39%        102.61
01/28/2000       3887.07        - 3.77%       131.04       1360.16        - 2.75%         99.80
01/31/2000       3940.35          1.37%       132.83       1394.46          2.52%        102.31
02/01/2000       4051.98          2.83%       136.59       1409.28          1.06%        103.40
02/02/2000       4073.96          0.54%       137.34       1409.12        - 0.01%        103.39
02/03/2000       4210.98          3.36%       141.95       1424.97          1.12%        104.55
02/04/2000       4244.14          0.79%       143.07       1424.37        - 0.04%        104.51
02/07/2000       4321.77          1.83%       145.69       1424.24        - 0.01%        104.50
02/08/2000       4427.54          2.45%       149.25       1441.72          1.23%        105.78
02/09/2000       4363.24        - 1.45%       147.09        1411.7        - 2.08%        103.58
02/10/2000       4485.63          2.81%       151.21       1416.83          0.36%        103.95
02/11/2000       4395.45        - 2.01%       148.17       1387.12        - 2.10%        101.77
02/14/2000       4418.55          0.53%       148.95       1389.94          0.20%        101.98
02/15/2000       4420.77          0.05%       149.03       1402.05          0.87%        102.87
02/16/2000       4427.65          0.16%       149.26       1387.67        - 1.03%        101.82
02/17/2000       4548.92          2.74%       153.35       1388.25          0.04%        101.86
02/18/2000       4411.74        - 3.02%       148.72       1346.09        - 3.04%         98.76
02/22/2000       4382.12        - 0.67%       147.72       1352.17          0.45%         99.21
02/23/2000       4550.33          3.84%       153.39       1360.69          0.63%         99.84
02/24/2000       4617.65          1.48%       155.66       1353.43        - 0.53%         99.30
02/25/2000        4590.5        - 0.59%       154.75       1333.36        - 1.48%         97.83
02/28/2000       4577.85        - 0.28%       154.32       1348.05          1.10%         98.91
02/29/2000       4696.69          2.60%       158.33       1366.42          1.36%        100.26
03/01/2000       4784.08          1.86%       161.27       1379.19          0.93%        101.19
03/02/2000       4754.51        - 0.62%       160.28       1381.76          0.19%        101.38
03/03/2000       4914.79          3.37%       165.68       1409.17          1.98%        103.39
03/06/2000       4904.85        - 0.20%       165.35       1391.28        - 1.27%        102.08
03/07/2000       4847.84        - 1.16%       163.42       1355.62        - 2.56%         99.46
03/08/2000       4897.17          1.02%       165.09        1366.7          0.82%        100.28
03/09/2000       5046.86          3.06%       170.13       1401.69          2.56%        102.84
03/10/2000       5048.62          0.03%       170.19       1395.07        - 0.47%        102.36
03/13/2000       4907.24        - 2.80%       165.43       1383.62        - 0.82%        101.52
03/14/2000       4706.63        - 4.09%       158.66       1359.15        - 1.77%         99.72
03/15/2000       4582.62        - 2.63%       154.48       1392.14          2.43%        102.14
03/16/2000       4717.39          2.94%       159.03       1458.47          4.76%        107.01
03/17/2000       4798.13          1.71%       161.75       1464.47          0.41%        107.45
03/20/2000          4610        - 3.92%       155.41       1456.63        - 0.54%        106.87
03/21/2000       4711.68          2.21%       158.83       1493.87          2.56%        109.61
03/22/2000       4864.75          3.25%       163.99       1500.64          0.45%        110.10
03/23/2000       4940.61          1.56%       166.55       1527.35          1.78%        112.06
03/24/2000       4963.03          0.45%       167.31       1527.46          0.01%        112.07
03/27/2000       4958.56        - 0.09%       167.16       1523.86        - 0.24%        111.81
03/28/2000       4833.89        - 2.51%       162.95       1507.73        - 1.06%        110.62
03/29/2000       4644.67        - 3.91%       156.57       1508.52          0.05%        110.68
03/30/2000       4457.89        - 4.02%       150.28       1487.92        - 1.37%        109.17
03/31/2000       4572.83          2.58%       154.15       1498.58          0.72%        109.95
04/03/2000       4223.68        - 7.64%       142.38       1505.97          0.49%        110.50
04/04/2000       4148.89        - 1.77%       139.86       1494.73        - 0.75%        109.67
04/05/2000       4169.22          0.49%       140.55       1487.37        - 0.49%        109.13
04/06/2000       4267.56          2.36%       143.86       1501.34          0.94%        110.16
04/07/2000       4446.45          4.19%       149.89       1516.35          1.00%        111.26
04/10/2000        4188.2        - 5.81%       141.19       1504.46        - 0.78%        110.38
04/11/2000        4055.9        - 3.16%       136.73       1500.59        - 0.26%        110.10
04/12/2000       3769.63        - 7.06%       127.08       1467.17        - 2.23%        107.65
04/13/2000       3676.78        - 2.46%       123.95       1440.51        - 1.82%        105.69
04/14/2000       3321.29        - 9.67%       111.96       1356.56        - 5.83%         99.53
04/17/2000       3539.16          6.56%       119.31       1401.44          3.31%        102.83
04/18/2000       3793.57          7.19%       127.88       1441.61          2.87%        105.77
04/19/2000       3706.41        - 2.30%       124.95       1427.47        - 0.98%        104.74
04/20/2000       3643.88        - 1.69%       122.84       1434.54          0.50%        105.25
04/24/2000       3482.48        - 4.43%       117.40       1429.86        - 0.33%        104.91
04/25/2000       3711.23          6.57%       125.11       1477.44          3.33%        108.40
04/26/2000       3630.09        - 2.19%       122.37       1460.99        - 1.11%        107.19
04/27/2000       3774.03          3.97%       127.22       1464.92          0.27%        107.48
04/28/2000       3860.66          2.30%        30.14       1452.43        - 0.85%        106.57



Sources: Nasdaq and Standard & Poor's Micropal. The Nasdaq Composite Index measures all Nasdaq domestic and U.S.-based common stocks listed on the Nasdaq Market, is market-weighted and includes over 5,000 companies (as of 4/30/00). The S&P 500 Index is a market value-weighted index of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock's weight in the index proportionate to its market value.

The graph is intended to show stock market volatility, as reflected in the Nasdaq and the S&P 500, and does not illustrate the past or future performance of any fund in Franklin Investors Securities Trust. To better demonstrate daily volatility, the graph scales the indexes so they have the same starting point.


Barely cooling economic expansion did have a positive outcome -- robust first quarter 2000 corporate earnings. By the end of the reporting period, of the 435 companies in the Standard & Poor's 500(R) (S&P 500(R)) Index that reported first quarter earnings, 72% were above analysts' expectations. Although subject to volatility and major sell-offs, the equity markets generally rose throughout the reporting period. The broader S&P 500 and the technology-heavy National Association of Securities Dealers Automated Quotation System (Nasdaq(R)) Composite Index finished the period up 10% and 52%, respectively. Investors exhibited a love-me/love-me-not relationship with technology. At some points, concerns over historically high valuations and the federal district court's anti-monopoly ruling against technology bellwether Microsoft sent investors fleeing to the safety of shorter-term Treasury bonds. At other moments, investors fled bond markets and "old economy" companies, as inflationary data and rising interest rates seemed to convince them that the technology- and telecommunications-based "new economy" was the best place for their money.

In addition to rising interest rates and flight-to-quality inflows from equity market declines, supply fundamentals also affected the fixed-income markets throughout the reporting period. The U.S. government's $7 billion (out of a planned $30 billion) 30-year Treasury bond buyback reduced their supply and drove their prices higher throughout the period. As bond prices and yields move in an inverse relationship, this resulted in a corresponding yield decline. Normally the yield curve, or the yield difference between shorter- and longer-term debt, rises as maturity increases, and investors are offered greater yields for the additional risk they take on with longer-term debt. However, reduced supply on the long end caused a yield curve inversion in January that lasted through the end of the reporting period. As of April 30, 2000, the 30- and 10-year Treasury bonds yielded 5.96% and 6.21%, respectively, compared with 6.18% and 6.02% six months earlier.

Looking forward, many analysts expect the Fed to increase the federal funds target rate another 0.5%, following on the heels of end-of-period inflation indicators. Rising interest rates will pose short-term challenges for the bond market and the stocks of those companies that issue debt securities for their financing needs. However, if the Fed achieves its objective of slowing economic growth and containing inflation, this should benefit fixed-income securities and interest-rate sensitive equities long-term. Meanwhile, the current income provided by bonds and equity dividends can cushion overall total returns in times of market volatility.

Recent market uncertainty reinforces the importance of investing for the long term, so daily market fluctuations and short-term volatility have minimal impact on overall investment goals. We encourage you to discuss your financial goals with your investment representative, who can address concerns about volatility and help you diversify your investments and stay focused on the long term.

As always, we appreciate your continued investment in Franklin Investors Securities Trust and look forward to serving your future investment needs.

Sincerely,

/s/ Charles B. Johnson

Charles B. Johnson
Chairman
Franklin Investors Securities Trust

FRANKLIN ADJUSTABLE
U.S. GOVERNMENT SECURITIES FUND

Your Fund's Goal: Franklin Adjustable U.S. Government Securities Fund seeks to provide a high level of current income consistent with lower volatility of principal by investing in a portfolio consisting primarily of adjustable-rate, U.S. government agency-guaranteed, mortgage-backed securities.(1)


ECONOMIC OVERVIEW
The six months under review witnessed a divergence between the behavior of short-term versus long-term interest rates in an environment of continued strong economic growth. While short-term rates moved higher in tandem with the Federal Reserve Board's (the Fed's) hikes in the federal funds target rate, long-term rates declined due to expectations of reduced future supply of long-term Treasury securities. For example, while the 2-year Treasury note's yield rose from 5.82% on November 1, 1999, to 6.68% at the end of April, the 30-year Treasury bond yield had actually fallen from 6.18% to 5.96% over the same time period. This represented a yield curve inversion of 72 basis points, an unusual occurrence.



(1) Individual securities in the underlying portfolio, but not shares of the fund, are guaranteed by the U.S. government, its agencies or instrumentalities, as to the timely payment of principal and interest. Yield and share price are not guaranteed and will fluctuate with market conditions.

All portfolio holdings mentioned in the report are listed by their complete legal titles in the fund's Statement of Investments (SOI), which is a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount. The SOI begins on page 19.

PORTFOLIO BREAKDOWN
Franklin Adjustable
U.S. Government Securities Fund
Based on Total Net Assets
4/30/00

[Pie Graph]

FNMA      69.5%
FHLMC     14.7%
GNMA      10.2%
Other      5.6%

Normally, a yield curve inversion is associated with a slowing economy or even a recession, but in this instance that was not the case since robust economic growth took place during the reporting period. The decline in long-term rates has been primarily due to technical, not fundamental, factors. As increased tax receipts pushed the economy from a deficit to a surplus, the Treasury decided to reduce future debt issuance and buy back some outstanding securities. As a result, the remaining 30-year Treasuries in the market were bid up ahead of their perceived supply shortfall, driving long-term yields down.

The unabated economic strength raised concerns by the Fed that inflation pressures would grow despite productivity increases. Indeed, pockets of inflation appeared during the reporting period. On the manufacturing side, the prices-paid component of the National Association of Purchasing Management's index rose to 71.0 in April, its highest level since February 1995, when it reached 81.7. On the consumer side, the Consumer Price Index (CPI), a measure of inflation, was up 3.7% through March on a year-over-year basis, its highest level since 1991. Higher energy prices were the main culprit, as they were back in 1991. This pick-up in inflation prompted the Fed to raise rates three times during the period and release public warnings that further rate hikes might follow if inflation did not subside.

PORTFOLIO NOTES

For the six months under review, Franklin Adjustable U.S. Government Securities Fund's Class A shares delivered a +2.32% cumulative total return, outperforming the benchmark Lehman Brothers Short U.S. Government 1-2 Year Index, which returned 1.98%.(2)

The portfolio continued to employ a conservative strategy of investing primarily in seasoned adjustable rate mortgage (ARM) securities, which have already been through one or more refinancing cycles and thus, tend to prepay at slower rates than newer-production ARMs that have not been through previous refinancing cycles. We chose securities using a value-oriented approach, which emphasizes a bond's fundamental cheapness to comparable securities as well as its historical prepayment performance.

In general, ARMs performed better than comparable fixed-income investments over the reporting period. For example, the price on comparable 2-year Treasuries decreased 1.71%, while the average ARM security only declined 0.62%.(3) As short-term interest rates rose, prepayments on ARMs declined significantly, enhancing returns. Continued interest rate stability will likely prove beneficial to ARMs, as yield spreads should remain narrow.


DIVIDEND DISTRIBUTIONS
Franklin Adjustable U.S. Government
Securities Fund
11/1/99 - 4/30/00

                     DIVIDEND
MONTH               PER SHARE

November            3.6 cents

December            4.1 cents*

January             3.6 cents

February            3.9 cents

March               3.9 cents

April               4.2 cents
                   ----------
TOTAL              23.3 CENTS


*Includes an additional 0.5 cent distribution to meet excise tax requirements.

(2) Source: Lehman Brothers. The unmanaged Lehman Brothers Short U.S. Government 1-2 Year Index includes fixed-rate debt issues rated investment grade or higher by Moody's, S&P or Fitch, in that order. All issues have between one and two years to maturity and an outstanding par value of at least $100 million for U.S. Government issues. All returns are market value-weighted inclusive of accrued interest. The index includes issues of the U.S. government or any agency thereof. The non-convertible, publicly issued, domestic debt is guaranteed by the U.S. government. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization. One cannot invest directly in an index, nor is an index representative of the fund's portfolio.

(3) Source: Lehman Brothers. Figure represents the average of all month-to-month price returns for ARM securities between 10/31/99 and 4/30/00.

There were no major changes to the portfolio's overall mix during the past six months. Federal National Mortgage Association (FNMA or Fannie Mae) securities remained the portfolio's largest weighting, at nearly 70% of total net assets on April 30, 2000. Net outflows during the period prompted us to liquidate some of our faster-prepaying, unseasoned ARM securities. However, we were able to selectively add several seasoned conventional ARMs to our core holdings. Our emphasis on these seasoned Constant Maturity Treasury (CMT) ARMs could prove most beneficial to shareholders, as the relatively flat yield curve environment will probably have less of a negative impact on such securities.(4)

Going forward, bond market developments will revolve around whether the economy can continue to surpass the Fed's growth "speed limit" and threaten to bring on a serious inflationary surge. The surprising strength of consumer spending and wage gains have renewed fears that the Fed will abandon its gradual policy of steady, quarter-point rate increases in favor of more aggressive interest rate hikes. The fund will continue to maintain its conservative strategy, allowing it the potential to provide high, current income in a variety of interest-rate environments.

(4) Constant Maturity Treasury bonds are Treasury securities with a constant, fixed maturity that is constructed by the Treasury Department based on the most actively traded marketable Treasury securities. Yields on these issues are based on composite quotes reported by U.S. Government Securities Dealers to the Federal Reserve Bank of New York. To obtain the Constant Maturity Yields, personnel at the Treasury construct a yield curve each business day and yield values are then read from the curve at fixed maturities.

Sincerely,


/s/ T. Anthony Coffey

T. Anthony Coffey



/s/ Jack Lemein

Jack Lemein



/s/ Roger A. Bayston

Roger A. Bayston

Portfolio Management Team
Franklin Adjustable U.S. Government Securities Fund.

This discussion reflects our views, opinions and portfolio holdings as of April 30, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the fund. Our strategies and the fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

FRANKLIN ADJUSTABLE
U.S. GOVERNMENT
SECURITIES FUND


CLASS A: Subject to the maximum 2.25% initial sales charge. Past expense reductions by the fund's manager increased the fund's total returns.



1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the applicable, maximum sales charge.

3. Distribution rate is based on an annualization of April's 4.2 cent per share dividend and the maximum offering price of $9.49 per share on April 30, 2000.

4. Yield, calculated as required by the SEC, is based on earnings of the fund's portfolio for the 30 days ended April 30, 2000.



Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.



SIX-MONTH PERFORMANCE SUMMARY
AS OF 4/30/00

Six-month total return does not include the sales charge. Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

CLASS A
Six-month Total Return                         +2.32%
Net Asset Value (NAV)                          $9.28 (4/30/00)         $9.30 (10/31/99)
Change in NAV                                  -$0.02
Distributions (11/1/99 - 4/30/00)              Dividend Income         $0.2330


ADDITIONAL PERFORMANCE
AS OF 3/31/00


                                                                                    INCEPTION
CLASS A                               1-YEAR         5-YEAR         10-YEAR         (10/20/87)
-------                               ------         ------         -------         ----------
Cumulative Total Return (1)           +4.28%         +32.96%         +64.31%          +98.10%

Average Annual Total Return (2)       +1.99%          +5.39%          +4.85%           +5.45%



AS OF 4/30/00

SHARE CLASS                                                   A
-----------                                                   -

Distribution Rate (3)                                       5.31%

30-Day Standardized Yield (4)                               5.33%




For updated performance figures, please see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton at 1-800/342-5236.

                          Past performance does not guarantee future results.

FRANKLIN BOND FUND

Your Fund's Goal: Franklin Bond Fund seeks to provide investors with a high level of income consistent with preservation of capital. Capital appreciation over the long term is a secondary goal.


U.S. bond markets experienced considerable volatility during the six-month period, due to rising interest rates, widespread inflation fears, and choppy equity markets. Several key U.S. economic health indicators, including record-low 3.9% unemployment, rising commodity prices, higher manufacturing costs and strong consumer spending, led the Federal Reserve Board (the Fed) to raise interest rates 0.25% on three separate occasions. Although this environment generally presented challenges for the fixed-income markets, bond prices were lifted at the end of the period as a widespread sell-off in the Nasdaq Composite Index during late March and April caused many investors to eye debt securities as a haven from erratic stock markets.

Treasury bonds were volatile as fears of unsustainable economic growth gave way to a rebound late in the reporting period, based on the positive implications of a decrease in the Treasury bond supply. The reduced availability of Treasury issues, stemming from the government's announcement in February that it would sponsor bond buybacks and lessen future issuance of long-date Treasuries, increased demand just as supply was dwindling. Long-term Treasury bond prices then rose sharply for the first time since mid-1999. In this environment, the Treasury bond yield curve became inverted when rates on long-term bonds declined below those of short-term bonds. The yield on the 30-year Treasury fell from 6.18% on November 1, 1999, to 5.96% on April 28, 2000, after climbing to a high of 6.75% on January 20, 2000. But the 10-year Treasury bond actually rose during the same period, from 6.02% to 6.21%.

All portfolio holdings mentioned in the report are listed by their complete legal titles in the fund's Statement of Investments (SOI), which is a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount. The SOI begins on page 22.

WHAT IS A MORTGAGE
PASS-THROUGH SECURITY?

A mortgage pass-through security represents pooled mortgages that are repackaged into a security and sold to investors. Such securities pass mortgage holder principal and interest payments from the originating financial institutions through a government agency or some other intermediary and then to investors.

As most interest rates increased, mortgage rates also rose, reducing the incentive for homeowners to refinance their mortgages. According to the Federal Home Loan Mortgage Corporation (FHLMC or Freddie Mac), the conforming 30-year fixed mortgage rate rose from 7.84% at the beginning of the reporting period, to 8.13% on April 28, 2000. While mortgage rates spiked during the period, they were still historically quite low. But at these recent, higher relative rates, mortgage bond prepayments slowed and prepayment risk was reduced. We believe this creates a positive environment going forward for mortgage pass-through securities, which were the fund's principal investments during the reporting period. As such, we kept a relatively high concentration of mortgage-backed securities, compared to Treasuries, due to their strong yield advantage over Treasuries. We increased our exposure to agency mortgage pass-throughs after year-end liquidity concerns in the bond market had passed. At the time, agency pass-throughs were yielding more than 8% with little or no credit risk and were selling at what we considered to be attractive prices.

Among mortgage-backed securities, Government National Mortgage Association (GNMA or Ginnie Mae) pass-throughs outperformed those issued from agencies such as FHLMC and Federal National Mortgage Association (FNMA or Fannie Mae) due to concerns about possible changes to the quasi-government status of the latter two. The fund also benefited from its exposure to commercial mortgage-backed securities during the reporting period, as they provided a significant yield advantage to both mortgage-backed and investment-grade corporate bonds.

Our corporate bond holdings decreased during the period to end at 32% of total investments, down from approximately 34% on October 31, 1999. Although many of these bonds' values held up well considering that interest rates were rising during much of the period, the yield difference between Treasury bonds and the high yield bond market (corporate bonds rated below BBB) widened toward the latter half of the reporting period. The spread widening largely resulted from the negative impact of cash outflows from dedicated high yield mutual funds, as well as downgrades of several investment-grade bonds. The high yield bond market's close ties to interest-rate fears and equity market volatility also made the past few months more difficult. We focused most of our corporate bond purchases in the services and manufacturing sectors, as we believed their long-term growth prospects, combined with appreciation potential from stock offerings and merger and acquisition activity, boded well for many of these companies' credit outlooks and total return potential. In anticipation of future Fed interest-rate increases, the fund increased its exposure to what we felt were high-quality, well-managed and profitable companies that may prosper in a rising interest-rate environment, and therein selected mostly short-term investment-grade bonds with relatively little interest-rate risk.

PORTFOLIO BREAKDOWN
Franklin Bond Fund
Based on Total Investments
4/30/00

SECTOR                  4/30/00         10/31/99

Mortgage-
Backed
Securities              49.96%           47.61%

Corporate
Bonds                   32.01%           33.53%

Asset-Backed
Securities              13.09%            8.34%

International
Bonds                    1.81%            3.74%

U.S. Agency
Bonds                    1.81%            2.26%

U.S. Treasury
Securities               0.00%            0.04%

Short-Term
Investments              1.32%            4.48%

DIVIDEND DISTRIBUTIONS*
Franklin Bond Fund
11/1/99 - 4/30/00

                                            DIVIDEND PER SHARE
                                            ------------------
MONTH                                CLASS A               ADVISOR CLASS
-----                                -------               -------------

November                            5.20 cents              5.41 cents

December                           14.26 cents**           14.47 cents**

January                             5.50 cents              5.69 cents

February                            5.90 cents              6.08 cents

March                               5.90 cents              6.09 cents

April                               5.90 cents              6.10 cents
                                   -----                   -----
TOTAL                              42.66 CENTS             43.84 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.

**Includes an additional 0.0876 cent distribution to meet excise tax requirements.

Among international bonds, the fund pared back its exposure to Brady bonds during March. These securities, although just a small percentage of the fund's total net assets, have been our top-performing asset class so far in 2000. Moody's, an independent credit rating agency, upgraded Mexico's sovereign debt to investment grade in the first quarter of the year, which was very supportive to Bradys in general, and caused yield spreads to narrow further. We felt that their strong performance through the end of the reporting period made them somewhat less attractive investments relative to other sectors. At this point, we expect to maintain a light exposure until spreads widen to more attractive levels.

Going forward, we expect interest rates to increase in the near term amid continued domestic economic growth and the Fed's attempts to slow the economy and contain inflationary pressures. Regardless of the short-term direction of interest rates, we believe Franklin Bond Fund is well-positioned to benefit through our diversification in different sectors, as well as our commitment to maintaining a value-oriented investment approach that seeks to add to our holdings as relative value opportunities arise.

Sincerely,


/s/ Roger A. Bayston

Roger A. Bayston
Portfolio Manager
Franklin Bond Fund




This discussion reflects our views, opinions and portfolio holdings as of April 30, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the fund. Our strategies and the fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


FRANKLIN BOND FUND

CLASS A: Subject to the maximum 4.25% initial sales charge.*

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.*

*The fund's manager has agreed in advance to waive a portion of its management fees, which reduces expenses and increases distribution rate, yield and total return to shareholders (see Additional Performance). If the manager had not taken this action, the fund's distribution rate and total return would have been lower and yield for the period would have been 6.68% and 7.25% for Class A and Advisor Class shares, respectively. The fee waiver may be discontinued at any time, upon notice to the fund's Board of Trustees.



SIX-MONTH PERFORMANCE SUMMARY
AS OF 4/30/00

Six-month total return does not include the sales charge. Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.


CLASS A

Six-month Total Return                   +1.12%
Net Asset Value (NAV)                    $9.29 (4/30/00)        $9.61 (10/31/99)
Change in NAV                            -$0.32
Distributions (11/1/99 - 4/30/00)        Dividend Income        $0.4266

ADVISOR CLASS

Six-month Total Return                   +1.28%
Net Asset Value (NAV)                    $9.30 (4/30/00)        $9.62 (10/31/99)
Change in NAV                            -$0.32
Distributions (11/1/99 - 4/30/00)        Dividend Income        $0.4384


                           Past performance does not guarantee future results.

ADDITIONAL PERFORMANCE
AS OF 3/31/00

                                                                      INCEPTION
CLASS A                                                 1-YEAR        (8/3/98)
-------                                                 ------        --------

Cumulative Total Return(1)                              +1.01%         +4.95%

Average Annual Total Return(2)                          -3.24%         +0.31%



                                                                      INCEPTION
ADVISOR CLASS                                           1-YEAR        (8/3/98)
-------------                                           ------        --------

Cumulative Total Return(1)                              +1.30%         +5.44%

Average Annual Total Return(2)                          +1.30%         +3.23%



AS OF 4/30/00


SHARE CLASS                                               A           ADVISOR
-----------                                               -           -------

Distribution Rate(3)                                    7.30%          7.87%

30-Day Standardized Yield(4)                            7.18%          7.77%


For updated performance figures, please see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton at 1-800/342-5236.


Past performance does not guarantee future results.


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the applicable, maximum sales charge(s) for that class.

3. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (net asset value for Advisor Class) per share on April 30, 2000.

4. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended April 30, 2000.



Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL HIGHLIGHTS


FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND

                                                   SIX MONTHS ENDED                       YEAR ENDED OCTOBER 31,
                                                    APRIL 30, 2000   -------------------------------------------------------------
                                                      (UNAUDITED)       1999         1998         1997         1996         1995
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period                   $   9.30       $   9.36     $   9.48     $   9.37     $   9.34     $   9.20
                                                       --------       --------     --------     --------     --------     --------
Income from investment operations:
 Net investment income(b)                                   .24            .45          .51          .55          .56          .54
 Net realized and unrealized gains (losses)                (.03)          (.06)        (.12)         .10          .03          .14
                                                       --------       --------     --------     --------     --------     --------
Total from investment operations                            .21            .39          .39          .65          .59          .68
                                                       --------       --------     --------     --------     --------     --------
Less distributions from net investment income              (.23)          (.45)        (.51)        (.54)        (.56)        (.54)
                                                       --------       --------     --------     --------     --------     --------
Net asset value, end of period                         $   9.28       $   9.30     $   9.36     $   9.48     $   9.37     $   9.34
                                                       --------       --------     --------     --------     --------     --------
Total return(a)                                            2.32%          4.24%        4.26%        7.18%        6.54%        7.57%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                      $245,536       $282,685     $298,298     $334,990     $397,078     $509,371
Ratios to average net assets:
 Expenses(e)                                                .98%c          .96%         .76%         .75%         .69%         .61%
 Expenses excluding waiver and payments
   by affiliate(e)                                          .98%c          .96%         .93%         .93%         .86%         .86%
 Net investment income                                     5.16%c         4.80%        5.38%        5.81%        5.87%        5.76%
Portfolio turnover rate(d)                                 5.93%         23.23%       38.92%       20.84%       24.63%       20.16%

(a)Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(b)Based on average shares outstanding effective year ended October 31, 1999.

(c)Annualized

(d)Represents the U.S. Government Adjustable Rate Mortgage Portfolio rate of turnover.

(e)Includes the Fund's share of the Portfolio's allocated expenses.


                     See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2000 (UNAUDITED)


FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND                           SHARES               VALUE
---------------------------------------------------                           ------               -----
MUTUAL FUNDS 100.9%
U.S. Government Adjustable Rate Mortgage Portfolio (Note 1)                26,699,990        $247,775,911
                                                                                             ------------
TOTAL INVESTMENTS (COST $268,592,809) 100.9%                                                  247,775,911
OTHER ASSETS, LESS LIABILITIES (.9%)                                                           (2,239,631)
                                                                                             ------------
NET ASSETS 100.0%                                                                            $245,536,280
                                                                                             ------------



                       See notes to financial statements.


FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights


FRANKLIN BOND FUND

                                                                           CLASS A
                                                          SIX MONTHS ENDED
                                                           APRIL 30, 2000   YEAR ENDED OCTOBER 31,
                                                            (UNAUDITED)       1999      1998(d)
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period                             $9.61       $10.37      $10.00
Income from investment operations:                              ------       ------      ------
 Net investment income(b)                                          .36          .63         .12
 Net realized and unrealized gains (losses)                       (.25)        (.71)        .30
                                                                ------       ------      ------
Total from investment operations                                   .11         (.08)        .42
Less distributions from:                                        ------       ------      ------
 Net investment income                                            (.43)        (.63)       (.05)
 Net realized gains                                                 --         (.05)         --
                                                                ------       ------      ------
Total distributions                                               (.43)        (.68)       (.05)
                                                                ------       ------      ------
Net asset value, end of period                                   $9.29        $9.61      $10.37
                                                                ------       ------      ------
Total return(a)                                                   1.12%        (.73%)      4.05%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                              $12,377        $7,870     $4,232
Ratios to average net assets:
 Expenses                                                          .50%(c)      .50%      .50%(e)
 Expenses excluding waiver and payments by affiliate              1.02%(c)     1.18%     1.29%(e)
 Net investment income                                            7.54%(c)     6.32%     5.21%(e)
Portfolio turnover rate                                           23.2%       96.38%     23.19%

(a)Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(b)Based on average shares outstanding.

(c)Annualized

(d)For the period August 3, 1998 (effective date) to October 31, 1998.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights (continued)

FRANKLIN BOND FUND (CONT.)

                                                                     ADVISOR CLASS
                                                       ----------------------------------------
                                                       SIX MONTHS ENDED   YEAR ENDED OCTOBER 31,
                                                        APRIL 30, 2000    ---------------------
                                                          (UNAUDITED)        1999       1998(d)
                                                       ----------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...............        $  9.62        $ 10.38      $ 10.00
                                                       ----------------------------------------
Income from investment operations:
 Net investment income(b) ..........................            .37            .66          .12
 Net realized and unrealized gains (losses) ........           (.25)          (.71)         .31
                                                       ----------------------------------------
Total from investment operations ...................            .12           (.05)         .43
                                                       ----------------------------------------
Less distributions from:
 Net investment income .............................           (.44)          (.66)        (.05)
 Net realized gains ................................             --           (.05)          --
                                                       ----------------------------------------
Total distributions ................................           (.44)          (.71)        (.05)
                                                       ----------------------------------------
Net asset value, end of period .....................        $  9.30        $  9.62      $ 10.38
                                                       ----------------------------------------

Total return(a) ....................................           1.28%          (.46%)       4.27%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..................        $12,874        $12,099      $31,588
Ratios to average net assets:
 Expenses ..........................................            .25%(c)        .25%         .25%(e)
 Expenses excluding waiver and payments by affiliate            .77%(c)        .93%        1.04%(e)
 Net investment income .............................           7.77%(c)       6.57%        5.46%(e)
Portfolio turnover rate ............................           23.2%         96.38%       23.19%

(a)Total return is not annualized for periods less than one year.
(b)Based on average shares outstanding.
(c)Annualized
(d)For the period August 3, 1998 (effective date) to October 31, 1998.


                       See notes to financial statements.


FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2000 (UNAUDITED)

                                                                           PRINCIPAL
FRANKLIN BOND FUND                                                         AMOUNT(a)         VALUE
----------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 116.6%
CORPORATE BONDS 30.1%
COMMERCIAL SERVICES .8%
Grand Metropolitan Investment, 7.125%, 9/15/04 .....................      $  200,000      $  195,383
                                                                                          ----------
CONSUMER NON-DURABLES 1.8%
Pepsi Bottling Group Inc., 7.00%, 3/01/29 ..........................         500,000         445,760
                                                                                          ----------
CONSUMER SERVICES 4.5%
AMFM Inc., 9.00%, 10/01/08 .........................................         300,000         305,250
CSC Holdings Inc., senior note, 7.25%, 7/15/08 .....................         300,000         272,466
Horseshoe Gaming Holding, senior sub. note, 8.625%, 5/15/09 ........         300,000         282,000
Six Flags Entertainment Corp., senior note, 8.875%, 4/01/06 ........         300,000         282,000
                                                                                          ----------
                                                                                           1,141,716
                                                                                          ----------
ELECTRONIC TECHNOLOGY 3.1%
L-3 Communications Holdings Inc., senior sub. note, 10.375%, 5/01/07         300,000         301,500
Lockheed Martin Corp., 8.50%, 12/01/29 .............................         500,000         492,390
                                                                                          ----------
                                                                                             793,890
                                                                                          ----------
ENERGY MINERALS 1.2%
Pioneer Natural Resource, senior note, 9.625%, 4/01/10 .............         300,000         306,750
                                                                                          ----------
FINANCE 5.6%
Bankers Trust Corp., debenture, 9.00%, 8/01/01 .....................          35,000          35,646
First Chicago NBD Corp., sub. note, 7.625%, 1/15/03 ................         291,000         289,194
Fleetboston Finl. Corp., sub note, 9.90%, 6/15/01 ..................          55,000          56,421
Ford Motor Credit Co., 6.84%, 7/10/01 ..............................          25,000          24,841
Ford Motor Credit Co., 6.03%, 8/13/01 ..............................          20,000          19,673
HMH Properties Inc., senior secured note, B, 7.875%, 8/01/08 .......         300,000         261,750
Paine Webber Group Inc., senior note, 6.55%, 4/15/08 ...............         150,000         134,459
Societe Generale-New York, sub. note, 7.40%, 6/01/06 ...............         300,000         291,688
Sovereign Bancorp, senior note, 10.50%, 11/15/06 ...................         300,000         295,500
                                                                                          ----------
                                                                                           1,409,172
                                                                                          ----------
HEALTH TECHNOLOGY 1.1%
Fresenius Medical Care Capital Trust I, 9.00%, 12/01/06 ............         300,000         283,500
                                                                                          ----------
INDUSTRIAL SERVICES 2.0%
Allied Waste North America Inc., senior note, B, 7.875%, 1/01/09 ...         300,000         223,500
Waste Management Inc., 7.125%, 6/15/01 .............................         285,000         276,601
                                                                                          ----------
                                                                                             500,101
                                                                                          ----------
MISCELLANEOUS .4%
CBS Corp., 8.875%, 6/01/01 .........................................          95,000          96,371
                                                                                          ----------
PROCESS INDUSTRIES 1.2%
Lyondell Chemical Co., 9.875%, 5/01/07 .............................         300,000         295,500
                                                                                          ----------
RETAIL TRADE 1.8%
Sears Roebuck Acceptance, 7.13%, 6/26/01 ...........................         445,000         442,290
                                                                                          ----------

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2000 (UNAUDITED) (CONT.)

                                                                                  PRINCIPAL
FRANKLIN BOND FUND                                                                AMOUNT(a)         VALUE
-----------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
CORPORATE BONDS (CONT.)
TRANSPORTATION 1.3%
Gearbulk Holding Ltd., senior note, 11.25%, 12/01/04 (Bermuda) ............      $  100,000      $  100,500
Sea Containers Ltd., senior note, 10.75%, 10/15/06 ........................         300,000         225,000
                                                                                                 ----------
                                                                                                    325,500
                                                                                                 ----------
UTILITIES 5.3%
CMS Energy Corp., senior note, 7.50%, 1/15/09 .............................         300,000         264,000
Duquesne Light Co., 6.625%, 6/15/04 .......................................         300,000         291,996
McLeodusa Inc., 8.125%, 2/15/09 ...........................................         300,000         267,000
Sprint Capital Corp., 6.875%, 11/15/28 ....................................         500,000         436,160
Virginia Electric Power, 6.30%, 6/21/01 ...................................          90,000          88,922
                                                                                                 ----------
                                                                                                  1,348,078
                                                                                                 ----------
TOTAL CORPORATE BONDS (COST $8,019,288) ...................................                       7,584,011
                                                                                                 ----------
ASSET BACKED SECURITIES 16.8%
Advanta Mortgage Loan Trust, 7.05%, 5/25/21 ...............................          39,229          39,060
Centex Home Equity, 5.91%, 4/25/19 ........................................         242,636         240,116
Champion Home Equity Loan Trust, 7.72%, 5/25/29 ...........................         850,000         829,859
Countrywide Asset-backed Certificates, 6.78%, 11/25/27 ....................         500,000         473,628
Green Tree Financial Corp., 7.68%, 7/01/30 ................................       1,000,000         917,405
Green Tree Financial Corp., 6.80%, 12/01/30 ...............................         400,000         352,250
Green Tree Financial Corp., 8.37%, 2/01/31 ................................         500,000         440,547
Saxon Asset Securities Trust, 6.365%, 10/25/13 ............................         296,326         294,356
Saxon Asset Securities Trust, 7.00%, 3/25/27 ..............................         552,000         526,084
Saxon Asset Securities Trust, 6.93%, 1/25/30 ..............................         150,000         135,294
                                                                                                 ----------
TOTAL ASSET BACKED SECURITIES (COST $4,413,539) ...........................                       4,248,599
                                                                                                 ----------
COMMERCIAL MORTGAGE BACKED SECURITIES 7.5%
Bear Stearns Commercial Mortgage Securities, 1998-C1 CL A1, 6.34%, 10/16/07         377,765         358,051
JP Morgan Commercial Mortgage Finance Corp., 8.119%, 10/15/32 .............         600,000         606,118
Morgan Stanley Capital I, 7.12%, 1/15/08 ..................................       1,000,000         929,265
                                                                                                 ----------
TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (COST $1,925,117) .............                       1,893,434
                                                                                                 ----------
MORTGAGE BACKED SECURITIES 54.8%
15-YEAR MORTGAGE BACKED SECURITIES 4.4%
FNMA, 5.50%, 1/01/14 ......................................................         457,944         420,266
FNMA, 6.50%, 6/01/15 ......................................................         322,094         330,601
GNMA, SF, 7.00%, 2/15/09 ..................................................         364,233         360,160
                                                                                                 ----------
                                                                                                  1,111,027
                                                                                                 ----------
30-YEAR MORTGAGE BACKED SECURITIES 42.0%
(c)FHLMC, 7.50%, 5/01/29 ..................................................         808,486         792,064
   FNMA, 7.807%, 9/01/19 ..................................................         396,677         401,001
(c)FNMA, 6.00%, 5/01/29 ...................................................       1,000,000         906,250
(c)FNMA, 6.50%, 5/01/29 ...................................................       1,994,000       1,860,651
(c)FNMA, 7.00%, 5/01/29 ...................................................       1,500,000       1,435,313
(c)FNMA, 8.00%, 5/01/30 ...................................................       1,000,000         998,438
   FNMA, ARM, 7.437%, 12/01/24 ............................................         480,506         482,446

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2000 (UNAUDITED) (CONT.)

                                                                           PRINCIPAL
FRANKLIN BOND FUND                                                         AMOUNT(a)          VALUE
------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
MORTGAGE BACKED SECURITIES (CONT.)
30-YEAR MORTGAGE BACKED SECURITIES (CONT.)
   GNMA II, 6.00%, 3/20/28 .........................................      $   457,840      $   414,390
   GNMA, ARM, 7.375%, 1/20/23 ......................................          672,669          678,620
   GNMA, ARM, 7.125%, 10/20/26 .....................................           89,412           90,260
   GNMA, SF, 7.00%, 10/15/27 .......................................          476,102          458,574
(c)GNMA, SF, 6.50%, 5/01/29 ........................................          708,656          663,922
(c)GNMA, SF, 7.50%, 5/01/29 ........................................          430,000          422,744
(c)GNMA, SF, 8.00%, 5/01/29 ........................................        1,000,000        1,002,188
                                                                                           -----------
                                                                                            10,606,861
                                                                                           -----------
ADJUSTABLE RATE MORTGAGE SECURITIES 8.4%
Prudential Home Mortgage Securities, 7.265%, 7/25/18 ...............        1,265,470        1,245,697
Saxon Mortgage Securities Corp., 8.846%, 5/25/24 ...................          126,320          131,255
Structured Asset Securities Corp., 7.274%, 11/15/26 ................          751,415          751,885
                                                                                           -----------
                                                                                             2,128,837
                                                                                           -----------
TOTAL MORTGAGE BACKED SECURITIES (COST $14,158,866) ................                        13,846,725
                                                                                           -----------
OTHER GOVERNMENT AND AGENCY SECURITIES 4.2%
FNMA, 5.75%, 4/15/03 ...............................................          500,000          480,733
Tennessee Valley Authority, 5.28%, 9/14/01 .........................          600,000          586,945
                                                                                           -----------
TOTAL OTHER GOVERNMENT AND AGENCY SECURITIES (COST $1,086,154) .....                         1,067,678
                                                                                           -----------
FOREIGN GOVERNMENT AND AGENCY SECURITIES 2.3%
Republic of Argentina, Bonos Del Tesoro, 8.75%, 5/09/02 (Argentina)           250,000          242,428
Republic of Turkey, Reg S, 10.00%, 9/19/07 (Turkey) ................          350,000          344,750
                                                                                           -----------
TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES (COST $578,900) .....                           587,178
                                                                                           -----------
ZERO COUPON BOND .9%
Charter Communications Holdings LLC, senior disc. note, zero cpn. to
4/01/04, 9.92% thereafter, 4/01/11 (Cost $277,756) .................          400,000          221,000
                                                                                           -----------
TOTAL LONG TERM INVESTMENTS (COST $30,459,620) .....................                        29,448,625
                                                                                           -----------
SHORT TERM INVESTMENTS 10.3%
CONSUMER DURABLES .8%
Mattel Inc., 6.75%, 5/15/00 ........................................          200,000          200,218
                                                                                           -----------
CONSUMER SERVICES .1%
Viacom Inc, senior note, 5.875%, 7/15/00 ...........................           15,000           15,009
                                                                                           -----------
ELECTRONIC TECHNOLOGY .5%
Raytheon Co., 6.30%, 8/15/00 .......................................           50,000           49,964
Raytheon Co., 5.95%, 3/15/01 .......................................           70,000           69,050
                                                                                           -----------
                                                                                               119,014
                                                                                           -----------
ENERGY MINERALS .1%
BP America Inc., debenture, 8.50%, 4/15/01 .........................           37,000           37,466
                                                                                           -----------
FINANCE 4.4%
American Express Credit Corp., senior note, 6.50%, 8/01/00 .........           50,000           50,009
Associates Corp. NA, 6.00%, 6/15/00 ................................           10,000            9,999


FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2000 (UNAUDITED) (CONT.)

                                                                    PRINCIPAL
FRANKLIN BOND FUND                                                  AMOUNT(a)         VALUE
---------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS (CONT.)
FINANCE (CONT.)
Associates Corp. NA, 6.70%, 5/29/01 .........................      $   10,000      $    9,930
Bank of America Corp., sub. note, 9.75%, 7/01/00 ............          10,000          10,055
Bank of America Corp., sub. note, 9.70%, 8/01/00 ............           5,000           5,035
Bankers Trust Corp., sub. debenture, 9.50%, 6/14/00 .........          10,000          10,036
Bankers Trust Corp., sub. debenture, 9.40%, 3/01/01 .........          35,000          35,572
Bear Stearns Co., Inc., senior note, 5.75%, 2/15/01 .........          45,000          44,516
Chrysler Financial Co., LLC, 5.875%, 2/07/01 ................         213,000         211,045
Chrysler Financial Co., LLC, 6.34%, 3/26/01 .................          11,000          10,917
Dillard Investment, debenture, 9.25%, 2/01/01 ...............          50,000          50,713
Ford Motor Credit Co., 5.90%, 2/23/01 .......................          10,000           9,909
Ford Motor Credit Co., 6.57%, 3/27/01 .......................          70,000          69,657
General Electric Capital Corp., debenture, 8.375%, 3/01/01 ..          25,000          25,268
International Lease Finance Corp., debenture, 8.875%, 4/15/01          45,000          45,603
Lehman Brothers Holdings, 6.50%, 7/18/00 ....................          10,000           9,993
Lehman Brothers Holdings, medium term note, 6.00%, 2/26/01 ..         268,000         265,111
Mellon Funding Corp., senior note, 6.30%, 6/01/00 ...........          15,000          15,006
Merrill Lynch & Co., 6.70%, 8/01/00 .........................          60,000          60,007
Merrill Lynch & Co., 6.02%, 5/11/01 .........................          19,000          18,785
Morgan Stanley Dean Witter, 6.75%, 8/15/00 ..................          25,000          25,006
Morgan Stanley Dean Witter, senior note, 5.25%, 2/08/01 .....          25,000          24,665
Morgan Stanley Dean Witter, senior note, 6.09%, 3/09/01 .....          15,000          14,835
Republic NY Corp., debenture, 8.875%, 2/01/01 ...............          25,000          25,319
Salomon Inc., Smith Barney Hld., senior note, 9.25%, 5/01/01           35,000          35,681
Travelers Property Casualty, 6.75%, 4/15/01 .................          22,000          21,922
Wells Fargo Company, 5.625%, 2/05/01 ........................          15,000          14,848
                                                                                   ----------
                                                                                    1,129,442
                                                                                   ----------
MISCELLANEOUS .1%
PNC Funding Corp., sub. note, 9.875%, 3/01/01 ...............          15,000          15,306
                                                                                   ----------
PRODUCER MANUFACTURING .3%
Tyco International Ltd., senior note, 8.25%, 8/01/00 ........          75,000          75,162
                                                                                   ----------
RETAIL TRADE 1.6%
Penney (J.C.) Co. Inc., 6.375%, 9/15/00 .....................         310,000         306,795
Sears Roebuck Acceptance, 6.18%, 12/01/00 ...................          10,000           9,938
Target Corp., debenture, 10.00%, 12/01/00 ...................          40,000          40,693
Target Corp., debenture, 9.40%, 2/15/01 .....................          42,000          42,724
                                                                                   ----------
                                                                                      400,150
                                                                                   ----------
TRANSPORTATION 2.3%
Consolidated Rail Corp., debenture, 9.75%, 6/01/00 ..........         500,000         501,655
CSX Transportation, 8.80%, 5/15/00 ..........................          10,000          10,015
Norfolk Southern Corp., 6.70%, 5/01/00 ......................          35,000          35,000
Union Pacific Corp., 7.00%, 6/15/00 .........................          25,000          25,038
                                                                                   ----------
                                                                                      571,708
                                                                                   ----------

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2000 (UNAUDITED) (CONT.)

                                                                                              PRINCIPAL
FRANKLIN BOND FUND                                                                            AMOUNT(a)            VALUE
---------------------------------------------------------------------------------------------------------------------------
 SHORT TERM INVESTMENTS (CONT.)
 UTILITIES .1%
 GTE California Inc., debenture, 5.625%, 2/01/01 .....................................      $     15,000       $     14,876
 Northwestern Bell Telephone, debenture, 9.50%, 5/01/00 ..............................            10,000             10,000
                                                                                                               ------------
                                                                                                                     24,876
                                                                                                               ------------
 TOTAL SHORT TERM INVESTMENTS (COST $2,593,295) ......................................                            2,588,351
                                                                                                               ------------
 TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS (COST $33,052,915) ..................                            32,036,976
(b)REPURCHASE AGREEMENT 1.7%
 Joint Repurchase Agreement, 5.706%, 5/01/00 (Maturity Value $431,942) (COST $431,737)           431,737            431,737
  Banc of America Securities LLC
  Barclays Capital Inc.
  Bear, Stearns & Co. Inc.
  Chase Securities Inc.
  Donaldson, Lufkin & Jenrette Securities Corp.
  Dresdner Kleinwort Benson, North America LLC
  Lehman Brothers Inc.
  Nesbitt Burns Securities Inc.
  Paine Webber Inc.
  Paribas Corporation
  Societe Generale
  Warburg Dillon Read LLC
   Collateralized by U.S. Treasury Bills & Notes
                                                                                                               ------------
 TOTAL INVESTMENTS (COST $33,484,652) 128.6% .........................................                           32,468,713
 OTHER ASSETS, LESS LIABILITIES (28.6%) ..............................................                           (7,217,615)
                                                                                                               ------------
 NET ASSETS 100.0% ...................................................................                         $ 25,251,098
                                                                                                               ------------

(a)Securities denominated in U.S. dollars unless otherwise indicated.
(b)Investment is through participation in a joint account with other funds managed by the investment advisor. At April 30, 2000, all repurchase agreements had been entered into on April 28, 2000.
(c)Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.


                     See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES
APRIL 30, 2000 (UNAUDITED)

                                                                                                    FRANKLIN
                                                                                                   ADJUSTABLE
                                                                                                 U.S. GOVERNMENT        FRANKLIN
                                                                                                 SECURITIES FUND        BOND FUND
                                                                                                 ----------------------------------
Assets:
 Investments in securities:
   Cost ....................................................................................       $268,592,809         $33,484,652
                                                                                                 ----------------------------------
   Value ...................................................................................        247,775,911          32,468,713
 Cash ......................................................................................                 --           1,008,214
 Receivables:
   Capital shares sold .....................................................................          1,133,156               1,031
   Dividends and interest ..................................................................                 --             380,480
   Affiliates ..............................................................................                 --               1,947
                                                                                                 ----------------------------------
     Total assets ..........................................................................        248,909,067          33,860,385
                                                                                                 ----------------------------------
Liabilities:
 Payables:
   Investment securities purchased .........................................................            831,386           8,524,449
   Capital shares redeemed .................................................................          2,226,420              83,572
   Affiliates ..............................................................................             52,724                  --
   Shareholders ............................................................................            260,367               1,266
 Other liabilities .........................................................................              1,890                  --
                                                                                                 ----------------------------------
      Total liabilities ....................................................................          3,372,787           8,609,287
                                                                                                 ----------------------------------
        Net assets, at value ...............................................................       $245,536,280         $25,251,098
                                                                                                 ----------------------------------
Net assets consist of:
 Undistributed net investment income .......................................................       $    888,047         $    49,650
 Net unrealized depreciation ...............................................................        (20,816,898)         (1,015,939)
 Accumulated net realized loss .............................................................        (90,113,602)         (1,856,749)
 Capital shares ............................................................................        355,578,733          28,074,136
                                                                                                 ----------------------------------
        Net assets, at value ...............................................................       $245,536,280         $25,251,098
                                                                                                 ----------------------------------
CLASS A:
 Net assets, at value ......................................................................       $245,536,280         $12,377,221
                                                                                                 ----------------------------------
 Shares outstanding ........................................................................         26,458,203           1,331,645
                                                                                                 ----------------------------------
 Net asset value per share* ..............................................................         $       9.28         $      9.29
                                                                                                 ----------------------------------
 Maximum offering price per share (net asset value per share / 97.75%, 95.75%, respectively)       $       9.49         $      9.70
                                                                                                 ----------------------------------
ADVISOR CLASS:
 Net assets, at value ......................................................................                 --         $12,873,877
                                                                                                 ----------------------------------
 Shares outstanding ........................................................................                 --           1,383,608
                                                                                                 ----------------------------------
 Net asset value and maximum offering price per share ......................................                 --         $      9.30
                                                                                                 ----------------------------------

*Redemption price is equal to net asset value less any applicable contingent deferred sales charge.


                       See notes to financial statements.


FRANKLIN INVESTORS SECURITIES TRUST
Financial Statements (continued)

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2000 (UNAUDITED)

                                                                   FRANKLIN
                                                                  ADJUSTABLE
                                                                U.S. GOVERNMENT      FRANKLIN
                                                                SECURITIES FUND      BOND FUND
                                                                -------------------------------
Investment income:
 Dividends .................................................      $ 7,523,309       $        --
 Interest ..................................................               --           921,312
                                                                -------------------------------
     Total investment income ...............................        7,523,309           921,312
                                                                -------------------------------
Expenses:
 Management fees (Note 3) ..................................               --            48,610
 Administrative fees (Note 3) ..............................          131,730            22,962
 Distribution fees-Class A (Note 3) ........................          328,956            12,766
 Transfer agent fees (Note 3) ..............................          172,672             4,532
 Custodian fees ............................................              284               303
 Reports to shareholders ...................................           28,182             1,935
 Registration and filing fees ..............................           28,442             4,417
 Professional fees (Note 3) ................................            9,365             1,560
 Trustees' fees and expenses ...............................            7,972               593
 Other .....................................................              586             3,157
                                                                -------------------------------
     Total expenses ........................................          708,189           100,835
     Expenses waived/paid by affiliate (Note 3) ............               --           (59,481)
                                                                -------------------------------
       Net expenses ........................................          708,189            41,354
                                                                -------------------------------
         Net investment income .............................        6,815,120           879,958
                                                                -------------------------------
Realized and unrealized gains (losses):
 Net realized loss from investments ........................       (1,573,691)         (181,144)
 Net unrealized appreciation (depreciation) from investments          696,309          (415,413)
                                                                -------------------------------
Net realized and unrealized loss ...........................         (877,382)         (596,557)
                                                                -------------------------------
Net increase in net assets resulting from operations .......      $ 5,937,738       $   283,401
                                                                -------------------------------


                     See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2000 (UNAUDITED)
AND THE YEAR ENDED OCTOBER 31, 1999

                                                                 FRANKLIN ADJUSTABLE
                                                           U.S. GOVERNMENT SECURITIES FUND               FRANKLIN BOND FUND
                                                          ------------------------------------------------------------------------
                                                           SIX MONTHS             YEAR           SIX MONTHS             YEAR
                                                              ENDED               ENDED             ENDED               ENDED
                                                          APRIL 30, 2000    OCTOBER 31, 1999    APRIL 30, 2000    OCTOBER 31, 1999
                                                          ------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ............................      $   6,815,120      $  13,753,864      $     879,958      $   2,191,713
  Net realized loss from investments ...............         (1,573,691)        (2,239,106)          (181,144)        (1,669,242)
  Net unrealized appreciation (depreciation)
   on investments ..................................            696,309            168,036           (415,413)          (906,443)
                                                          ------------------------------------------------------------------------
     Net increase (decrease) in net assets resulting
      from operations ..............................          5,937,738         11,682,794            283,401           (383,972)
  Distributions to shareholders from:
   Net investment income:
     Class A .......................................         (6,658,676)       (13,725,049)          (447,918)          (403,205)
     Advisor Class .................................                 --                 --           (588,578)        (1,804,997)
   Net realized gains:
     Class A .......................................                 --                 --                 --            (23,840)
     Advisor Class .................................                 --                 --                 --           (158,045)
                                                          ------------------------------------------------------------------------
  Total distributions to shareholders ..............         (6,658,676)       (13,725,049)        (1,036,496)        (2,390,087)
  Capital share transactions: (Note 2)
     Class A .......................................        (36,427,613)       (13,570,505)         4,831,348          4,122,424
     Advisor Class .................................                 --                 --          1,204,416        (17,200,522)
                                                          ------------------------------------------------------------------------
  Total capital share transactions .................        (36,427,613)       (13,570,505)         6,035,764        (13,078,098)
       Net increase (decrease) in net assets .......        (37,148,551)       (15,612,760)         5,282,669        (15,852,157)
  Net assets
   Beginning of period .............................        282,684,831        298,297,591         19,968,429         35,820,586
                                                          ------------------------------------------------------------------------
   End of period ...................................      $ 245,536,280      $ 282,684,831      $  25,251,098      $  19,968,429
                                                          ------------------------------------------------------------------------
  Undistributed net investment income included in
    net assets:
     End of period .................................      $     888,047      $     731,603      $      49,650      $     206,188
                                                          ------------------------------------------------------------------------


                       See notes to financial statements.


FRANKLIN INVESTORS SECURITIES TRUST
Financial Statements (continued)

STATEMENT OF CASH FLOWS
FOR THE PERIOD ENDED APRIL 30, 2000 (UNAUDITED)

                                                                                  FRANKLIN
                                                                                  BOND FUND
                                                                                  ---------
Cash flow from operating activities:
 Interest received .......................................................      $     742,535
 Operating expenses paid .................................................           (110,368)
                                                                                -------------
     Cash provided - operations ..........................................            632,167
                                                                                -------------
Cash flow from investing activities:
 Investment purchases ....................................................       (237,252,815)
 Investment sales and maturities .........................................        232,546,766
 Net payments for futures contracts (Note 1) .............................             (5,915)
                                                                                -------------
     Cash used - investments .............................................         (4,711,964)
                                                                                -------------
Cash flow from financing activities:
 Proceeds from shares sold ...............................................          8,204,339
 Payment on shares redeemed ..............................................         (2,859,983)
 Distributions to shareholders ...........................................           (308,016)
 Net dollar roll transactions (Note 1) ...................................             51,671
                                                                                -------------
     Cash provided - financing ...........................................          5,088,011
                                                                                -------------
Net change in cash .......................................................          1,008,214
Cash at beginning of period ..............................................                 --
                                                                                -------------
Cash at end of period ....................................................      $   1,008,214
                                                                                -------------

RECONCILIATION OF NET INVESTMENT INCOME TO NET CASH PROVIDED BY OPERATIONS
FOR THE PERIOD ENDED APRIL 30, 2000

Net investment income ....................................................      $     879,958
 Amortization income .....................................................            (30,011)
 Net dollar roll transactions (Note 1) ...................................            (51,671)
 Decrease in dividends and interest receivable ...........................            (97,095)
 Decrease in other liabilities ...........................................            (69,014)
                                                                                -------------
Cash provided - operations ...............................................      $     632,167
                                                                                -------------

                     See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS (unaudited)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Investors Securities Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of six separate series. All Funds included in this report (the Funds) are diversified. The Funds' investment objective is to provide high level current income.

The Franklin Adjustable U.S. Government Securities Fund invests substantially all of its assets in the U.S. Government Adjustable Rate Mortgage Portfolio (the Portfolio), which is registered under the Investment Company Act of 1940 as a diversified, open-end investment company having the same investment objectives as the Fund. The financial statements of the Portfolio, including the Statement of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The following summarizes the Funds' significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

The Franklin Adjustable U.S. Government Securities Fund holds portfolio shares that are valued at their proportionate interest in the net asset values of the Portfolio. At April 30, 2000 the Franklin Adjustable U.S. Government Securities Fund owns 100% of the Portfolio.

b. MORTGAGE DOLLAR ROLLS:

The Fund may enter into dollar roll transactions under which it may sell mortgage-backed securities and agree to repurchase mortgage-backed securities at an agreed upon price in the future. When the repurchased securities are substantially similar to those sold, the transaction is accounted for as a financing transaction and any gain or loss is deferred until the disposition of the repurchased security. If the securities repurchased are not substantially similar to those sold, the transaction is accounted for as a sale and subsequent purchase, and any gain or loss is realized at the commencement of the dollar roll transaction.

c. FUTURES CONTRACT:

The Franklin Bond Fund may enter into futures contracts and options on futures contracts to hedge the risk of changes in interest rates. Required initial margin deposits of cash or securities are maintained by the Fund's custodian in segregated accounts as disclosed in the Statement of Investments. Subsequent payments, known as variation margin, are made or received by the Fund depending on the daily fluctuations in the value of the underlying securities. Such variation margin is accounted for as unrealized gains or losses until the contract is closed, at which time the gains or losses are reclassified to realized. Realized and unrealized gains and losses are included in the Statement of Operations.

d. INCOME TAXES:

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

FRANKLIN INVESTORS SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount is amortized on an income tax basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

f. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

        FUND                                                          CLASS
        -------------------------------------------------------------------

        Franklin Adjustable U.S. Government Securities Fund          A
        Franklin Bond Fund                                           A & Advisor

At April 30, 2000, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Funds' shares were as follows:

                                                            FRANKLIN ADJUSTABLE
                                                        U.S. GOVERNMENT SECURITIES FUND                FRANKLIN BOND FUND
                                                      ------------------------------------------------------------------------
                                                         SHARES              AMOUNT                 SHARES              AMOUNT
                                                      ------------------------------------------------------------------------
CLASS A SHARES:
Six months ended April 30, 2000
 Shares sold ..................................         10,234,442       $  94,998,976             728,265       $   6,870,533
 Shares issued in reinvestment of distributions            440,729           4,081,170              26,563             249,621
 Shares redeemed ..............................        (14,605,565)       (135,507,759)           (241,880)         (2,288,806)
                                                      ------------------------------------------------------------------------
Net increase (decrease) .......................         (3,930,394)      $ (36,427,613)            512,948       $   4,831,348
                                                      ------------------------------------------------------------------------
Year ended October 31, 1999
 Shares sold ..................................         24,552,970       $ 228,668,326             619,183       $   6,175,528
 Shares issued in reinvestment of distributions            902,518           8,389,289              19,877             195,826
 Shares issued on merger (a)...................          2,176,537          20,350,622                --                  --
 Shares redeemed ..............................        (29,098,204)       (270,978,742)           (228,647)         (2,248,930)
                                                      ------------------------------------------------------------------------
Net increase (decrease) .......................         (1,466,179)      $ (13,570,505)            410,413       $   4,122,424
                                                      ------------------------------------------------------------------------

FRANKLIN INVESTORS SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)


2. SHARES OF BENEFICIAL INTEREST (cont.)

                                                             FRANKLIN BOND FUND
                                                       -----------------------------
                                                           SHARES             AMOUNT
                                                       -----------------------------
ADVISOR CLASS
Six months ended April 30, 2000
 Shares sold ..................................           139,949       $  1,332,480
 Shares issued in reinvestment of distributions            50,823            478,859
 Shares redeemed ..............................           (64,563)          (606,923)
                                                       -----------------------------
Net increase ..................................           126,209       $  1,204,416
                                                       -----------------------------
Year ended October 31, 1999
 Shares sold ..................................           749,605       $  7,643,339
 Shares issued in reinvestment of distributions           178,319          1,787,167
 Shares redeemed ..............................        (2,713,667)       (26,631,028)
                                                       -----------------------------
Net decrease ..................................        (1,785,743)      $(17,200,522)
                                                       -----------------------------

(a)During the year ended October 31, 1999, the Adjustable U.S. Government Securities Fund acquired the net assets of the Franklin Adjustable Rate Securities Fund pursuant to a plan of reorganization approved by the Fund's shareholders.


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Funds are also officers and/or directors of the following entities:


ENTITY                                                           AFFILIATION
---------------------------------------------------------------------------------------------------------------
Franklin Advisers Inc. (Advisers)                                Investment Manager
Franklin Templeton Services Inc. (FT Services)                   Administrative Manager
Franklin/Templeton Investor Services Inc. (Investor Services)    Transfer Agent
Franklin/Templeton Distributors Inc. (Distributors)              Principal Underwriter
Templeton Investment Counsel Inc. (TICI)                         Investment Manager
The U.S. Government Adjustable Rate Mortgage Portfolio           The fund in which the Franklin Adjustable U.S.
                                                                 Government Securities Fund invests.

The Franklin Bond Fund pays an investment management fee to Advisers of .425% of the first $500 million of the Fund's average daily net assets. Fees are further reduced on net assets over $500 million.

The Franklin Bond Fund pays an administrative fee to FT Services of .20% per year of the Fund's average daily net assets.

The Franklin Adjustable U.S. Government Securities Fund pays an administrative fee to Advisers based on the average daily net assets of the Fund, as follows:

       ANNUALIZED
        FEE RATE         NET ASSETS
       --------------------------------------------------------------

         .10%            First $5 billion
         .09%            Over $5 billion, up to including $10 billion
         .08%            Over $10 billion


FRANKLIN INVESTORS SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)


3. TRANSACTIONS WITH AFFILIATES (cont.)

Under a subadvisory agreement, TICI provides subadvisory services to the Franklin Bond Fund, and receives from Advisers fees based on the month end net assets of the Fund.

Advisers agreed in advance to waive management fees and assume payment of other expenses for the Franklin Bond Fund as noted in the Statement of Operations.

The Funds reimburse Distributors up to 0.25% per year of their average daily net assets of Class A for costs incurred in marketing the Funds' shares.

Distributors paid net commissions on sales of the Funds' shares, and received contingent deferred sales charges for the period as follows:


                                                 FRANKLIN
                                                ADJUSTABLE
                                              U.S. GOVERNMENT        FRANKLIN
                                              SECURITIES FUND        BOND FUND
        ----------------------------------------------------------------------

        Net Commissions paid ...............      $43,352            $24,155
        Contingent deferred sales charges ..      $28,347            $ --

The Funds paid transfer agent fees of $177,204 of which $125,081 was paid to Investor Services.

At April 30, 2000, Advisers and/or investment companies managed by Advisers owned 60.1% of the net assets of the Franklin Bond Fund.

Included in professional fees are legal fees of $4,964 that were paid to a law firm in which a partner is an officer of the Funds.


4. INCOME TAXES

At October 31, 1999, the Funds had tax basis capital losses, which may be carried over to offset future capital gains. The Franklin Adjustable U.S. Government Securities Fund includes $822,194 from the merged Franklin Adjustable Rate Securities Fund. Such losses expire as follows:

                                                      FRANKLIN
                                                     ADJUSTABLE
                                                   U.S. GOVERNMENT        FRANKLIN
                                                   SECURITIES FUND        BOND FUND
                                                   --------------------------------
        Capital loss carryovers expiring in:
         2000 .................................     $ 1,925,614          $  --
         2001 .................................       7,701,615             --
         2002 .................................      42,220,363             --
         2003 .................................      18,463,010             --
         2004 .................................       8,807,294             --
         2005 .................................       4,580,551             --
         2006 .................................       2,585,375             --
         2007 .................................       1,456,300           1,794,250
                                                   --------------------------------
                                                    $87,740,122          $1,794,250
                                                   --------------------------------


FRANKLIN INVESTORS SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

4. INCOME TAXES (cont.)

Net realized capital losses differ for financial statement and tax purposes primarily due to differing treatments of wash sales and mortgage dollar roll transactions.

At April 30, 2000, the net unrealized depreciation based on the cost of investments for income tax purposes was as follows:

                                                      FRANKLIN
                                                     ADJUSTABLE
                                                   U.S. GOVERNMENT        FRANKLIN
                                                   SECURITIES FUND        BOND FUND
                                                   ---------------------------------
Investments at cost .........................      $ 269,392,598       $  33,484,652
                                                   ---------------------------------
Unrealized appreciation .....................      $        --         $      41,173
Unrealized depreciation .....................        (21,616,687          (1,057,112)
                                                   ---------------------------------
Net unrealized depreciation .................      $ (21,616,687)      $  (1,015,939)
                                                   ---------------------------------

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended April 30, 2000 were as follows:

                                                      FRANKLIN
                                                     ADJUSTABLE
                                                   U.S. GOVERNMENT        FRANKLIN
                                                   SECURITIES FUND        BOND FUND
                                                   ---------------------------------
        Purchases ..........................       $51,726,295           $13,044,502
        Sales ..............................       $84,968,442           $ 6,252,241


6. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

The Franklin Bond Fund had been a party to financial instruments with off-balance-sheet risk, primarily financial future contracts in order to minimize the impact on the Fund from adverse changes in interest rates.

A financial futures contract is an agreement between parties to buy or sell a security for a set price on a future date. The use of futures transactions involves risk of imperfect correlation in movements in the price of future contracts, interest rates, and the underlying hedged assets.

As of April 30, 2000, the Bond Fund has no futures contract outstanding.


7. CREDIT RISK

The Franklin Bond Fund has 12.0% of its portfolio invested in lower rated and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

The Franklin Bond Fund has investments in excess of 10% of its total net assets in the finance industry. Such concentration may subject the Fund more significantly to economic changes occurring within that industry.

ADJUSTABLE RATE SECURITIES PORTFOLIOS
FINANCIAL HIGHLIGHTS

U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO


                                                  SIX MONTHS ENDED                     YEAR ENDED OCTOBER 31,
                                                   APRIL 30, 2000   ------------------------------------------------------------
                                                    (UNAUDITED)         1999        1998          1997         1996         1995
                                                   -----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........    $    9.31        $   9.37      $   9.48    $    9.37    $    9.33    $   9.19
                                                   -----------------------------------------------------------------------------
Income from investment operations:
 Net investment income (c).....................         .266            .496          .553         .593         .589        .572
 Net realized and unrealized gains (losses) ...        (.030)          (.060)        (.110)        .110         .040        .140
                                                   -----------------------------------------------------------------------------
Total from investment operations ..............         .236            .436          .443         .703         .629        .712
Less distributions from net investment income .        (.266)          (.496)        (.553)       (.593)       (.589)      (.572)
                                                   -----------------------------------------------------------------------------
Net asset value, end of period ................    $    9.28        $   9.31      $   9.37    $    9.48    $    9.37    $   9.33
                                                   -----------------------------------------------------------------------------
Total return (a)...............................         2.57%           4.77%         4.80%        7.74%        6.95%       7.99%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............    $ 247,736        $281,974      $302,434    $ 342,541    $ 406,431    $522,802
Ratios to average net assets:
 Expenses .....................................          .44%(b)         .43%          .26%         .25%         .25%        .18%
 Expenses excluding waiver and payments
  by affiliate ................................          .44%(b)         .43%          .43%         .43%         .42%        .43%
 Net investment income ........................         5.72%(b)        5.32%         5.88%        6.31%        6.31%       6.17%
Portfolio turnover rate .......................         5.93%          23.23%        38.92%       20.84%       24.63%      20.16%

(a)  Total return is not annualized for periods less than one year.

(b)  Annualized

(c)  Based on average shares outstanding effective year ended October 31, 1999.


                      See notes to financial statements.

ADJUSTABLE RATE SECURITIES PORTFOLIOS
STATEMENT OF INVESTMENTS, APRIL 30, 2000 (UNAUDITED)

                                                                                       PRINCIPAL
 U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO                                      AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS 95.6%
 U.S. GOVERNMENT AND AGENCY SECURITIES 94.4%
 FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) 14.7%
 Cap 11.253%, Margin 1.75% + CMT, Resets Annually, 7.00%, 11/01/16 ............      $ 2,590,443      $ 2,617,544
 Cap 12.012%, Margin 2.297% + 5CMT, Resets Annually, 7.858%, 5/01/26 ..........        3,700,821        3,742,083
 Cap 12.744%, Margin 2.00% + CMT, Resets Annually, 6.695%, 7/01/18 ............        1,673,718        1,711,607
 Cap 12.806%, Margin 2.23% + CMT, Resets Annually, 7.436%, 4/01/18 ............        3,953,396        4,055,121
 Cap 12.993%, Margin 1.743% + 6 Month TB, Resets Semi-Annually, 7.034%, 10/01/29         630,905          643,715
 Cap 13.006%, Margin 2.00% + CMT, Resets Annually, 7.203%, 9/01/19 ............        3,019,330        3,097,926
 Cap 13.156%, Margin 1.915% + CMT, Resets Annually, 7.194%, 12/01/16 ..........        1,643,561        1,678,509
 Cap 13.175%, Margin 2.233% + CMT, Resets Annually, 7.491%, 5/01/25 ...........        2,703,931        2,778,840
 Cap 13.246%, Margin 2.175% + CMT, Resets Annually, 7.321%, 10/01/18 ..........          814,344          840,879
 Cap 13.292%, Margin 2.115% + CMT, Resets Annually, 7.393%, 3/01/19 ...........        1,264,682        1,301,834
 Cap 13.366%, Margin 2.102% + CMT, Resets Annually, 7.674%, 3/01/18 ...........        2,595,442        2,634,751
 Cap 13.37%, Margin 2.04% + CMT, Resets Annually, 7.287%, 4/01/19 .............        4,856,584        4,954,794
 Cap 13.65%, Margin 2.249% + CMT, Resets Annually, 7.222%, 7/01/20 ............        2,753,290        2,861,884
 Cap 13.793%, Margin 2.214% + CMT, Resets Annually, 7.261%, 11/01/19 ..........        1,639,286        1,696,149
 Cap 14.307%, Margin 1.957% + 3CMT, Resets Every 3 Years, 7.777%, 12/01/21 ....          770,560          776,063
 Cap 14.90%, Margin 2.546% + CMT, Resets Annually, 8.366%, 2/01/19 ............        1,031,828        1,060,772
                                                                                                      -----------
                                                                                                       36,452,471
                                                                                                      -----------

 FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) 69.5%
 Cap 11.06%, Margin 1.98% + CMT, Resets Annually, 7.458%, 3/01/22 .............          444,719          458,458
 Cap 11.884%, Margin 2.211% + CMT, Resets Annually, 7.468%, 2/01/25 ...........        2,274,935        2,314,799
 Cap 11.94%, Margin 2.352% + CMT, Resets Annually, 6.944%, 9/01/29 ............        6,003,674        5,885,000
 Cap 11.966%, Margin 1.25% + COFI, Resets Monthly, 5.829%, 4/01/22 ............        4,861,685        4,741,073
 Cap 12.233%, Margin 1.70% + COFI, Resets Monthly, 6.292%, 1/01/19 ............        5,068,499        4,974,467
 Cap 12.435%, Margin 2.146% + CMT, Resets Annually, 6.480%, 8/01/29 ...........       10,519,000       10,256,680
 Cap 12.605%, Margin 2.536% + 6 Month DR, Resets Semi-Annually, 7.238%, 11/01/18       1,032,802        1,033,259
 Cap 12.637%, Margin 2.00% + NCI, Resets Annually, 6.502%, 11/01/17 ...........       10,068,937       10,055,948
 Cap 12.64%, Margin 2.00% + CMT, Resets Annually, 7.246%, 3/01/19 .............        1,601,704        1,653,568
 Cap 12.65%, Margin 1.75% + NCI, Resets Monthly, 6.375%, 10/01/28 .............          522,828          510,133
 Cap 12.66%, Margin 1.75% + 6 Month DR, Resets Semi-Annually, 6.851%, 1/01/19 .        4,881,010        4,984,730
 Cap 12.662%, Margin 1.25% + COFI, Resets Monthly, 6.867%, 1/01/19 ............        2,212,977        2,190,760
 Cap 12.705%, Margin 1.25% + COFI, Resets Monthly, 6.102%, 9/01/18 ............        8,397,797        8,129,739
 Cap 12.763%, Margin 1.25% + COFI, Resets Monthly, 6.145%, 6/01/20 ............        5,667,448        5,509,951
 Cap 12.787%, Margin 1.25% + COFI, Resets Monthly, 7.555%, 1/01/19 ............          314,249          313,646
 Cap 12.788%, Margin 2.11% + CMT, Resets Annually, 7.254%, 11/01/20 ...........        1,940,946        2,005,484
 Cap 12.804%, Margin 1.75% + CMT, Resets Annually, 6.932%, 5/01/19 ............        2,532,797        2,581,319
 Cap 12.84%, Margin 2.762% + 6 Month DR, Resets Semi-Annually, 7.393%, 6/01/17         1,478,918        1,543,993
 Cap 12.85%, Margin 1.97% + CMT, Resets Annually, 7.138%, 12/01/17 ............          612,949          627,577
 Cap 12.85%, Margin 2.078% + 5CMT, Resets Every 5 Years, 8.258%, 10/01/17 .....        1,657,877        1,691,786
 Cap 12.89%, Margin 2.125% + 6 Month DR, Resets Semi-Annually, 6.915%, 7/01/17         5,622,288        5,805,077
 Cap 12.938%, Margin 1.25% + COFI, Resets Monthly, 6.102%, 2/01/19 ............        2,980,947        2,885,796
 Cap 12.953%, Margin 2.125% + 6 Month TB, Resets Semi-Annually, 7.219%, 4/01/18          437,970          448,945
 Cap 12.993%, Margin 2.092% + CMT, Resets Annually, 7.40%, 12/01/19 ...........        1,522,234        1,573,602
 Cap 13.005%, Margin 1.97% + 3CMT, Resets Every 3 Years, 7.411%, 11/01/17 .....        2,379,941        2,394,753
 Cap 13.01%, Margin 2.10% + CMT, Resets Annually, 7.383%, 6/01/19 .............        2,526,369        2,611,202
 Cap 13.03%, Margin 1.25% + COFI, Resets Monthly, 6.896%, 2/01/20 .............        7,242,973        7,170,254

ADJUSTABLE RATE SECURITIES PORTFOLIOS
STATEMENT OF INVESTMENTS, APRIL 30, 2000 (UNAUDITED) (CONT.)

                                                                                       PRINCIPAL
U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO                                      AMOUNT             VALUE
-------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
U.S. GOVERNMENT AND AGENCY SECURITIES (CONT.)
FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) (CONT.)
Cap 13.03%, Margin 1.75% + 6 Month TB, Resets Semi-Annually, 7.09%, 12/01/20 ..      $  2,779,887      $  2,825,831
Cap 13.063%, Margin 2.175% + CMT, Resets Annually, 7.639%, 4/01/19 ............         3,573,280         3,648,139
Cap 13.083%, Margin 2.005% + CMT, Resets Annually, 7.052%, 6/01/19 ............         2,252,511         2,315,734
Cap 13.128%, Margin 2.02% + COFI, Resets Semi-Annually, 6.57%, 4/01/03 ........         2,854,089         2,808,131
Cap 13.147%, Margin 1.895% + CMT, Resets Annually, 6.911%, 4/01/19 ............         2,979,273         3,041,200
Cap 13.202%, Margin 2.478% + 6 Month DR, Resets Semi-Annually, 7.760%, 11/01/26         1,258,247         1,309,583
Cap 13.249%, Margin 2.00% + CMT, Resets Annually, 7.007%, 6/01/19 .............         1,641,235         1,684,379
Cap 13.281%, Margin 2.00% + CMT, Resets Annually, 7.205%, 10/01/19 ............         3,666,652         3,772,739
Cap 13.32%, Margin 1.25% + COFI, Resets Monthly, 7.285%, 4/01/03 ..............         2,733,936         2,720,157
Cap 13.452%, Margin 2.148% + CMT, Resets Annually, 7.360%, 9/01/22 ............         5,957,614         6,164,796
Cap 13.54%, Margin 1.25% + COFI, Resets Monthly, 6.151%, 8/01/26 ..............           682,113           663,637
Cap 13.563%, Margin 2.111% + CMT, Resets Annually, 6.989%, 8/01/20 ............         1,818,819         1,879,898
Cap 13.662%, Margin 2.177% + CMT, Resets Annually, 7.243%, 3/01/21 ............         2,287,842         2,377,747
Cap 13.791%, Margin 2.143% + CMT, Resets Monthly, 7.159%, 12/01/20 ............         3,808,766         3,934,938
Cap 13.797%, Margin 2.20% + CMT, Resets Annually, 7.962%, 3/01/19 .............         1,041,433         1,072,378
Cap 13.80%, Margin 0.94% + 6 Month DR, Resets Semi-Annually, 6.786%, 7/01/24 ..         3,490,724         3,492,766
Cap 13.847%, Margin 2.134% + 3CMT, Resets Every 3 Years, 8.138%, 3/01/22 ......           445,976           454,284
Cap 13.86%, Margin 1.842% + CMT, Resets Monthly, 6.933%, 8/01/16 ..............           137,906           140,363
Cap 13.875%, Margin 1.975% + CMT, Resets Annually, 7.812%, 3/01/18 ............           849,207           868,018
Cap 13.887%, Margin 2.25% + CMT, Resets Annually, 7.765%, 2/01/19 .............         1,773,670         1,826,425
Cap 13.896%, Margin 2.25% + CMT, Resets Annually, 7.552%, 12/01/18 ............         1,345,485         1,384,683
Cap 13.932%, Margin 1.992% + 3CMT, Resets Every 3 Years, 7.387%, 6/01/26 ......         3,562,038         3,583,561
Cap 14.069%, Margin 2.089% + CMT, Resets Annually, 7.241%, 1/01/19 ............         2,855,629         2,942,917
Cap 14.354%, Margin 2.07% + 5CMT, Resets Every 5 Years, 7.900%, 5/01/21 .......         4,308,569         4,362,595
Cap 14.42%, Margin 2.099% + CMT, Resets Annually, 7.161%, 3/01/20 .............         1,773,398         1,818,620
Cap 14.561%, Margin 2.199% + 3CMT, Resets Every 3 Years, 7.751%, 12/01/24 .....         4,020,366         4,060,619
Cap 14.68%, Margin 2.125% + 3CMT, Resets Every 3 Years, 7.817%, 8/01/22 .......         1,147,021         1,162,332
Cap 14.725%, Margin 2.42% + CMT, Resets Annually, 7.676%, 6/01/19 .............         3,531,526         3,631,051
Cap 14.804%, Margin 2.186% + 3CMT, Resets Every 3 Years, 7.464%, 12/01/17 .....         1,897,340         1,913,127
Cap 14.887%, Margin 1.72% + CMT, Resets Annually, 6.661%, 1/01/16 .............         4,204,365         4,269,593
Cap 14.952%, Margin 2.523% + CMT, Resets Annually, 7.525%, 5/01/19 ............         1,719,273         1,783,588
                                                                                                        -----------
                                                                                                        172,265,828
                                                                                                        -----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) 10.2%
Cap 10.00%, Margin 1.50% + CMT, Resets Annually, 6.375%, 1/20/24 ..............         3,417,583         3,439,751
Cap 10.50%, Margin 1.50% + CMT, Resets Annually, 6.75%, 9/20/22 ...............         4,128,090         4,158,032
Cap 11.00%, Margin 1.50% + CMT, Resets Annually, 6.375%, 5/20/17 ..............         2,162,931         2,177,001
Cap 11.00%, Margin 1.50% + CMT, Resets Annually, 7.125%, 11/20/23 .............         2,212,682         2,244,466
Cap 11.00%, Margin 2.50% + CMT, Resets Annually, 7.75%, 7/20/25 ...............         1,503,889         1,566,587
Cap 11.50%, Margin 1.50% + CMT, Resets Annually, 6.375%, 1/20/23 ..............        11,560,681        11,662,970
                                                                                                        -----------
                                                                                                         25,248,807
                                                                                                        -----------
TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (COST $237,425,115) ...............                         233,967,106
                                                                                                        -----------

ADJUSTABLE RATE SECURITIES PORTFOLIOS
STATEMENT OF INVESTMENTS, APRIL 30, 2000 (UNAUDITED) (CONT.)



                                                                                                    PRINCIPAL
 U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO                                                   AMOUNT            VALUE
-------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 MISCELLANEOUS MORTGAGE BACKED SECURITIES 1.2%
 Countrywide Mortgage Backed Securities, Inc., Series 1994-I, A8, 6.25%, 7/25/09 ..........      $    294,026     $     290,553
 Home Owners Federal Savings & Loan, Cap 13.00%, Margin 1.75%, Resets Monthly, 6.928%,
   1/25/18 ................................................................................           464,441           464,369
 RTC, Cap 12.39%, Margin 1.61% + 6 Month DR, Resets Semi-Annually, 7.037%, 1/25/25 ........           588,487           586,283
 Salomon Brothers Mortgage Securities VII, Cap 14.00%, Margin 0.96% + NACR, Resets
   Annually, 7.657%, 10/25/16 .............................................................           473,731           473,139
 Sears Mortgage Securities, Cap 12.34%, Margin 1.10% + COFI, Resets Monthly, 5.73%,
   7/25/21 ................................................................................           204,033           199,825
 Travelers Mortgage Services, Inc., Cap 13.95%, Margin 2.25% + CMT,  Resets Annually,
   7.425%, 12/25/18 .......................................................................           370,478           370,110
 Western Federal Savings and Loan Association, Cap 12.25%, Margin 0.75% + 1 Month LIBOR,
   Resets Monthly, 6.627%, 6/25/20 ........................................................           214,106           205,809
 Western Federal Savings and Loan Association, Cap 12.75%, Margin 0.75% + 1 Month LIBOR,
   Resets Monthly, 6.627%, 7/25/20 ........................................................           225,537           216,798
                                                                                                                   ------------
TOTAL MISCELLANEOUS MORTGAGE BACKED SECURITIES (COST $2,844,585) ..........................                           2,806,886
                                                                                                                   ============
TOTAL LONG TERM INVESTMENTS (COST $240,269,700) ...........................................                         236,773,992
                                                                                                                   ------------
(a) REPURCHASE AGREEMENT 3.2%
Joint Repurchase Agreement, 5.706%, 5/01/00 (Maturity Value $8,036,171) (COST $8,032,352)           8,032,352         8,032,352
  Banc of America Securities LLC
  Barclays Capital Inc.
  Bear, Stearns & Co. Inc.
  Chase Securities Inc.
  Donaldson, Lufkin & Jenrette Securities Corp.
  Dresdner Kleinwort Benson, North America LLC
  Lehman Government Securities
  Nesbitt Burns Securities Inc.
  Paine Webber Inc.
  Paribas Corporation
  Societe Generale
  Warburg Dillon Read LLC
   Collateralized by U.S. Treasury Bills and Notes
                                                                                                                   ------------
 TOTAL INVESTMENTS (COST $248,302,052) 98.8% ..............................................                         244,806,344
 OTHER ASSETS, LESS LIABILITIES 1.2% ......................................................                           2,929,230
                                                                                                                   ------------
 NET ASSETS 100.0% ........................................................................                        $247,735,574
                                                                                                                   ============

PORTFOLIO ABBREVIATIONS:
3CMT      - 3 Year Constant Maturity Treasury Index
5CMT      - 5 Year Constant Maturity Treasury Index
CMT       - 1 Year Constant Maturity Treasury Index
COFI      - Eleventh District Cost of Funds Index
DR        - Discount Rate
LIBOR     - London Interbank Offered Rate
NACR      - National Average Contract Rate
NCI       - National Median Cost of Funds Index
RTC       - Resolution Trust Corp.
TB        - Treasury Bill Rate

(a) Investment is through participation in a joint account with other funds managed by the investment advisor. At April 30, 2000, all repurchase agreements had been entered into on April 28, 2000.


                       See notes to financial statements.


ADJUSTABLE RATE SECURITIES PORTFOLIOS
U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2000 (UNAUDITED)

Assets:
 Investments in securities:
  Cost ...................................................        $ 248,302,052
                                                                  -------------
  Value ..................................................          244,806,344
 Receivables:
  Investment securities sold .............................              630,022
  Capital shares sold ....................................              831,386
  Interest ...............................................            1,592,727
                                                                  -------------
      Total assets .......................................          247,860,479
                                                                  -------------
Liabilities:
 Payable to affiliates ...................................               79,467
 Other liabilities .......................................               45,438
                                                                  -------------
      Total liabilities ..................................              124,905
                                                                  -------------
       Net assets, at value ..............................        $ 247,735,574
                                                                  -------------
Net assets consist of:
 Net unrealized depreciation .............................        $  (3,495,708)
 Accumulated net realized loss ...........................         (137,183,098)
 Capital shares ..........................................          388,414,380
                                                                  -------------
Net assets, at value .....................................        $ 247,735,574
                                                                  -------------
Shares outstanding .......................................           26,699,990
                                                                  -------------
Net asset value and maximum offering price per share .....                $9.28
                                                                  -------------



                    See notes to financial statements.

ADJUSTABLE RATE SECURITIES PORTFOLIOS
U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO

FINANCIAL STATEMENTS (continued)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2000 (UNAUDITED)

Investment income:
 Interest ..................................................        $ 8,092,708
                                                                    -----------
Expenses:
 Management fees (Note 3) ..................................            526,240
 Custodian fees ............................................              1,296
 Reports to shareholders ...................................                998
 Professional fees (Note 3) ................................             27,316
 Trustees' fees and expenses ...............................              6,593
 Other .....................................................              6,795
                                                                    -----------
      Total expenses .......................................            569,238
                                                                    -----------
       Net investment income ...............................          7,523,470
                                                                    -----------
Realized and unrealized losses:
 Net realized loss from investments ........................           (187,208)
 Net unrealized depreciation on investments ................           (809,014)
                                                                    -----------
Net realized and unrealized loss ...........................           (996,222)
                                                                    -----------
Net increase in net assets resulting from operations .......        $ 6,527,248
                                                                    -----------


                       See notes to financial statements.

ADJUSTABLE RATE SECURITIES PORTFOLIOS
U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO

FINANCIAL STATEMENTS (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2000 (UNAUDITED)
AND THE YEAR ENDED OCTOBER 31, 1999

                                                                                       SIX MONTHS             YEAR
                                                                                         ENDED               ENDED
                                                                                     APRIL 30, 2000     OCTOBER 31, 1999
                                                                                     -----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .......................................................      $   7,523,470       $  15,297,092
  Net realized loss from investments ..........................................           (187,208)           (140,123)
  Net unrealized depreciation on investments ..................................           (809,014)         (1,785,775)
                                                                                     ---------------------------------
      Net increase in net assets resulting from operations ....................          6,527,248          13,371,194
 Distributions to shareholders from net investment income .....................         (7,523,470)        (15,297,092)
 Capital share transactions (Note 2) ..........................................        (33,242,145)        (18,533,904)
                                                                                     ---------------------------------
      Net decrease in net assets ..............................................        (34,238,367)        (20,459,802)

Net assets (there is no undistributed net investment income at beginning or end of period):
 Beginning of period ..........................................................        281,973,941         302,433,743
                                                                                     ---------------------------------
 End of period ................................................................      $ 247,735,574       $ 281,973,941
                                                                                     ---------------------------------

                     See notes to financial statements.

ADJUSTABLE RATE SECURITIES PORTFOLIOS
U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (unaudited)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Adjustable Rate Securities Portfolios (the Trust) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company, consisting of one portfolio, the U.S. Government Adjustable Rate Mortgage Portfolio (the Portfolio). The shares of the Trust are issued in private placements and are exempt from registration under the Securities Act of 1933. The investment objective of the Portfolio is to seek current income.

The following summarizes the Portfolio's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. INCOME TAXES:

No provision has been made for income taxes because the Portfolio's policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute substantially all of its taxable income.

c. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividends from net investment income are normally declared daily and distributed monthly to shareholders.

d. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

ADJUSTABLE RATE SECURITIES PORTFOLIOS
U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

2. SHARES OF BENEFICIAL INTEREST

At April 30, 2000, there was an unlimited number of shares authorized ($0.01 par value). Transactions in the Portfolio's shares were as follows:

                                                           SHARES           AMOUNT
                                                       -------------------------------
Six months ended April 30, 2000
 Shares sold ..................................          4,762,314       $  44,202,988
 Shares issued in reinvestment of distributions            810,556           7,523,309
 Shares redeemed ..............................         (9,151,660)        (84,968,442)
                                                       -------------------------------
 Net decrease ..................................        (3,578,790)      $ (33,242,145)
                                                       -------------------------------
Year ended October 31, 1999
 Shares sold ..................................         18,450,025       $ 172,044,493
 Shares issued in reinvestment of distributions          1,641,140          15,300,133
 Shares redeemed ..............................        (22,090,242)       (205,878,530)
                                                       -------------------------------
 Net decrease ..................................        (1,999,077)      $ (18,533,904)
                                                       -------------------------------

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of Franklin Advisers, Inc. (Advisers), the Portfolio's investment manager (a wholly-owned subsidiary of Franklin Resources, Inc.) and trustees of Franklin Investors Securities Trust.

The Portfolio pays an investment management fee to Advisers based on the average daily net assets of the Portfolio as follows:


       ANNUALIZED
        FEE RATE        NET ASSETS
       ------------------------------------------------------------------

          .400%         First $5 billion
          .350%         Over $5 billion, up to and including $10 billion
          .330%         Over $10 billion, up to and including $15 billion


Fees are further reduced on net assets over $15 billion.

At April 30, 2000, all shares of the Portfolio were owned by the Franklin Adjustable U.S. Government Securities Fund.

Included in professional fees are legal fees of $731 that were paid to a law firm in which a partner is an officer of the Portfolio.

ADJUSTABLE RATE SECURITIES PORTFOLIOS
U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)


4. INCOME TAXES

At October 31, 1999, the Portfolio had tax basis capital losses, which may be carried over to offset future capital gains. Such losses expire as follows:

        Capital loss carryovers
         expiring in:

          2000                           $ 44,474,794
          2001                             17,182,002
          2002                             67,102,060
          2003                              7,677,608
          2004                                419,303
          2007                                140,123
                                         ------------
                                         $136,995,890
                                         ============

At April 30, 2000, the net unrealized depreciation based on the cost of investments for income tax purposes of $248,302,052 was as follows:


        Unrealized appreciation             $ 331,219
        Unrealized depreciation            (3,826,927)
                                          -----------
        Net unrealized depreciation       $(3,495,708)
                                          ===========
5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended April 30, 2000 aggregated $14,859,521 and $45,079,701, respectively.